SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-1A

REGISTRATION STATEMENT (NO. 33-64845)
UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 84	[X]
and

REGISTRATION STATEMENT (NO. 811-07443) UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 86	[X]

VANGUARD WHITEHALL FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482

(Address of Principal Executive Office)

Registrant's Telephone Number (610) 669-1000

Anne E. Robinson, Esquire

P.O. Box 876

Valley Forge, PA 19482

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)

[ ] on (date), pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1) [X ] on February 27, 2020, pursuant to paragraph (a)(1) [ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date), pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Selected Value Fund Prospectus

XX, 2020

Investor Shares

Vanguard Selected Value Fund Investor Shares (VASVX)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2018.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Fund Summary	1	Investing With Vanguard	21
More on the Fund	6	Purchasing Shares	21

The Fund and Vanguard	12	Redeeming Shares	24

Investment Advisors	13	Exchanging Shares	27

Dividends, Capital Gains, and Taxes	15	Frequent-Trading Limitations	27

Share Price	18	Other Rules You Should Know	29

Financial Highlights	20	Fund and Account Updates	33

		Employer-Sponsored Plans	35

		Contacting Vanguard	36

		Additional Information	36

		Glossary of Investment Terms	37

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation and income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.32%

12b-1 Distribution Fee	None

Other Expenses	0.01%

Total Annual Fund Operating Expenses1	0.33%

1 The expense information shown in the table has been restated to reflect estimated amounts.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$34	$106	$185	$418

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in the stocks of mid-size U.S. companies, choosing stocks considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and are trading at prices that the advisor believes are below average in relation to measures such as earnings and book value. These stocks often have above-average dividend yields. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

•Investment style risk, which is the chance that returns from mid-capitalization value stocks will trail returns from the overall stock market. Stocks considered by an advisor to be undervalued may remain undervalued for a long period of time or may not realize their expected value. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock prices of mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

•Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.

•Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Selected Value Fund Investor Shares

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
60%	36.26				42.04

40%
		19.44							19.51
20%				15.25		6.36		16.34
0%			0.82

-20%							-3.80
										-19.73
-40%

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.58% (quarter ended September 30, 2009), and the lowest return for a quarter was –16.86% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Vanguard Selected Value Fund Investor Shares

Return Before Taxes	–19.73%	2.69%	11.86%

Return After Taxes on Distributions	–21.72	0.97	10.66

Return After Taxes on Distributions and Sale of Fund Shares	–10.20	2.11	9.91

Russell Midcap Value Index
(reflects no deduction for fees, expenses, or taxes)	–12.29%	5.44%	13.03%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors

Cooke & Bieler, LP (Cooke & Bieler)

Donald Smith & Co., Inc. (Donald Smith & Co.)

Pzena Investment Management, LLC (Pzena)

Portfolio Managers

Mehul Trivedi, CFA, Partner, Research Analyst, and Portfolio Manager of Cooke & Bieler. He has co-managed a portion of the Fund since December 2019.

William Weber, CFA, Partner, Research Analyst, and Portfolio Manager of Cooke & Bieler. He has co-managed a portion of the Fund since December 2019.

Richard L. Greenberg, CFA, Co-Chief Investment Officer of Donald Smith & Co. He has co-managed a portion of the Fund since 2005.

Jon Hartsel, CFA, Co-Chief Investment Officer and Director of Research of Donald Smith & Co. He has co-managed a portion of the Fund since 2019.

Richard Pzena, Chairman, Chief Executive Officer, and Co-Chief Investment Officer of Pzena. He has co-managed a portion of the Fund since 2014.

Ben Silver, CFA, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2017.

John J. Flynn, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Selected Value Fund's expense ratio would be 0.33%, or $3.30 per $1,000 of average net assets. The average expense ratio for mid-cap value funds in 2018 was 1.10%, or $11.00 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Market Exposure

The Fund invests mainly in common stocks of mid-size U.S. companies that are considered by an advisor to be trading at below-average prices in relation to measures such as earnings and book value. These stocks often have above-average dividend yields.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above- average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company's outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund's stock holdings as of October 31, 2018, was $8.1 billion.

The Fund is subject to investment style risk, which is the chance that returns from mid-capitalization value stocks will trail returns from the overall stock market. Stocks considered by an advisor to be undervalued may remain undervalued for a long period of time or may not realize their expected value. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock prices of mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

Security Selection

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor's evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Different advisors may reach different conclusions on the same security.

Each advisor uses a different process to select securities for its portion of the Fund's assets.

Cooke & Bieler analysts perform deep fundamental research to uncover competitively advantaged businesses, with conservative balance sheets, trading at attractive valuations. These companies typically have higher returns on capital, lower levels of debt, and trade at lower valuations than the benchmark.

Donald Smith & Co. employs a strictly bottom-up investment approach that seeks out stocks of out-of-favor companies selling at discounts to tangible book value. Donald Smith & Co. looks for companies in the bottom decile of price-to-tangible-book value ratios that have positive outlooks for earnings potential over the next two to four years. Donald Smith & Co. employs traditional fundamental research techniques with the objective of determining the extent of earnings a company's asset base can generate.

Pzena utilizes a fundamental, bottom-up, deep-value-oriented investment strategy. Pzena seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena conducts intensive fundamental research, investing in companies only when all three of the following criteria are generally met: (1) the company's identified problems, if any, are temporary; (2) the company's management has a viable strategy to generate a recovery in earnings; and (3) there is meaningful downside protection in case the earnings recovery does not materialize.

Because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund is subject to asset concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.

Other Investment Policies and Risks

In addition to investing in U.S. mid-cap value stocks, the Fund may make other kinds of investments to achieve its objective.

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements.

The Vanguard Group, Inc. (Vanguard) administers a small portion of the Fund's assets to facilitate cash flows to and from the Fund's advisors. The Fund may invest these assets in equity futures, which are a type of derivative, and/or shares of exchange- traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund's transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/ or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low- cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-

traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short- term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund's operation or performance.

•Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short- term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.7 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the Fund's board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

•Cooke & Bieler, LP, 1700 Market St., Suite 3222, Philadelphia, PA 19103, is an investment advisory firm founded in 1949. As of September 30, 2019, Cooke & Bieler managed approximately $6.2 billion in assets.

•Donald Smith & Co., Inc., 152 West 57th Street, 22nd Floor, New York, NY 10019, is an investment advisory firm that was founded as Home Portfolio Advisors in 1975 and renamed Donald Smith & Co., Inc., in 1983. As of October 31, 2018, Donald Smith & Co. managed approximately $3.2 billion in assets.

•Pzena Investment Management, LLC, 320 Park Avenue, 8th Floor, New York, NY 10022, is a global investment management firm founded in 1995. Pzena focuses exclusively on a deep value investment approach. The members of the firm's executive committee and other employees collectively own a majority of the firm. As of October 31, 2018, Pzena managed approximately $36 billion in assets.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Fund relative to that of the Russell Midcap Value Index

(for Cooke & Bieler and Pzena) or the MSCI US Investable Market 2500 Index (for Donald Smith & Co.), over the preceding 60-month period (a 36-month period for Pzena). When the performance adjustment is positive, the Fund's expenses increase; when it is negative, expenses decrease.

For the fiscal year ended October 31, 2018, the aggregate advisory fee represented an effective annual rate of 0.22% of the Fund's average net assets before a performance- based decrease of less than 0.02%.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Mehul Trivedi, CFA, Partner, Research Analyst, and Portfolio Manager of Cooke & Bieler. He has worked in investment management since 1993, has managed investment portfolios and has been with Cooke & Bieler since 1998, and has co- managed a portion of the Fund since December 2019. Education: B.S./B.A., University of Pennsylvania; M.B.A., Wharton School at the University of Pennsylvania.

William Weber, CFA, Partner, Research Analyst, and Portfolio Manager of Cooke & Bieler. He has worked in investment management since 2002, has been with Cooke & Bieler since 2004, has managed investment portfolios since 2010, and has co- managed a portion of the Fund since December 2019. Education: B.S./B.A., Villanova University; M.B.A., University of Chicago.

Richard L. Greenberg, CFA, Co-Chief Investment Officer of Donald Smith & Co. He has worked in investment management since 1981; has been with the investment advisory firm that was founded as Home Portfolio Advisors and renamed Donald Smith & Co., Inc., since 1981; and has co-managed a portion of the Fund since 2005. Education: B.S., SUNY Binghamton; M.B.A., The Wharton School at the University of Pennsylvania.

Jon Hartsel, CFA, Co-Chief Investment Officer and Director of Research of Donald Smith & Co. He has worked in investment management since 1995, has been with Donald Smith & Co. since 2003, and co-managed a portion of the Fund since 2019. Education: B.A., William & Mary; M.B.S., Columbia Business School.

Richard Pzena, Chairman, Chief Executive Officer, and Co-Chief Investment Officer of Pzena. He has worked in investment management since 1984, has managed investment portfolios for Pzena since 1996, and has co-managed a portion of the Fund since 2014. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.

Ben Silver, CFA, Principal and Portfolio Manager at Pzena. He has worked in investment management since 1999, has been with Pzena since 2001, has managed investment portfolios for Pzena since 2006, and has co-managed a portion of the Fund since 2017. Education: B.S., Yeshiva University.

John J. Flynn, Principal and Portfolio Manager at Pzena. He has worked in investment management since 2000, has managed portfolios for Pzena since 2011, and has co-managed a portion of the Fund since 2015. Education: B.A., Yale University; M.B.A., Harvard Business School.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund's distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by XX, an independent registered public accounting firm, whose reports, along with fund financial statements, are included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

Selected Value Fund

			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$33.15	$27.24	$28.15	$29.49	$28.07

Investment Operations

Net Investment Income	.439	1.449	1.527	1.478	.415

Net Realized and Unrealized Gain (Loss)
on Investments	(3.153)	6.760	.030	(.245)	2.555

Total from Investment Operations	(2.660)	7.209	.557	.233	2.970

Distributions

Dividends from Net Investment Income	(.423)	(.501)	(.443)	(.404)	(.330)

Distributions from Realized Capital Gains	(2.687)	(.798)	(1.024)	(1.169)	(1.220)

Total Distributions	(3.110)	(1.299)	(1.467)	(1.573)	(1.550)

Net Asset Value, End of Period	$27.38	$33.15	$27.24	$28.15	$29.40

Total Return2	-9.15%	27.17%	2.20%	0.88%	11.02%
Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$8,811	$10,574	$8,802	$9,663	$10,153

Ratio of Total Expenses to Average Net Assets3	0.36%	0.39%	0.35%	0.39%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.47%	2.00%	1.62%	1.53%

Portfolio Turnover Rate	31%	22%	27%	24%	18%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%),0.00%, (0.04%), (0.02%)and 0.01%.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—934).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading

(a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital AdvisorTM.

•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent- trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

•Include the amount of the transaction (stated in dollars, shares, or percentage). Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.

If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.

Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k)s.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Selected Value Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Reports from the advisors.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

•If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone

Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

For fund and service information For literature requests

Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

For information and services for participants in employer- sponsored plans

Institutional Division	For information and services for large institutional investors
888-809-8102

Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number

Selected Value Fund	2/15/1996	SelValu	934	921946109

CFA® is a registered trademark owned by CFA Institute.

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Russell Midcap Value Index. An index that measures the performance of those Russell Midcap Index companies with lower price/book ratios and lower predicted growth rates.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Selected Value Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2600

Valley Forge, PA 19482-2600

Telephone: 800-662-7447; Text telephone for people

with hearing impairment: 800-749-7273

If you are a participant in an employer-sponsored plan: The Vanguard Group

Participant Services P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 800-523-1188; Text telephone for people

with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people

with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Fund are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Fund's Investment Company Act file number: 811-07443

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 934 XX2020

PART B

VANGUARD® WHITEHALL FUNDS

STATEMENT OF ADDITIONAL INFORMATION

XX, 2019

This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund's current prospectus. To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447

Online: vanguard.com

TABLE OF CONTENTS

Description of the Trust ...................................................................................................................	B-1
Fundamental Policies .......................................................................................................................	B-4
Investment Strategies, Risks, and Nonfundamental Policies ...........................................................	B-5
Share Price .....................................................................................................................................	B-23
Purchase and Redemption of Shares..............................................................................................	B-23
Management of the Funds..............................................................................................................	B-24
Investment Advisory and Other Services .......................................................................................	B-41
Portfolio Transactions ....................................................................................................................	B-58
Proxy Voting ...................................................................................................................................	B-60
Information About the ETF Share Class ........................................................................................	B-60
Financial Statements......................................................................................................................	B-95
Description of Bond Ratings ..........................................................................................................	B-95
Appendix A.....................................................................................................................................	B-97
Appendix B ...................................................................................................................................	B-100

DESCRIPTION OF THE TRUST

Vanguard Whitehall Funds (the Trust) currently offers the following funds and share classes (identified by ticker symbol):

Share Classes1
Fund2	Investor	Admiral	Institutional	ETF

Vanguard Selected Value Fund	VASVX	—	—	—

Vanguard International Explorer Fund	VINEX	—	—	—
Vanguard Mid-Cap Growth Fund	VMGRX	—	—	—

Vanguard High Dividend Yield Index Fund	VHDYX	VHYAX	—	VYM

Vanguard Emerging Markets Government Bond Index Fund	VGOVX	VGAVX	VGIVX	VWOB
Vanguard Global Minimum Volatility Fund	VMVFX	VMNVX	—	—

Vanguard International Dividend Appreciation Index Fund	VIAIX	VIAAX	—	VIGI

Vanguard International High Dividend Yield Index Fund	VIHIX	VIHAX	—	VYMI
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.

Organization

The Trust was organized as a Maryland corporation in 1995 and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Whitehall Funds, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust, other than Vanguard Emerging Markets Government Bond Index Fund, are classified as diversified within the meaning of the 1940 Act. Vanguard Emerging Markets Government Bond Index Fund is classified as nondiversified within the meaning of the 1940 Act.

Service Providers

Custodians. The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286 (for Vanguard Global Minimum Volatility Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund); JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179 (for Vanguard International Explorer Fund and Vanguard High Dividend Yield Index Fund); and State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (for Vanguard Selected Value Fund, Vanguard Mid-Cap Growth Fund, and Vanguard Emerging Markets Government Bond Index Fund), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

Independent Registered Public Accounting Firm. XX, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds' Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund's debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund's board of trustees.

Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class;

(2)the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, to change any fundamental policy of a Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a

Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds' shares.

Conversion Rights. Fund shareholders may convert their shares into another class of shares of the same Fund upon satisfaction of any then-applicable eligibility requirements, as described in the Fund's current prospectus. ETF Shares cannot be converted into conventional shares of a fund by a shareholder. For additional information about the conversion rights applicable to ETF Shares, please see Information About the ETF Share Class. There are no conversion rights associated with Vanguard Selected Value, Vanguard International Explorer, and Vanguard Mid-Cap Growth Funds.

Redemption Provisions. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund's shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements relating to the source of its income and the diversification of its assets. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, and/or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding Real Estate Investment Trusts (REITs)) and certain foreign corporations generally may be eligible to be reported by the Fund, and treated by individual shareholders, as "qualified dividend income" taxed at long-term capital gain rates instead of at higher ordinary income tax rates. Individuals must satisfy holding period and other requirements in order to be eligible for such treatment. Capital gains distributed by the Fund are not eligible for treatment as qualified dividend income.

Under recent tax legislation, individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for regulated investment companies to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through a Fund would not be eligible for the 20% deduction for their share of such taxable income.

Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding REITs) may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends- received deduction.

Each Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. For Fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. A Fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010, before using capital losses arising in fiscal years beginning prior to December 22, 2010.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy or (2) more than 50% of the Fund's net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. For Vanguard International Explorer Fund, Vanguard Mid-Cap Growth Fund, Vanguard Global Minimum Volatility Fund, and Vanguard High Dividend Yield Index Fund: Each Fund may not change its classification as a "management company" or its subclassifications as an "open-end company" and as a "diversified company" as each such term is defined in the 1940 Act.

For Vanguard Selected Value Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund: With respect to 75% of its total assets, each Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration. For Vanguard Selected Value Fund, Vanguard International Explorer Fund, Vanguard Global Minimum Volatility Fund, and Vanguard Mid-Cap Growth Fund: Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

For Vanguard High Dividend Yield Index Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund: Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

Investment Objective. The investment objective of Vanguard Selected Value Fund may not be materially changed without a shareholder vote.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.

None of these policies prevent the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See Management of the Funds for more information.

INVESTMENT STRATEGIES, RISKS, AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described on the following pages and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment strategies and policies.

The following investment strategies, risks, and policies supplement each Fund's investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Borrowing. A fund's ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets (at the time of borrowing) made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales "against-the-box"); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and participating in other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or to fulfill other obligations.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation's capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity- linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

Cybersecurity Risks. The increased use of technology to conduct business could subject a fund and its third-party service providers (including, but not limited to, investment advisors and custodians) to risks associated with cybersecurity. In general, a cybersecurity incident can occur as a result of a deliberate attack designed to gain unauthorized access to digital systems. If the attack is successful, an unauthorized person or persons could misappropriate assets or sensitive information, corrupt data, or cause operational disruption. A cybersecurity incident could also occur unintentionally if, for example, an authorized person inadvertently released proprietary or confidential information. Vanguard has developed robust technological safeguards and business continuity plans to prevent, or reduce the impact of, potential cybersecurity incidents. Additionally, Vanguard has a process for assessing the information security and/or cybersecurity programs implemented by a fund's third-party service providers, which helps minimize the risk of potential incidents. Despite these measures, a cybersecurity incident still has the potential to disrupt business operations, which could negatively impact a fund and/or its shareholders. Some examples of negative impacts that could occur as a result of a cybersecurity incident include, but are not limited to, the following: a fund may be unable to calculate its net asset value (NAV), a fund's shareholders may be unable to transact business, a fund may be unable to process transactions on behalf of its shareholders, or a fund may be unable to safeguard its data or the personal information of its shareholders.

Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws or an out-of-court restructuring of an issuer's capital structure may result in the issuer's debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.

Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value based on—or "derived from"—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the new regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.

Derivatives may be used for a variety of purposes, including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The other parties to the funds' OTC Derivatives contracts (usually referred to as "counterparties") will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to OTC Derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

When the fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund's Cleared Derivatives declines, the fund will be required to make additional "variation margin" payments to the FCM to settle the change in value. If the value of the fund's Cleared Derivatives increases, the FCM will be required to make additional "variation margin" payments to the fund to settle the change in value. This process is known as "marking-to-market" and is calculated on a daily basis.

For OTC Derivatives, the fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF's shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; and (3) trading of an ETF's shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF's shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange's officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described under the heading "Other Investment Companies."

Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund's investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies," except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

* U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company's principal operations are conducted from the United States or when the company's equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are multiple risks that could result in a loss to the fund, including, but not limited to, the risk that a fund's trade details could be incorrectly or fraudulently entered at the time of a transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair a fund's ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

Although an advisor will endeavor to achieve the most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian's creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading "Foreign Securities—Foreign Currency Transactions," a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred from converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulations, currency devaluations, and political and economic developments.

Foreign Securities—China A-shares Risk. China A-shares (A-shares) are shares of mainland Chinese companies that are traded locally on the Shanghai and Shenzhen stock exchanges. In order to invest in A-shares, a foreign investor must have access to an investment quota through a Qualified Foreign Institutional Investor (QFII) or a Renminbi QFII (RQFII) license holder. A-shares are also available through the China Stock Connect program, subject to separate quota limitations. The developing state of the investment and banking systems of the People's Republic of China (China, or the PRC) subjects the settlement, clearing, and registration of securities transactions to heightened risks. Additionally, there are foreign ownership limitations that may result in limitations on investment or the return of profits if a fund purchases and sells shares of an issuer in which it owns 5% or more of the shares issued within a six-month period. It is unclear if the 5% ownership will be determined by aggregating the holdings of a fund with affiliated funds.

Due to these restrictions, it is possible that the A-shares quota available to a fund as a foreign investor may not be sufficient to meet the fund's investment needs. In this situation, a fund may seek an alternative method of economic exposure, such as by purchasing other classes of securities or depositary receipts or by utilizing derivatives. Any of these options could increase a fund's index sampling risk (for index funds) or investment cost. Additionally, investing in A-shares generally increases emerging markets risk due in part to government and issuer market controls and the developing settlement and legal systems.

Investing in China A-shares through Stock Connect. The China Stock Connect program (Stock Connect) is a mutual market access program designed to, among other things, enable foreign investment in the PRC via brokers in Hong Kong. A QFII/RQFII license is not required to trade via Stock Connect. There are significant risks inherent in investing in A-shares through Stock Connect. Specifically, trading can be affected by a number of issues. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a fund may not be able to dispose of its shares in a timely manner, which could adversely affect the fund's performance. Trading through Stock Connect may require pre-delivery or pre-validation of cash or securities to or by a broker. If the cash or securities are not in the broker's possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner.

Additionally, Stock Connect is subject to daily quota limitations on purchases into the PRC. Once the daily quota is reached, orders to purchase additional A-shares through Stock Connect will be rejected. In addition, a fund's purchase of

A-shares through Stock Connect may only be subsequently sold through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the fund's shares will be registered in its custodian's name on the Hong Kong Central Clearing and Settlement System. This may limit an advisor's ability to effectively manage a fund's holdings, including the potential enforcement of equity owner rights.

Foreign Securities—Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; generally smaller, less seasoned, or newly organized companies; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund's income from investments in securities or debt instruments of emerging market country issuers.

Foreign Securities—Foreign Currency Transactions. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.

Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities—Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described under the heading "Other Investment Companies."

Foreign Securities—Russian Market Risk. There are significant risks inherent in investing in Russian securities. The underdeveloped state of Russia's banking system subjects the settlement, clearing, and registration of securities transactions to significant risks. In March of 2013, the National Settlement Depository (NSD) began acting as a central depository for the majority of Russian equity securities; the NSD is now recognized as the Central Securities Depository in Russia.

For Russian issuers with fewer than 50 shareholders, ownership records are maintained only by registrars who are under contract with the issuers and are currently not settled with the NSD. Although a Russian subcustodian will maintain copies of the registrar's records (Share Extracts) on its premises, such Share Extracts are not recorded with the NSD and may not be legally sufficient to establish ownership of securities. The registrars may not be independent from the issuer, are not necessarily subject to effective state supervision, and may not be licensed with any governmental entity. A fund will endeavor to ensure by itself or through a custodian or other agent that the fund's interest continues to be appropriately recorded for Russian issuers with fewer than 50 shareholders by inspecting the share register and by obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability, and the possibility exists that a subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or may improperly dilute its interest. In addition, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, a fund may find it difficult to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund's position declines, the fund will be required to make additional "variation margin" payments to the FCM to settle the change in value. If the value of the fund's position increases, the FCM will be required to make additional "variation margin" payments to the fund to settle the change in value. This process is known as "marking-to-market" and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a mutual fund may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to each Fund under the CEA. Each Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.

Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. U.S. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company's outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company's management.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded, centrally cleared options, credit risk is mutualized through the involvement of the applicable clearing house.

The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

If a trading market, in particular options, were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An OTC option on an OTC swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund's limitation on investments in illiquid securities.

OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.

Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The market for OTC swaps and swaptions is a relatively new market. It is possible that developments in the market could adversely affect a fund, including its ability to terminate existing OTC swap agreements or to realize amounts to be received under such agreements. As previously noted under the heading "Derivatives," under the Dodd-Frank Act, certain swaps that may be used by a fund may be cleared through a clearinghouse and traded on an exchange or swap execution facility.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions, for example, for funds that invest in other funds within the same group of investment companies. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund's net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund's expense ratio as "Acquired Fund Fees and Expenses." The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund's financial statements, which provide a clearer picture of a fund's actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities because preferred stock may trade with less frequency and in more limited volume.

Real Estate Investment Trusts (REITs). An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.

Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.

The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to meet the requirements for qualification and taxation as a REIT under the IRC and/or fail to maintain exemption from the 1940 Act.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a bank, a broker, or a dealer and simultaneously agrees to resell such security to the seller at an agreed- upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund's advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security's issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund's use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund's right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund, which are low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks to market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a fund will comply with all other applicable regulatory requirements, including the requirement to redeliver the securities within the standard settlement time applicable to the relevant trading market. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund's ability to vote on such a matter.

Pursuant to Vanguard's securities lending policy, Vanguard's fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authorities. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. Each Fund has not requested and will not request an advance ruling from the Internal Revenue Service (IRS) as to the U.S. federal income tax matters discussed in this Statement of Additional Information. In some cases, a fund's tax position may be uncertain under current tax law and an adverse determination or future guidance by the IRS with respect to such a position could adversely affect the fund and its shareholders, including the fund's ability to continue to qualify as a regulated investment company or to continue to pursue its current investment strategy. A shareholder should consult his or her tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.

Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund's transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund's hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Tax Matters—Federal Tax Treatment of Futures Contracts. For federal income tax purposes, a fund generally must recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments, and shareholders will be advised on the nature of the distributions.

Tax Matters—Federal Tax Treatment of Non-U.S. Currency Transactions. Special rules generally govern the federal income tax treatment of a fund's transactions in the following: non-U.S. currencies; non-U.S. currency-denominated debt obligations; and certain non-U.S. currency options, futures contracts, forward contracts, and similar instruments. Accordingly, if a fund engages in these types of transactions it may have ordinary income or loss to the extent that such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income could accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any ordinary loss so created will generally reduce ordinary income distributions and, in some cases, could require the recharacterization of prior ordinary income distributions. Net ordinary losses cannot be carried forward by the fund to offset income or gains realized in subsequent taxable years.

Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by a fund that is not subject to these special currency rules (such as foreign equity investments other than certain preferred stocks) will generally be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

To the extent a fund engages in non-U.S. currency hedging, the fund may elect or be required to apply other rules that could affect the character, timing, or amount of the fund's gains and losses. For more information, see "Tax Matters— Federal Tax Treatment of Derivatives, Hedging, and Related Transactions."

Tax Matters—Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if at the close of each quarter of a fund's taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that has elected to pass through such taxes to shareholders.

Tax Matters—Passive Foreign Investment Companies. Each Fund may invest in passive foreign investment companies (PFICs). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of an interest in a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned in respect to PFIC interests, whether or not such amounts are distributed to shareholders. To avoid such tax and interest, a Fund may elect to "mark to market" its PFIC interests, that is, to treat such interests as sold on the last day of the Fund's fiscal year, and to recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year. Distributions from a Fund that are attributable to income or gains earned in respect to PFIC interests are characterized as ordinary income.

Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund's income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an "excess inclusion") will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a registered investment company will be allocated to shareholders of the registered investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See "Tax Matters—Tax-Exempt Investors."

Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds. Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its non-U.S. investors are exempt from U.S. withholding taxes, provided the investors furnish valid tax documentation (i.e., IRS Form W-8) certifying as to their non-U.S. status.

A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, Vanguard has chosen to report qualifying distributions and apply the withholding exemption to those distributions when made to non-U.S. shareholders who invest directly with Vanguard. For other funds, Vanguard may choose not to apply the withholding exemption to qualifying fund distributions made to direct shareholders, but may provide the reporting to such shareholders. In these cases, a shareholder may be able to reclaim such withholding tax directly from the IRS.

If shareholders hold fund shares (including ETF shares) through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder's broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.

This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions. Please consult your tax advisor for more information about these rules.

Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt- financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a fund recognizes "excess inclusion income" derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See "Tax Matters—Real Estate Mortgage Investment Conduits."

In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when- issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

Regulatory restrictions in India. Shares of Vanguard International Explorer Fund, Vanguard Global Minimum Volatility Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund have not been, and will not be, registered under the laws of India and are not intended to benefit from any laws in India promulgated for the protection of shareholders. As a result of regulatory requirements in India, shares of each Fund shall not be knowingly offered to (directly or indirectly) or sold or delivered to (within India); transferred to or purchased by; or held by, for, on the account of, or for the benefit of (i) a "person resident in India" (as defined under applicable Indian law), (ii) an "overseas corporate body" or a "person of Indian origin" (as defined under applicable Indian law), or (iii) any other entity or person disqualified or otherwise prohibited from accessing the Indian securities market under applicable laws, as may be amended from time to time. Investors, prior to purchasing shares of each Fund, must satisfy themselves regarding compliance with these requirements.

SHARE PRICE

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for Vanguard High Dividend Yield Index Fund, Vanguard Global Minimum Volatility Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. NAV per share for Vanguard Selected Value Fund, Vanguard International Explorer Fund, and Vanguard Mid-Cap Growth Fund is computed by dividing the total assets, minus liabilities, of each Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

The Exchange typically observes the following holidays: New Year's Day; Martin Luther King, Jr., Day; Presidents' Day (Washington's Birthday); Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares (Other than ETF Shares)

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus.

The Funds (other than Vanguard Emerging Markets Government Bond Index Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund) do not charge purchase fees. Vanguard Emerging Markets Government Bond Index Fund charges a 0.75% purchase fee, and Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund each charge a 0.25% purchase fee. The purchase fee is paid to each Fund to reimburse it for the transaction costs incurred from purchasing securities. The fee is deducted from all purchases, including shares purchased by exchange from other Vanguard funds. Information regarding the application of purchase fees is described more fully in each Fund's prospectus.

Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash) at the discretion of the Fund's portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund's prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.

Redemption of Shares (Other than ETF Shares)

The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund's prospectus.

Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the Fund's board of trustees. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Funds (other than Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund) do not charge redemption fees. Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund each charge a 0.25% redemption fee. The redemption fee is paid to each Fund to reimburse it for the transaction costs incurred from liquidating securities in order to meet fund redemptions. Information regarding the application of redemption fees is described more fully in each Fund's prospectus. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

Vanguard processes purchase and redemption requests through a pooled account. Pending investment direction or distribution of redemption proceeds, the assets in the pooled account are invested and any earnings (the "float") are allocated proportionately among the Vanguard funds in order to offset fund expenses. Other than the float, Vanguard treats assets held in the pooled account as the assets of each shareholder making such purchase or redemption request.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV per share next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each fund is a series of a Delaware statutory trust. The funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts' jointly owned subsidiary, Vanguard. Vanguard also provides investment advisory services to certain Vanguard funds. All of these services are provided at Vanguard's total cost of operations pursuant to the Fifth Amended and Restated Funds' Service Agreement (the Agreement).

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund (other than a fund of funds) pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The funds' officers are also employees of Vanguard.

Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds' advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Vanguard was established and operates under the Agreement. The Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.

As of October 31, 2018, each Fund contributed capital to Vanguard as follows:

	Capital	Percentage of	Percent of
Vanguard Fund	Contribution	Fund's Average	Vanguard's
	to Vanguard	Net Assets	Capitalization

Selected Value Fund	$494,000	0.01%	0.20%

International Explorer Fund	210,000	0.01	0.08

Mid-Cap Growth Fund	234,000	0.01	0.09

High Dividend Yield Index Fund	1,541,000	0.01	0.62

Emerging Markets Government Bond Index Fund	66,000	0.01	0.03

Global Minimum Volatility Fund	161,000	0.01	0.06

International Dividend Appreciation Index Fund	57,000	0.01	0.02

International High Dividend Yield Index Fund	60,000	0.01	0.02

Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, and (7) review and evaluation of advisory and other services provided to the funds by third parties.

Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds' trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.

To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:

⬛Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.

⬛Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.

⬛Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.

⬛Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.

⬛Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.

⬛Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds.

⬛Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC participates in an offshore arrangement established with a third party to provide marketing, promotional, and other services to qualifying Vanguard funds that are distributed in certain foreign countries on a private-placement basis to government- sponsored and other institutional investors. In exchange for such services, the third party receives an annual base (fixed) fee, and may also receive discretionary fees or performance adjustments.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and, as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are incurred by the Funds. Amounts captioned "Management and Administrative Expenses" include a Fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the Vanguard funds. Amounts captioned "Marketing and Distribution Expenses" include a Fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended October 31, 2016, 2017, and 2018, and are presented as a percentage of each Fund's average month-end net assets.

Annual Shared Fund Operating Expenses

(Shared Expenses Deducted From Fund Assets)

Vanguard Fund	2016	2017	2018
Selected Value Fund
Management and Administrative Expenses	0.15%	0.15%	0.14%
Marketing and Distribution Expenses	0.02	0.02	0.02

International Explorer Fund
Management and Administrative Expenses	0.15%	0.15%	0.15%
Marketing and Distribution Expenses	0.02	0.02	0.02

Mid-Cap Growth Fund
Management and Administrative Expenses	0.19%	0.18%	0.18%
Marketing and Distribution Expenses	0.02	0.02	0.02

High Dividend Yield Index Fund
Management and Administrative Expenses	0.08%	0.08%	0.07%
Marketing and Distribution Expenses	0.01	0.01	0.01

Emerging Markets Government Bond Index Fund
Management and Administrative Expenses	0.30%	0.30%	0.28%
Marketing and Distribution Expenses	0.01	0.01	0.01

Global Minimum Volatility Fund
Management and Administrative Expenses	0.16%	0.16%	0.14%
Marketing and Distribution Expenses	0.02	0.01	0.01

International Dividend Appreciation Index Fund1
Management and Administrative Expenses	0.01%	0.19%	0.21%
Marketing and Distribution Expenses	less than 0.01	0.01	0.01

International High Dividend Yield Index Fund1
Management and Administrative Expenses	0.11%	0.24%	0.28%
Marketing and Distribution Expenses	less than 0.01	0.01	0.01

1 The inception date for the Fund was February 25, 2016.

The advisors for Vanguard Selected Value Fund and Vanguard Mid-Cap Growth Fund may direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are used solely to reduce the Funds' management and administrative expenses and are not reflected in these totals.

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board's corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds' internal and external auditors.

The full board participates in the funds' risk oversight, in part, through the Vanguard funds' compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds' chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis, each of whom is an independent trustee, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Vanguard's head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund's board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board's decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee's professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds' shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

			Principal Occupation(s)	Number of
		Vanguard	During the Past Five Years,	Vanguard Funds
	Position(s)	Funds' Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer

Interested Trustee1
Mortimer J. Buckley	Chairman of the	January 2018	Chairman of the board (January 2019–present) of	213
(1969)	Board, Chief		Vanguard and of each of the investment companies
	Executive Officer,		served by Vanguard; chief executive officer (2018–
	and President		present) of Vanguard; chief executive officer,
president, and trustee (2018–present) of each of the
investment companies served by Vanguard; president
and director (2017–present) of Vanguard; and president
(2018–present) of Vanguard Marketing Corporation.
Chief investment officer (2013–2017), managing
director (2002–2017), head of the Retail Investor Group
(2006–2012), and chief information officer (2001–2006)
of Vanguard. Chairman of the board (2011–2017) and
trustee (2009–2017) of the Children's Hospital of
Philadelphia; trustee (2018–present) of The Shipley
School.

1 Mr. Buckley is considered an "interested person" as defined in the 1940 Act because he is an officer of the Trust.

			Principal Occupation(s)	Number of
		Vanguard	During the Past Five Years,	Vanguard Funds
	Position(s)	Funds' Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer

Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Executive chief staff and marketing officer for North	213
(1948)			America and corporate vice president (retired 2008) of
Xerox Corporation (document management products
and services). Former president of the Worldwide
Channels Group, Latin America, and Worldwide
Customer Service and executive chief staff officer of
Developing Markets of Xerox. Executive in residence
and 2009–2010 Distinguished Minett Professor at the
Rochester Institute of Technology. Director of SPX
FLOW, Inc. (multi-industry manufacturing). Director of
the University of Rochester Medical Center, the
Monroe Community College Foundation, the United
Way of Rochester, North Carolina A&T University, and
Roberts Wesleyan College. Trustee of the University of
Rochester.

Amy Gutmann (1949)

F. Joseph Loughrey (1949)

Mark Loughridge (1953)

Scott C. Malpass (1962)

Trustee	June 2006
Trustee	October 2009

Lead Independent March 2012 Trustee

Trustee	March 2012

President (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

President and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM's Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

213

213

213

213

			Principal Occupation(s)	Number of
		Vanguard	During the Past Five Years,	Vanguard Funds
	Position(s)	Funds' Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer

Deanna Mulligan	Trustee	January 2018	President (2010–present) and chief executive officer	213
(1963)			(2011–present) of The Guardian Life Insurance
			Company of America. Chief operating officer (2010–
			2011) and executive vice president (2008–2010) of
			Individual Life and Disability of The Guardian Life
			Insurance Company of America. Member of the board
			of The Guardian Life Insurance Company of America,
			the American Council of Life Insurers, the Partnership
			for New York City (business leadership), and the
			Committee Encouraging Corporate Philanthropy.
			Trustee of the Economic Club of New York and the
			Bruce Museum (arts and science). Member of the
			Advisory Council for the Stanford Graduate School of
			Business.
André F. Perold	Trustee	December 2004	George Gund Professor of Finance and Banking,	213
(1952)			Emeritus at the Harvard Business School (retired
			2011). Chief investment officer and co-managing
			partner of HighVista Strategies LLC (private
			investment firm). Board of Advisors and investment
			committee member of the Museum of Fine Arts
			Boston. Board member (2018–present) of RIT Capital
			Partners (investment firm); investment committee
			member of Partners Health Care System.
Sarah Bloom Raskin	Trustee	January 2018	Deputy secretary (2014–2017) of the United States	213
(1961)			Department of the Treasury. Governor (2010–2014) of
			the Federal Reserve Board. Commissioner (2007–
			2010) of financial regulation for the State of Maryland.
			Member of the board of directors (2012–2014) of
			Neighborhood Reinvestment Corporation. Director
			(2017–present) of i(x) Investments, LLC; director
			(2017–present) of Reserve Trust. Rubinstein Fellow
			(2017–present) of Duke University; trustee (2017–
			present) of Amherst College.
Peter F. Volanakis	Trustee	July 2009	President and chief operating officer (retired 2010) of	213
(1955)			Corning Incorporated (communications equipment)
			and director of Corning Incorporated (2000–2010) and
			Dow Corning (2001–2010). Director (2012) of SPX
			Corporation (multi-industry manufacturing). Overseer
			of the Amos Tuck School of Business Administration,
			Dartmouth College (2001–2013). Chairman of the
			board of trustees of Colby-Sawyer College. Member of
			the Board of Hypertherm Inc. (industrial cutting
			systems, software, and consumables).

Executive Officers
John Bendl	Chief Financial	October 2019	Principal of Vanguard. Chief financial officer (October	213
(1970)	Officer		2019–present) of each of the investment companies
			served by Vanguard. Chief accounting officer,
			treasurer, and controller of Vanguard (2017–present).
			Partner (2003–2016) at KPMG LLP (audit, tax, and
			advisory services).

			Principal Occupation(s)	Number of
		Vanguard	During the Past Five Years,	Vanguard Funds
	Position(s)	Funds' Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer

Glenn Booraem	Investment	February 2001	Principal of Vanguard. Investment stewardship officer	213
(1967)	Stewardship		(2017–present), treasurer (2015–2017), controller
	Officer		(2010–2015), and assistant controller (2001–2010) of
each of the investment companies served by
Vanguard.
Christine M. Buchanan	Treasurer	November 2017	Principal of Vanguard and global head of Fund	213
(1970)			Administration at Vanguard. Treasurer (2017–present)
of each of the investment companies served by
Vanguard. Partner (2005–2017) at KPMG LLP (audit,
tax, and advisory services).
David Cermak	Finance Director	October 2019	Principal of Vanguard. Finance director (October 2019–	213
(1960)			present) of each of the investment companies served
by Vanguard. Managing director and head (2017–
present) of Vanguard Investments Singapore.
Managing director and head (2017–2019) of Vanguard
Investments Hong Kong. Representative director and
head (2014–-2017) of Vanguard Investments Japan.
Thomas J. Higgins	Finance Director	July 1998	Principal of Vanguard. Finance director (October 2019–	213
(1957)			present), chief financial officer (2008–2019), and
treasurer (1998–2008) of each of the investment
companies served by Vanguard.
Peter Mahoney	Controller	May 2015
(1974)
Anne E. Robinson	Secretary	September 2016
(1970)

Principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008– 2014) at Vanguard.

General counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

213

Michael Rollings	Finance Director	February 2017	Finance director (2017–present) and treasurer (2017) of	213
(1963)			each of the investment companies served by
			Vanguard. Managing director (2016–present) of
			Vanguard. Chief financial officer (2016–present) of
			Vanguard. Director (2016–present) of Vanguard
			Marketing Corporation. Executive vice president and
			chief financial officer (2006–2016) of MassMutual
			Financial Group.
John E. Schadl	Chief Compliance	March 2019	Principal of Vanguard. Chief compliance officer (March	213
(1972)	Officer		2019–present) of Vanguard and of each of the
			investment companies served by Vanguard. Assistant

vice president (May 2019–present) of Vanguard Marketing Corporation.

All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees. The lead independent trustee also chairs the meetings of the audit, compensation, and nominating committees. The board also has two investment committees, which consist of independent trustees and the sole interested trustee.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person; as a result, the chairman of the board is an "interested" trustee. The independent trustees generally believe that the Vanguard funds' chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.

Board Committees: The Trust's board has the following committees:

⬛Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund. The following independent trustees serve as members of the committee: Mr. Loughrey, Mr. Loughridge, Ms. Raskin, and Mr. Volanakis. The committee held six meetings during the Trust's fiscal year ended October 31, 2018.

⬛Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. All independent trustees serve as members of the committee. The committee held one meeting during the Trust's fiscal year ended October 31, 2018.

⬛Investment Committees: These committees assist the board in its oversight of investment advisors to the funds and in the review and evaluation of materials relating to the board's consideration of investment advisory agreements with the funds. Each trustee serves on one of two investment committees. Each investment committee held four meetings during the Trust's fiscal year ended October 31, 2018.

⬛Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. All independent trustees serve as members of the committee. The committee held five meetings during the Trust's fiscal year ended October 31, 2018.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Loughridge, chairman of the committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. Vanguard funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

⬛The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

⬛The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

⬛Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

"Interested" Trustee. Mr. Buckley serves as trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD WHITEHALL FUNDS

TRUSTEES' COMPENSATION TABLE

		Pension or Retirement	Accrued Annual	Total Compensation
	Aggregate	Benefits Accrued	Retirement	From All Vanguard
	Compensation	as Part of the	Benefit at	Funds Paid
Trustee	From the Funds1	Funds' Expenses1	January 1, 20192	to Trustees3
F. William McNabb III4	—	—	—	—
Mortimer J. Buckley5	—	—	—	—
Emerson U. Fullwood	$4,688	—	—	$287,500
Rajiv L. Gupta6	717	—	—	—
Amy Gutmann	4,688	—	—	287,500
JoAnn Heffernan Heisen4	5,014	$88	$8,678	307,500
F. Joseph Loughrey	5,014	—	—	307,500
Mark Loughridge	5,827	—	—	357,500
Scott C. Malpass	4,688	—	—	280,530
Deanna Mulligan5	3,906		—	287,500
André F. Perold	4,688	—	—	287,500
Sarah Bloom Raskin5	4,178		—	307,500
Peter F. Volanakis	5,014	—	—	307,500

1The amounts shown in this column are based on the Trust's fiscal year ended October 31, 2018. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 212 Vanguard funds for the 2018 calendar year.

4Mr. McNabb and Ms. Heisen retired from service effective December 31, 2018.

5Mr. Buckley, Ms. Mulligan, and Ms. Raskin began service effective January 1, 2018.

6Mr. Gupta retired from service effective December 31, 2017.

Ownership of Fund Shares

All current trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2018.

		Dollar Range	Aggregate Dollar Range
		of Fund Shares	of Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee

Selected Value Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	Over $100,000	Over $100,000

		Dollar Range	Aggregate Dollar Range
		of Fund Shares	of Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee

International Explorer Fund	Mortimer L. Buckley	Over $100,000	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	$50,001–$100,000	Over $100,000
Mid-Cap Growth Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
High Dividend Yield Index Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	Over $100,000	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	Over $100,000	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Emerging Markets Government Bond
Index Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range	Aggregate Dollar Range
		of Fund Shares	of Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee

Global Minimum Volatility Fund	Mortimer J. Buckley	Over $100,000	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
International Dividend Appreciation Index Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
International High Dividend Yield Index Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of January 31, 2019, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.

As of January 31, 2019, the following owned of record 5% or more of the outstanding shares of each class (other than ETF Shares): Vanguard Selected Value Fund—Investor Shares: Fidelity Investments Institutional Operations Co., Covington, KY (9.19%), National Financial Services Corp, Jersey City, NJ (7.52%), Charles Schwab & Co. Inc., San Francisco, CA (6.44%); Vanguard International Explorer Fund—Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (14.83%), National Financial Services Corp, Jersey City, NJ (8.43%); Vanguard Mid-Cap Growth Fund— Investor Shares: Fidelity Investments Institutional Operations Co., Covington, KY (11.06%), National Financial Services LLC, Jersey City, NJ (7.27%); Vanguard High Dividend Yield Index Fund—Investor Shares: National Financial Services LLC, Jersey City, NJ (10.04%), Charles Schwab & Co. Inc., San Francisco, CA (6.22%); Vanguard Emerging Markets Government Bond Index Fund—Admiral Shares: Charles Schwab & Co., Inc. San Francisco, CA (8.01%), Capinco C/o US Bank NA, Milwaukee, WI (5.36%); Vanguard Emerging Markets Government Bond Index Fund—Institutional Shares: Northern Trust, Chicago, IL (59.36%), Little Co of Mary Hospital & Health Care Centers Inc., Evergreen Park, IL (40.64%); Vanguard Global Minimum Volatility Fund—Investor Shares: JP Morgan Chase Bank, Brooklyn, NY (26.46%), National Financial Services Corp, Jersey City, NJ (15.93%); Vanguard Global Minimum Volatility Fund—Admiral Shares: MAC & Co A/C 374862, Pittsburgh, PA (14.28%), Charles Schwab & Co. Inc., San Francisco, CA (10.16%), MAC & Co A/C 374866, Pittsburgh, PA (9.25%), National Financial Services Corp, Jersey City, NJ (7.05%); Vanguard International Dividend

Appreciation Index Fund—Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (18.97%), National Financial

Services, Jersey City, NJ (14.91%); Vanguard International Dividend Appreciation Index Fund—Admiral Shares: FCCI Insurance Company, Sarasota, FL (13.11%); Vanguard International High Dividend Yield Index Fund—Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (13.88%); Vanguard International High Dividend Yield Index Fund—Admiral Shares: FCCI Insurance Company, Sarasota, FL (13.09%), National Financial Services Corp, Jersey City, NJ (9.85%).

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of January 31, 2019, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding ETF Shares of a Fund were as follows: Vanguard High Dividend Yield Index Fund—ETF Shares: Charles Schwab & Co., Inc. (14.37%), National Financial Services LLC (13.56%), Vanguard Marketing Corporation (12.60%), TD Ameritrade Clearing, Inc. (9.02%), Merrill Lynch, Pierce Fenner & Smith (6.79%); Vanguard Emerging Markets Government Bond Index Fund—ETF Shares: Charles Schwab & Co., Inc. (23.03%), Ridge Clearing & Outsourcing Solutions, Inc. (11.34%), Vanguard Marketing Corporation (10.28%), National Financial Services LLC (9.23%), TD Ameritrade Clearing, Inc. (5.82%); Vanguard International Dividend Appreciation Index Fund— ETF Shares: Merrill Lynch, Pierce Fenner & Smith (20.13%), Charles Schwab & Co., Inc. (11.30%),Vanguard Marketing Corporation (10.69%), National Financial Services LLC (10.41%), Pershing LLC (6.71%), Morgan Stanley DW Inc., (5.06%), TD Ameritrade Clearing Inc., (5.06%), UBS Financial Services LLC (5.01%); Vanguard International High Dividend Yield Index Fund—ETF Shares: Charles Schwab & Co. Inc., (24.14%), Vanguard Marketing Corporation (12.11%), National Financial Services LLC (11.15%), Morgan Stanley DW Inc., (6.48%), Merrill Lynch, Pierce Fenner & Smith (6.34%), First Clearing, LLC (6.12%

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the boards of trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each actively managed Vanguard fund generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentage of the fund's total assets that each of these holdings represents as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings with weightings) online at vanguard.com, in the "Portfolio" section of the fund's Portfolio & Management page, 15 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentage of the fund's total assets that each of these holdings represents as of the end of the most recent month (month-end ten largest stock holdings with weightings) online at vanguard.com, in the "Portfolio" section of the fund's Portfolio & Management page, 15 calendar days after the end of the month. In addition, Vanguard funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the aggregate percentage of the fund's total assets (and, for balanced funds, the aggregate percentage of the fund's equity securities) that these holdings represent as of the end of the most recent month (month- end ten largest stock holdings) online at vanguard.com, in the "Portfolio" section of the fund's Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each actively managed Vanguard fund, unless otherwise stated, generally will seek to disclose the fund's complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the "Portfolio" section of the fund's Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Each Vanguard fund relying on exemptive relief from the Securities and Exchange Commission (SEC) permitting the operation of actively- managed ETFs generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com in the "Portfolio" section of the fund's Portfolio & Management page. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund's complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the "Portfolio" section of the fund's Portfolio & Management page, no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Vanguard Market Neutral Fund and Vanguard Alternative Strategies Fund generally will seek to disclose the Fund's complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the "Portfolio" section of the Fund's Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund's complete portfolio holdings as of the end of the most recent month online at vanguard.com, in the "Portfolio" section of the fund's Portfolio & Management page, 15 calendar days after the end of the month. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund's complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund's investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review Department or Legal and Compliance Division. Any

disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard discloses Vanguard fund complete portfolio holdings to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; FactSet Research Systems Inc.; Innovation Printing & Communications; Institutional Shareholder Services, Inc.; Intelligencer Printing Company; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; State Street Bank and Trust Company; Trade Informatics LLC; Triune Color Corporation; and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard discloses Vanguard fund complete portfolio holdings to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund's Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund's Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Disclosure of Portfolio Holdings, Including Other Investment Positions, in Accordance with SEC Exemptive Orders

Vanguard's Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC), Authorized Participants, and other market makers the daily portfolio composition files (PCFs) that identify a basket of specified securities that may overlap with the actual or expected portfolio holdings of the Vanguard funds that offer a class of shares known as Vanguard ETF Shares (ETF Funds). Each Vanguard fund relying on exemptive relief from the SEC permitting the operation of actively-managed ETFs generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com in the "Portfolio" section of the fund's Portfolio & Management page. The disclosure of PCFs and portfolio holdings, including other investment positions, will be in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the SEC, as described in this section.

Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues and redeems ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, an investor must be an "Authorized Participant" or the investor must purchase or redeem through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a "Participant Agreement" with Vanguard Marketing Corporation. Each ETF Fund issues Creation Units in exchange for a "portfolio deposit" consisting of a basket of specified securities (Deposit Securities) and a cash payment (Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.

In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC (a clearing agency registered with the SEC and affiliated with the DTC), for dissemination to NSCC participants on each business day prior to the opening of trading on the listing exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. In addition, the listing exchange disseminates (1) continuously throughout the trading day, through the facilities of the Consolidated Tape Association, the market value of an ETF Share; and (2) every 15 seconds throughout the trading day, a calculation of the estimated NAV of an ETF Share (expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded on the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.

In addition to making PCFs available to the NSCC, as previously described, Vanguard's Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at vanguard.com to all categories of persons, if

(1)such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard's Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund, if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard's Fund Financial Services unit may, at its sole discretion, determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard's Fund Financial Services unit.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard's Fund Financial Services unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review Department or Legal and Compliance Division.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust currently uses nine investment advisors:

⬛Cooke & Bieler, LP (Cooke & Bieler) provides investment advisory services for a portion of Vanguard Selected Value Fund.

⬛Donald Smith & Co., Inc. (Donald Smith & Co.) provides investment advisory services for a portion of Vanguard Selected Value Fund.

⬛Pzena Investment Management, LLC (Pzena) provides investment advisory services for a portion of Vanguard Selected Value Fund.

⬛Frontier Capital Management Co., LLC (Frontier Capital) provides investment advisory services for a portion of Vanguard Mid-Cap Growth Fund.

⬛Schroder Investment Management North America Inc. (Schroders) provides investment advisory services for a portion of Vanguard International Explorer Fund.

⬛TimesSquare Capital Management, LLC (TimesSquare Capital) provides investment advisory services for a portion of Vanguard International Explorer Fund.

⬛Victory Capital Management Inc. (Victory Capital), through its RS Investments franchise, provides investment advisory services for a portion of Vanguard Mid-Cap Growth Fund.

⬛Wellington Management Company LLP (Wellington Management) provides investment advisory services for a portion of Vanguard International Explorer Fund and a portion of Vanguard Mid-Cap Growth Fund.

⬛Vanguard provides investment advisory services to Vanguard High Dividend Yield Index Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard Global Minimum Volatility Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund.

Chartwell Investment Partners, LLC, provided investment advisory services for a portion of Vanguard Mid-Cap Growth Fund from 2006 until December 2016. William Blair Investment Management, LLC provided investment advisory services for a portion of Vanguard Mid-Cap Growth Fund from 2006 until December 2018. Barrow, Hanley, Mewhinney & Strauss, LLC provided investment advisory services for a portion of Vanguard Selected Value Fund from 1996 until December 2019.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, the board of trustees of each fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arm's length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm's compensation structure and management of potential conflicts of interest are summarized by the advisory firm in the following sections for the fiscal year ended October 31, 2018.

A fund is a party to an investment advisory agreement with each of its independent third-party advisors whereby the advisor manages the investment and reinvestment of the portion of the fund's assets that the fund's board of trustees determines to assign to the advisor. In this capacity, each advisor continuously reviews, supervises, and administers the investment program for its portion of the fund's assets. Hereafter, each portion will be referred to as the advisor's Portfolio. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio

Review Department and the officers and trustees of the fund. Vanguard's Portfolio Review Department is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

I. Vanguard Selected Value Fund

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Fund relative to that of the Russell Midcap Value Index (for Cooke & Bieler and Pzena) or the MSCI US Investable Market 2500 Index (for Donald Smith & Co.) over the preceding 60-month period, (a 36-month period for Pzena).

During the fiscal years ended October 31, 2016, 2017, and 2018, Vanguard Selected Value Fund incurred aggregate investment advisory fees of $19,809,000 (before a performance-based decrease of $3,390,000), $21,855,000 (before a performance-based increase of $496,000), and $22,497,000 (before a performance-based decrease of $1,582,000), respectively.

A. Cooke & Bieler, LP (Cooke & Bieler)

Cooke & Bieler, founded in 1949, is an employee-owned partnership managing assets for institutional clients.

1. Other Accounts Managed

Mehul Trivedi co-manages a portion of Vanguard Selected Value Fund; as of September 30, 2019, the Fund held assets of $7.9 billion. As of Sepember 30, 2019, Mr. Trivedi also managed 4 other registered investment companies with total assets of $1.2 billion (advisory fees not based on account performance), 2 other pooled investment vehicles with total assets of $336 million (advisory fees not based on account performance), and 106 other accounts with total assets of $3.5 billion (advisory fees based on account performance for 8 of these accounts with total assets of $549 million).

William Weber co-manages a portion of Vanguard Selected Value Fund; as of September 30, 2019, the Fund held assets of $7.9 billion. As of September 30, 2019, Mr. Weber also managed 4 other registered investment companies with total assets of $1.2 billion (advisory fees not based on account performance), 2 other pooled investment vehicles with total assets of $336 million (advisory fees not based on account performance), and 106 other accounts with total assets of $3.5 billion (advisory fees based on account performance for 8 of these accounts with total assets of $549 million).

2. Material Conflicts of Interest

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Fund and other accounts because the Fund may have different investment objectives, strategies, and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Fund, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for the Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the advisor has adopted a Code of Ethics under Rule17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Fund and any personal accounts the Portfolio Managers may maintain.

In the case of Cooke & Bieler, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and Cooke & Bieler has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

3. Description of Compensation

The Cooke & Bieler Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. Compensation is divided between base salary, performance-based bonuses and profit distributions from equity ownership. The firm seeks to balance individual incentives with portfolio and firm-level incentives. The majority of the team participates in an annual bonus pool with allocations determined by a peer review process. Allocations vary depending upon individual contributions to the firm's investment success. Among other considerations Cooke & Bieler measures the four-year rolling investment results attributed to each team-members' stock selections. Partners receive distributions based on their percentage ownership and the profitability of the firm.

4. Ownership of Securities

As of September 30, 2019, Mr. Trivedi and Mr. Weber did not own any shares of Vanguard Selected Value Fund.

B. Donald Smith & Co., Inc. (Donald Smith & Co.)

Donald Smith & Co., founded in 1975 as Home Portfolio Advisors and renamed Donald Smith & Co., Inc., in 1983, manages assets for institutional clients.

1. Other Accounts Managed

Richard L. Greenberg and Jon Hartsel co-manage a portion of Vanguard Selected Value Fund; as of October 31, 2019, the Fund held assets of $7.9 billion. As of October 31, 2019, Mr. Greenberg and Mr. Hartsel also co-managed 25 other accounts with total assets of $1.4 billion (advisory fees based on account performance for 4 of these accounts with total assets of $282 million).

2. Material Conflicts of Interest

Donald Smith & Co. is an independent investment advisor with no parent or subsidiary organizations.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Because the portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investment on the one hand and the investments of such other accounts on the other hand. Donald Smith & Co. has put in place systems, policies, and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between the Fund and other types of accounts are managed in accordance with trade aggregation and allocation policies and procedures, internal review processes. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm's Code of Ethics.

3. Description of Compensation

Portfolio manager compensation at Donald Smith & Co., Inc. is comprised of 1) base salary, 2) discretionary bonus, 3) SEP IRA contribution, and 4) participation in the earnings of the company. Base salary is a fixed constant year over year. A bonus is discretionary. While there is no established formula, some variables to determine this include overall firm performance, each individual portfolio manager's contribution to firm performance (performance of his own portfolio), and qualitative assessments of each portfolio manager's capabilities. The SEP IRA contribution is the maximum percentage allowed by the IRS. Each portfolio manager receives a certain portion of the total earnings of the company based on his ownership percentage.

4. Ownership of Securities

As of October 31, 2019, Mr. Greenberg and Mr. Hartsel did not own shares of Vanguard Selected Value Fund.

C. Pzena Investment Management, LLC (Pzena)

Pzena, based in New York, New York, was founded in 1995. In 2007, the firm completed an initial public offering, whereby the majority ownership of the firm was retained by the members of the Executive Committee and other employees.

1. Other Accounts Managed

Richard Pzena, John Flynn, and Ben Silver co-manage a portion of Vanguard Selected Value Fund; as of October 31, 2018, the Fund held assets of $8.8 billion. As of October 31, 2018, Mr. Pzena also managed 9 other registered investment companies with total assets of $9.2 billion (advisory fees based on account performance for 1 of these accounts with total assets of $5.6 billion), 22 other pooled investment vehicles with total assets of $1.2 billion (advisory fees based on account performance for 2 of these accounts with total assets of $130 million), and 75 other accounts with total assets of $2.6 billion (advisory fees based on account performance for 1 of these accounts with total assets of $923.7 million).

As of October 31, 2018, Mr. Flynn also managed 13 other registered investment companies with total assets of

$9.2 billion (advisory fees based on account performance for 1 of these accounts with total assets of $5.6 billion), and 19 other pooled investment vehicles with total assets of $1.1 billion (advisory fees based on account performance for 1 of these accounts with total assets of $2.4 million), and 122 other accounts with total assets of $3.7 billion (advisory fees based on account performance for 1 of these accounts with total assets of $923.7 million).

As of October 31, 2018, Mr. Silver also managed 13 other registered investment companies with total assets of

$9.2 billion (advisory fees based on account performance for 1 of these accounts with total assets of $5.6 billion), 32 other pooled investment vehicles with total assets of $4 billion (advisory fees based on account performance for 3 of these accounts with total assets of $456 million, and 136 other accounts with total assets of $7 billion (advisory fees based on account performance for 1 of these accounts with total assets of $923.7 million).

2. Material Conflicts of Interest

Conflicts of interest may arise in managing the Pzena Portfolio's investments, on the one hand, and the portfolios of Pzena's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena's policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that these procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by using one investment approach (i.e., classic value investing) and by managing all Accounts on a product-specific basis.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. With respect to partial fills for an order, depending upon the size of the execution, Pzena may choose to allocate the executed shares on a pro rata basis or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer or brokerage restrictions.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena's Access Persons and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons' personal accounts also are subject to reporting requirements, and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short term trade (i.e. to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena's principals, affiliates or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present.

Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm's Code of Ethics.

3. Description of Compensation

Mr. Pzena, Mr. Flynn, and Mr. Silver and the other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance. The time frame Pzena examines for bonus compensation is annual. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on Fund performance or assets of the Fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking that is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. This ties personnel to long-term performance as the value of their ownership stake depends on Pzena delivering superior long-term results to its investors. Mr. Pzena,

Mr. Flynn, and Mr. Silver are equity owners of Pzena.

4. Ownership of Securities

As of October 31, 2018, Mr. Pzena, Mr. Flynn, and Mr. Silver did not own any shares of Vanguard Selected Value Fund.

II. Vanguard International Explorer Fund

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Fund relative to that of the S&P EPAC SmallCap Index over the preceding 36-month period.

During the fiscal years ended October 31, 2016, 2017, and 2018, Vanguard International Explorer Fund incurred investment advisory fees of $6,288,000 (before a performance-based decrease of $23,000), $6,871,000 (before a performance-based decrease of $411,000), and $9,450,000 (before a performance-based decrease of $296,000), respectively.

A. Schroder Investment Management North America Inc. (Schroders)

Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England.

Sub-Advisor—Schroder Investment Management North America Limited. The Fund has entered into a sub-advisory agreement with Schroders and Schroder Investment Management North America Limited (Schroder Limited) pursuant to which Schroder Limited has primary responsibility for choosing investments for the Fund.

Under the terms of the sub-advisory agreement for the Fund, Schroders pays Schroder Limited advisory fees equal to 58.5% of the advisory fee actually paid to Schroders under its investment advisory agreement with the Fund.

1. Other Accounts Managed

Matthew Dobbs manages a portion of Vanguard International Explorer Fund; as of October 31, 2018, the Fund held assets of $3.6 billion. As of October 31, 2018, Mr. Dobbs also managed 1 other registered investment company with total assets of $1.9 million (advisory fees not based on account performance), 9 other pooled investment vehicles with total assets of $4.1 billion (advisory fees based on account performance for 3 of these accounts with total assets of $1.1 billion), and 2 other accounts with total assets of $1 billion (advisory fees based on account performance for 2 of these accounts with total assets of $421.1 million).

2. Material Conflicts of Interest

Whenever the portfolio manager of the Schroders Portfolio manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Schroder's Portfolio and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Schroder's Portfolio may itself be seen as constituting a conflict with the interest of the Schroders Portfolio.

The portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Schroder's Portfolio. Securities selected for funds or accounts other than the Schroder's Portfolio may outperform the securities selected for the Schroder's Portfolio. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Schroder's Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.

At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by client directors. Schroders has developed trade allocation and client order priority systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The structure of each portfolio manager's compensation may give rise to potential conflicts of interest. Each portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm's Code of Ethics.

3. Description of Compensation

Schroders' fund managers are paid a combination of base salary and annual bonus, as well as the standard retirement, health, welfare, and other benefits available to all of our employees. Certain fund managers also participate in a long- term incentive program.

Generally, portfolio managers employed by Schroders, including Mr. Dobbs, receive compensation based on the factors discussed below.

Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review to target increases for employees whose roles have increased in scope materially during the year and whose salaries are behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Bonuses for fund managers may be composed of an agreed contractual floor, a revenue component, and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation-to-revenue ratio of the firm globally. Schroders then assesses the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assesses the performance of their funds relative to competitors and to the relevant benchmarks (which may be internally- and/or externally-based, and are considered over a range of performance periods), the level of funds under management; and the level of performance fees generated, if any. Schroders also reviews "softer" factors such as leadership, contribution to other parts of the business, and an assessment of the employee's behavior and the extent to which it is in line with its corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and awards of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of shareholders and clients. Over recent years, Schroders has increased the level of deferred awards, and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

4. Ownership of Securities

As of October 31, 2018, Mr. Dobbs did not own shares of Vanguard International Explorer Fund.

B. TimesSquare Capital Management, LLC (TimesSquare Capital)

TimesSquare Capital, based in New York, New York, is a registered investment advisor that specializes in small- and mid- cap growth equities. TimesSquare Capital's institutional partner, Affiliated Managers Group, Inc. (AMG), a publicly traded global asset management company, indirectly holds a majority equity interest in TimesSquare Capital, with the remaining portion owned by TimesSquare Capital principals.

1. Other Accounts Managed

Magnus S. Larsson manages a portion of Vanguard International Explorer Fund; as of October 31, 2018, the Fund held assets of $3.6 billion. As of October 31, 2018, Mr. Larsson managed 3 other registered investment companies with total assets of $1.2 billion, 2 other pooled investment vehicles with total assets of $163 million, and 10 other accounts with total assets of $2.3 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

TimesSquare Capital portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Fund, TimesSquare Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, TimesSquare Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Fund and another account, also may raise conflict of interest issues. TimesSquare Capital has adopted a compliance program designed to address these, and other, types of reasonably foreseeable potential areas of conflict. TimesSquare Capital has designated a Chief Compliance Officer and provided the resources and support required to ensure that the compliance program remains effective. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm's Code of Ethics.

3. Description of Compensation

TimesSquare Capital's compensation is comprised of the following three components: base salaries, an annual bonus plan, and significant equity in the firm. The program is tied exclusively to client investment performance and financial results of the firm and its investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark. Studies of competitive investment management compensation practices and levels are routinely conducted to ensure that investment professionals are competitively paid, and base salaries adjusted when performance, market data, career path progression, or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation. Bonuses for TimesSquare Capital portfolio managers are determined primarily by investment performance using both manager-relative and benchmark-relative measures over one and three year periods. Senior investment professionals receive significant equity ownership in the firm, subject to vesting and other restrictions. Once vested, certain components with vested value are not immediately accessible to further encourage retention. A majority of TimesSquare Capital investment professionals currently retain ownership in TimesSquare Capital, and newer members will be eligible for ownership as they gain tenure and add value to TimesSquare Capital's clients.

4. Ownership of Securities

As of October 31, 2018, Mr. Larsson did not own any shares of Vanguard International Explorer Fund.

C. Wellington Management Company LLP (Wellington Management)

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.

1. Other Accounts Managed

Simon H. Thomas manages a portion of Vanguard International Explorer Fund; as of October 31, 2018, the Fund held assets of $3.6 billion. As of October 31, 2018, Mr. Thomas also managed 3 other registered investment companies with total assets of $315.6 million, 8 other pooled investment vehicles with total assets of $818.5 million, and 5 other accounts with total assets of $605.9 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Wellington Management Portfolio's manager listed in the prospectus who is primarily responsible for the day-to-day management of the Wellington Management Portfolio (the

Portfolio Manager) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Wellington Management Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a fashion similar to the Wellington Management Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to that of the Wellington Management Portfolio.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Wellington Management Portfolio, or make investment decisions that are similar to those made for the Wellington Management Portfolio, both of which have the potential to adversely impact on the Wellington Management Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Wellington Management Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, that are, or have the potential to be, higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio. Messrs. Manning and Thomas also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professionals' various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended October 31, 2018.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Fund's manager listed in the prospectus, who is primarily responsible for the day-to-day management of the Fund, ("Portfolio Manager") includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Portfolio Manager. The Portfolio Manager's incentive payment relating to the Fund is linked to the net pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the S&P Developed EPAC Small Cap Net Return

Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Thomas is a Partner.

4. Ownership of Securities

As of October 31, 2018, Mr. Thomas did not own shares of Vanguard International Explorer Fund.

III. Vanguard Mid-Cap Growth Fund

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Fund relative to that of the Russell Midcap Growth Index over the preceding 36-month period.

During the fiscal years ended October 31, 2016, 2017, and 2018, Vanguard Mid-Cap Growth Fund incurred aggregate investment advisory fees of $8,125,000 (before a performance-based decrease of $1,863,000), $8,102,000 (before a performance-based decrease of $1,924,000), and $8,715,000 (before a performance-based decrease of $1,759,000), respectively.

A. Victory Capital Management Inc. (Victory Capital)

Victory Capital, based in Brooklyn, Ohio, is an indirect, wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation. Victory Capital is organized as a New York corporation and is a multi-boutique investment advisory firm comprised of numerous independent investment franchises. The RS Investments franchise is responsible for the day-to-day management of a portion of Vanguard Mid-Cap Growth Fund.

1. Other Accounts Managed

Stephen J. Bishop co-manages a portion of Vanguard Mid-Cap Growth Fund; as of October 31, 2018, the Fund held assets of $4.2 billion. As of October 31, 2018, Mr. Bishop also co-managed 11 other registered investment companies with total assets of $5.1 billion (advisory fees not based on account performance), 6 other pooled investment vehicles with total assets of $536.5 million (advisory fees not based on account performance), and 3 other accounts with total assets of $132.6 million (advisory fees based on account performance for 2 of these accounts with total assets of $124 million).

Melissa Chadwick-Dunn co-manages a portion of Vanguard Mid-Cap Growth Fund; as of October 31, 2018, the Fund held assets of $4.2 billion. As of October 31, 2018, Ms. Chadwick-Dunn also co-managed 10 other registered investment companies with total assets of $4.9 billion (advisory fees not based on account performance), 6 other pooled investment vehicles with total assets of $536.5 million (advisory fees not based on account performance), and 3 other accounts with total assets of $132.6 million (advisory fees based on account performance for 2 of these accounts with total assets of $124 million).

Christopher W. Clark co-manages a portion of Vanguard Mid-Cap Growth Fund; as of October 31, 2018, the Fund held assets of $4.2 billion. As of October 31, 2018, Mr. Clark also co-managed 11 other registered investment companies with total assets of $5.1 billion (advisory fees not based on account performance), 7 other pooled investment vehicles with total assets of $617.9 million (advisory fees based on account performance for 1 of these accounts with total assets of $81.4 million), and 3 other accounts with total assets of $132.6 million (advisory fees based on account performance for 2 of these accounts with total assets of $124 million).

D. Scott Tracy co-manages a portion of Vanguard Mid-Cap Growth Fund; as of October 31, 2018, the Fund held assets of $4.2 billion. As of October 31, 2018, Mr. Tracy also co-managed 10 other registered investment companies with total assets of $4.9 billion (advisory fees not based on account performance), 6 other pooled investment vehicles with total assets of $536.5 million (advisory fees not based on account performance), and 4 other accounts with total assets of $147.8 million (advisory fees based on account performance for 3 of these accounts with total assets of $139.3 million).

Paul Leung co-manages a portion of Vanguard Mid-Cap Growth Fund; as of October 31, 2018, the Fund held assets of $4.2 billion. As of October 31, 2018, Mr. Leung co-managed 11 other registered investment companies with total assets of $5.1 billion (advisory fees not based on account performance), 6 other pooled investment vehicles with total assets of $536.5 million (advisory fees not based on account performance), and 3 other accounts with total assets of $132.6 million (advisory fees based on account performance for 2 of these accounts with total assets of $124 million.

2. Material Conflicts of Interest

Victory Capital's portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts that have materially higher fee arrangements than the Fund and may, in the future, manage accounts that have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: their attention; limited investment opportunities, such as less liquid securities or initial public offerings; and/or desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Fund, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Fund and another account, also may raise conflict of interest issues. Victory Capital has adopted compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital's investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital's compliance program will achieve its intended result.

3. Description of Compensation

Victory Capital has designed the structure of its portfolio managers' compensation to (1) align portfolio managers' interests with those of Victory Capital's clients with an emphasis on long-term, risk-adjusted investment performance,

(2)help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital's overall financial success.

Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, pooled investment vehicles, and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, "Accounts"). A portfolio manager's base salary is dependent on the manager's level of experience and expertise. Victory Capital monitors each manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark. Each of the portfolio management teams employed by Victory Capital may earn incentive compensation based on a percentage of Victory Capital's revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team's portfolio managers by establishing a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients, and contribution to Victory Capital's philosophy and values, such as leadership, risk management, and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager's portfolio or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three, and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital's portfolio managers may participate in the equity ownership plan of Victory Capital's parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager's performance and seniority.

4. Ownership of Securities

As of October 31, 2018, Mr. Bishop, Ms. Chadwick-Dunn, Mr. Clark, Mr. Leung, and Mr. Tracy did not own any shares of Vanguard Mid-Cap Growth Fund.

B. Wellington Management Company LLP (Wellington Management)

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.

1. Other Accounts Managed

Timothy N. Manning manages a portion of Vanguard Mid-Cap Growth Fund. As of October 31, 2018, Mr. Manning managed 5 other pooled investment vehicles with total assets of $169.9 million (advisory fees not based on account performance), and 6 other accounts with total assets of $776.6 million (advisory fees not based on account performance).

2. Material Conflicts of Interest

Please refer to Wellington Management's discussion beginning on page B-48.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fee earned with respect to the Wellington Management Portfolio. The following information relates to the fiscal year ended October 31, 2018.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the named Portfolio Manager listed in the prospectus, who is primarily responsible for the day-to-day management of the Fund, includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.

The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio and generally each other account managed by such Portfolio Manager. The Portfolio Manager's incentive payment relating to the Wellington Management Portfolio is linked to the net pre-tax performance of the Wellington Management Portfolio compared to the Russell Midcap Growth Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Manning is a Partner.

4. Ownership of Securities

As of October 31, 2018, Mr. Manning did not own any shares of Vanguard Mid-Cap Growth Fund.

C. Frontier Capital Management Co., LLC (Frontier Capital)

Frontier Capital is a registered investment advisor founded in 1980. Affiliated Managers Group, Inc., a publicly traded asset management company with equity investments in a diverse group of investment management firms, indirectly owns a controlling interest in Frontier Capital.

1. Other Accounts Managed

Stephen M. Knightly, Christopher J. Scarpa and Ravi Dabas co-manage a portion of Vanguard Mid-Cap Growth Fund; as of October 31, 2018, the Fund held assets of $4.2 billion. As of October 31, 2018, Mr. Knightly and Mr. Scarpa co- managed 3 other registered investment companies with total assets of $3.2 billion (advisory fees not based on account performance), 1 other pooled investment vehicle with total assets of $164 million (advisory fee not based on account performance), and 34 other accounts with total assets of $1.6 billion (none of which had advisory fees based on account performance). As of May 31, 2019, Mr. Dabas co-managed 2 other registered investment companies with total assets of $3.4 billion (advisory fees not based on account performance), 1 other pooled investment vehicle with total assets of $1.5 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Frontier Capital generally manages all accounts with the same investment philosophy and uses the same investment process, thus limiting contrary positions among accounts.

In connection with its management of clients' accounts, Frontier Capital is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), or accounts in which the portfolio manager has a personal investment. In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.

Frontier Capital's portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., mid-cap growth) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.

Frontier Capital has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm's Code of Ethics.

3. Description of Compensation

Frontier Capital's portfolio manager compensation structure is designed to align the interests of portfolio managers with those of the shareholders whose assets they manage. Frontier Capital's portfolio manager compensation program consists of a base salary, an annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier Capital's portfolio managers are partners at Frontier Capital, which entitles them to share in the firm's profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management-fee revenues generated from client accounts.

4. Ownership of Securities

As of October 31, 2018, Mr. Knightly and Mr. Scarpa did not own any shares of Vanguard Mid-Cap Growth Fund. As of May 31, 2019, Mr. Dabas did not own any shares of the Fund.

IV. Vanguard High Dividend Yield Index Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard Global Minimum Volatility Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund

Vanguard provides investment advisory services to Vanguard High Dividend Yield Index Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund through its Equity Index Group, and to Vanguard Global Minimum Volatility Fund through its Quantitative Equity Group. Vanguard, through its Fixed Income Group, provides investment advisory services to Vanguard Emerging Markets Government Bond Index Fund. The compensation and other expenses of Vanguard's advisory staff are allocated among the funds utilizing these services.

During the fiscal years ended October 31, 2016, 2017, and 2018, the Funds incurred the following approximate investment advisory expenses:

Vanguard Fund	2016	2017	2018
High Dividend Yield Index Fund	$2,202,000	$2,922,000	$3,332,000
Emerging Markets Government Bond Index Fund	23,000	41,000	40,,000
Global Minimum Volatility Fund	1,217,000	1,254,000	1,254,000
International Dividend Appreciation Index Fund1	8,000	102,000	160,000
International High Dividend Yield Index Fund1	8,000	103,000	162,000

1 The inception date for the Fund was February 25, 2016.

1. Other Accounts Managed

Gerard C. O'Reilly and William Coleman co-manage Vanguard High Dividend Yield Index Fund; as of October 31, 2018, the Fund held assets of $29.3 billion. As of October 31, 2018, Mr. O'Reilly also co-managed all or a portion of16 other registered investment companies with total assets of $1.2 billion and 1 other account with total assets of $463 million (none of which had advisory fees based on account performance). As of October 31, 2018, Mr. Coleman also co- managed all or a portion of 51 other registered investment companies with total assets of $760 billion, 1 other account with total assets of $5.1 billion, and 1 other pooled investment vehicle with total assets of $6.9 billion (none of which had advisory fees based on account performance).

Joshua C. Barrickman manages Vanguard Emerging Markets Government Bond Index Fund; as of October 31, 2018, the Fund held assets of $1.3 billion. As of October 31, 2018, Mr. Barrickman managed 8 other registered investment companies with total assets of $399 billion and co-managed all or a portion of 12 other registered investment companies with total assets of $268 billion (none of which had advisory fees based on performance).

Antonio Picca manages Vanguard Global Minimum Volatility Fund; as of October 31, 2018, the Fund held assets of $3.1 billion. As of October 31, 2018, Mr. Picca also managed all or a portion of 7 other registered investment companies with total assets of $229.4 million (none of which had advisory fees based on account performance).

Justin E. Hales and Michael Perre co-manage Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund; as of October 31, 2018, the Funds held assets of $1.05 billion and $1.1 billion, respectively. As of October 31, 2018, Mr. Hales also co-managed all or a portion of 3 other registered investment companies with total assets of $61 billion (advisory fees not based on account performance). As of October 31, 2018, Mr. Perre also co-managed all or a portion of 6 other registered investment companies with total assets of $532 billion and 1 other account with total assets of $2.8 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, and offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of October 31, 2018, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard's Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of a fund relative to expectations for how the fund should have performed, given the fund's investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in the fund's portfolio. For Vanguard Global Minimum Volatility Fund, the performance factor depends on how successfully the portfolio manager meets or exceeds the performance expectations of the Fund and maintains the risk parameters of the Fund over a three-year period. For Vanguard High Dividend Yield Index Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund, the performance factor depends on how closely the portfolio manager tracks the Fund's benchmark index over a one-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities

As of October 31, 2018, none of the named portfolio managers owned any shares of the Funds they managed.

Duration and Termination of Investment Advisory Agreements

The current investment advisory agreements with the unaffiliated advisors (other than Victory Capital, TimesSquare Capital, and Cooke & Bieler) are renewable for successive one-year periods, only if (1) each renewal is approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days' written notice to the advisor (sixty (60) days' written notice for Schroders), (2) by a vote of a majority of the Fund's outstanding voting securities upon 30 days' written notice to the advisor (60 days' written notice for Schroders), or (3) by the advisor upon ninety (90) days' written notice to the Fund.

Each initial investment advisory agreement with Victory Capital, TimesSquare Capital, and Cooke & Bieler are binding for atwo-year period. At the end of that time, each agreement will become renewable for successive one-year periods, subject to the above conditions.

Vanguard provides investment advisory services to Vanguard High Dividend Yield Index Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard Global Minimum Volatility Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund pursuant to the terms of the Fifth Amended and Restated Funds' Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

Securities Lending

The following table describes the securities lending activities of each Fund (other than Vanguard Emerging Markets Government Bond Index Fund) during the fiscal year ended October 31, 2018. Pursuant to Vanguard's securities lending policy, the Emerging Markets Government Bond Index Fund is not permitted to, and does not, lend its investment securities.

Vanguard Fund	Securities Lending Activities
Selected Value Fund
Gross income from securities lending activities	$2,553,597
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash
collateral reinvestment vehicle) that are not included in the revenue split	$7,053
Administrative fees not included in revenue split	$18,082
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$1,503,565
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$1,528,700
Net income from securities lending activities	$1,004,897

International Explorer Fund

Gross income from securities lending activities

Fees paid to securities lending agent from a revenue split

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split

Administrative fees not included in revenue split

Indemnification fee not included in revenue split

Rebate (paid to borrower)

Other fees not included in revenue split (specify)

Aggregate fees/compensation for securities lending activities

Net income from securities lending activities

$4,059,242 $210,285

$5,722 $6,800 $0 $444,761 $0 $667,568

$3,391,674

Vanguard Fund	Securities Lending Activities
Mid-Cap Growth Fund
Gross income from securities lending activities	$499,166
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash
collateral reinvestment vehicle) that are not included in the revenue split	$905
Administrative fees not included in revenue split	$4,319
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$236,906
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$242,130
Net income from securities lending activities	$257,036

Vanguard Fund	Securities Lending Activities

High Dividend Yield Index Fund

Gross income from securities lending activities

Fees paid to securities lending agent from a revenue split

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split

Administrative fees not included in revenue split

Indemnification fee not included in revenue split

Rebate (paid to borrower)

Other fees not included in revenue split (specify)

Aggregate fees/compensation for securities lending activities

Net income from securities lending activities

Global Minimum Volatility Fund

$779,131 $0

$937 $12,075 $0 $111,587 $0 $124,599

$654,532

Gross income from securities lending activities

Fees paid to securities lending agent from a revenue split

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split

Administrative fees not included in revenue split

Indemnification fee not included in revenue split

Rebate (paid to borrower)

Other fees not included in revenue split (specify)

Aggregate fees/compensation for securities lending activities

Net income from securities lending activities

International Dividend Appreciation Index Fund

$850,239 $0

$1,479 $11,334 $0 $199,375 $0 $212,188

$638,051

Gross income from securities lending activities

Fees paid to securities lending agent from a revenue split

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split

Administrative fees not included in revenue split

Indemnification fee not included in revenue split

Rebate (paid to borrower)

Other fees not included in revenue split (specify)

Aggregate fees/compensation for securities lending activities

Net income from securities lending activities

$224,142 $0

$542 $3,008 $0 $58,999 $0 $62,549

$161,593

Vanguard Fund	Securities Lending Activities
International High Dividend Yield Index Fund

Gross income from securities lending activities

Fees paid to securities lending agent from a revenue split

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split

Administrative fees not included in revenue split

Indemnification fee not included in revenue split

Rebate (paid to borrower)

Other fees not included in revenue split (specify)

Aggregate fees/compensation for securities lending activities

Net income from securities lending activities

$609,085 $0

$886 $9,416 $0 $87,841 $0 $98,143

$510,942

The services provided by Brown Brothers Harriman & Co. and Vanguard, each acting separately as securities lending agents for certain Vanguard funds, include coordinating the selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of the securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the funds' approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling, and arranging the return of loaned securities to the funds upon termination of the loan.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability; clearance and settlement services; commission rate; trading expertise; willingness and ability to commit capital; ability to provide anonymity; financial responsibility; reputation and integrity; responsiveness; access to underwritten offerings and secondary markets; and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities; discussions with research analysts; meetings with corporate executives to obtain oral reports on company performance; market data; and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

The types of securities in which Vanguard Emerging Markets Government Bond Index Fund invests is generally purchased and sold in principal transactions, meaning that the Fund normally purchases securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). Brokerage commissions are paid, however, in connection with opening and closing futures positions.

As previously explained, the types of securities that Vanguard Emerging Markets Government Bond Index Fund purchases do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates that other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

During the fiscal years ended October 31, 2016, 2017, and 2018, the Funds paid the following approximate amounts in brokerage commissions:

Vanguard Fund	2016	2017	2018
Selected Value Fund1	$4,708,000	$4,061,000	$5,310,000
International Explorer Fund	1,985,000	2,627,000	2,743,000
Mid-Cap Growth Fund	5,106,000	3,731,000	2,837,000
High Dividend Yield Index Fund2	258,000	401,000	493,000
Emerging Markets Government Bond Index Fund3	—	1,000	3,000
Global Minimum Volatility Fund	343,000	280,000	291,000
International Dividend Appreciation Index Fund4	38,000	55,000	150,000
International High Dividend Yield Index Fund4	31,000	63,000	105,000

1 The increase in brokerage commissions in 2016 was the result of changes in cash flow and an active reallocation between two of the subadvisors. 2 The increase in brokerage commissions for the fiscal year ended October 31, 2017, was attributable to an increase in tax harvesting activities.

3 The increase in brokerage commissions in 2017 was attributed to an increase in trading of futures. In 2018, a higher number of trades was needed to manage the exposure due to increased interest rate volatility.

4 The inception date for the Fund was February 25, 2016. The brokerage commissions paid by the Fund during the fiscal years ended October 31, 2017 and 2018 increased proportionately with the growth of the Fund.

Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor's other clients and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.

The ability of Vanguard and external advisors to purchase or dispose of investments in regulated industries, certain derivatives markets, certain international markets, and certain issuers that limit ownership by a single shareholder or group of related shareholders, or to exercise rights on behalf of a Fund, may be restricted or impaired because of limitations on the aggregate level of investment unless regulatory or corporate consents or ownership waivers are obtained. As a result, Vanguard and external advisors on behalf of a Fund may be required to limit purchases, sell existing investments, or otherwise restrict or limit the exercise of shareholder rights by the Fund, including voting rights. If a Fund is required to limit its investment in a particular issuer, the Fund may seek to obtain economic exposure to that issuer through alternative means, such as through a derivative, which may be more costly than owning securities of the issuer directly.

As of October 31, 2018, each Fund held securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Selected Value Fund	—	—
International Explorer Fund	Goldman, Sachs & Co.	$37,000
Mid-Cap Growth Fund	—	—
High Dividend Yield Index Fund	J.P. Morgan Securities Inc.	1,081,000
	National Financial Services LLC	—
	Wells Fargo Securities, LLC	685,000
Global Minimum Volatility Fund	—	—
Emerging Markets Government Bond Index Fund	—	—

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
International Dividend Appreciation Index Fund	Nomura Securities International Inc.	1,000
International High Dividend Yield Index Fund	Barclays Capital Inc.	—
	Credit Suisse Securities (USA) LLC	4,000
	Deutsche Bank Securities Inc.	—

Portfolio turnover for Vanguard Mid-Cap Growth Fund. The Mid-Cap Growth Fund's portfolio turnover rate was 118% during its fiscal year ended October 31, 2017, and 75% during its fiscal year ended October 31, 2018. Higher portfolio turnover during the fiscal year ended October 31, 2017, was due to increased trading activity in the Fund's portfolio as a result of a change in the Fund's advisory structure at the end of 2016.

PROXY VOTING

I. Proxy Voting Policies

Each Vanguard fund advised by Vanguard retains the authority to vote proxies received with respect to the shares of equity securities held in a portfolio advised by Vanguard. The Board of Trustees of the Vanguard-advised funds (the Board) has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority, which are summarized in Appendix B. The Board of each Vanguard fund advised by a manager not affiliated with Vanguard has delegated the authority to vote proxies related to the portfolio securities held by each fund to its respective advisor(s). Each advisor will vote such proxies in accordance with its own proxy voting policies and procedures, which are summarized in Appendix B.

Vanguard has entered into agreements with various state, federal, and non-U.S. regulators and with certain issuers that limit the amount of shares that the funds may vote at their discretion for particular securities. For these securities, the funds are able to vote a limited portion of the shares at their discretion. Any additional shares generally are voted in the same proportion as votes cast by the issuer's entire shareholder base (i.e., mirror voted), or the fund is not permitted to vote such shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote, none or a lower proportion of, their shares in such regulated issuer.

II. Securities Lending

There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote the full position at a shareholder meeting. For the funds managed by Vanguard, Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require it to restrict and/or attempt to recall the security based on the criteria set forth in Appendix B. Additionally, Vanguard has processes in place for advisors unaffiliated with Vanguard who have been delegated authority to vote proxies on behalf of certain Vanguard funds to inform Vanguard of an upcoming vote the advisor deems to be material in accordance with such advisor's proxy voting policies and procedures in order for Vanguard to instruct the recall of the security.

To obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30, log on to vanguard.com or visit the SEC's website at www.sec.gov.

INFORMATION ABOUT THE ETF SHARE CLASS

Vanguard High Dividend Yield Index Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund (the ETF Funds) each offer and issue an exchange-traded class of shares called ETF Shares. Each ETF Fund issues and redeems ETF Shares in large blocks, known as "Creation Units." For Vanguard High Dividend Yield Index Fund, the number of ETF Shares in a Creation Unit is 25,000; for Vanguard International Dividend Appreciation Index Fund, the number of ETF Shares in a Creation Unit is 50,000; for Vanguard International High Dividend Yield Index Fund and Vanguard Emerging Markets Government Bond Index Fund, the number of ETF Shares in a Creation Unit is 100,000.

To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must transact through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds' Distributor (the Distributor). For a current list of Authorized Participants, contact the Distributor.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. As with any stock traded on an exchange through a broker, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.

Each ETF Fund issues Creation Units in kind in exchange for a basket of securities that are part of—or soon to be part of—its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the Fund's portfolio holdings (Redemption Securities). The Deposit Securities and Redemption Securities may include American Depositary Receipts. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully on the following pages. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind. As of the date of this Statement of Additional Information, cash purchases will be required for securities traded in Brazil, Chile, Greece, India, Malaysia, Korea, and Taiwan.

Exchange Listing and Trading

The ETF Shares have been approved for listing on a national securities exchange and will trade on the exchange at market prices that may differ from net asset value (NAV). There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange's listing requirements. The exchange will institute procedures to delist a Fund's ETF Shares if the Fund's ETF Shares do not continuously comply with the exchange's listing rules. The exchange will also delist a Fund's ETF Shares upon termination of the ETF Share class.

The exchange disseminates, through the facilities of the Consolidated Tape Association, an updated "indicative optimized portfolio value" (IOPV) for each ETF Fund as calculated by an information provider. The ETF Funds are not involved with or responsible for the calculation or dissemination of the IOPVs, and they make no warranty as to the accuracy of the IOPVs. An IOPV for a Fund's ETF Shares is disseminated every 15 seconds during regular exchange trading hours. An IOPV has a securities value component and a cash component. The securities values included in an IOPV are based on the real-time market prices of the Deposit Securities for a Fund's ETF Shares. The IOPV is designed as an estimate of an ETF Fund's NAV at a particular point in time, but it is only an estimate and should not be viewed as the actual NAV, which is calculated once each day.

Conversions and Exchanges

Owners of conventional shares (i.e., not exchange-traded shares) issued by an ETF Fund may convert those shares to ETF Shares of equivalent value of the same Fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, investors must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, an investor must contact his or her broker.

Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege.

Converting conventional shares to ETF Shares is generally accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect the broker, not the investor, as the owner of the shares. Next, the broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes. The ETF Fund's transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to the broker, and the broker, in turn, will keep track of which ETF Shares belong to its customers.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if the investor owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor's account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to the investor's account. If the broker chose to redeem the conventional shares, the investor would realize a gain or loss on the redemption that must be reported on his or her tax return (unless the shares are held in an IRA or other tax-deferred account). An investor should consult his or her broker for information on how the broker will handle the conversion process, including whether the broker will impose a fee to process a conversion.

The conversion process works differently for investors who opt to hold ETF Shares through an account at Vanguard Brokerage Services. Investors who convert their conventional shares to ETF Shares through Vanguard Brokerage Services will have all conventional shares for which they request conversion converted to the equivalent dollar value of ETF Shares. Because no fractional shares will have to be sold, the transaction will not be taxable.

Here are some important points to keep in mind when converting conventional shares of an ETF Fund to ETF Shares:

⬛The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when the ETF Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.

⬛During the conversion process, an investor will remain fully invested in the Fund's conventional shares, and the investment will increase or decrease in value in tandem with the NAV of those shares.

⬛The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.

⬛During the conversion process, an investor will be able to liquidate all or part of an investment by instructing Vanguard or the broker (depending on whether the shares are held in the investor's account or the broker's omnibus account) to redeem the conventional shares. After the conversion process is complete, an investor will be able to liquidate all or part of an investment by instructing the broker to sell the ETF Shares.

Book Entry Only System

ETF Shares issued by the Funds are registered in the name of the DTC or its nominee, Cede & Co., and are deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (DTC Participants) and to facilitate the clearance and settlement of transactions among them through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. The DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC), which is owned by certain participants of the DTCC's subsidiaries, including the DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).

Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from, or through, the DTC Participant a written confirmation relating to their purchase of ETF Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities. Such laws may impair the ability of certain investors to acquire beneficial interests in ETF Shares.

Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests to exercise any rights of a holder of ETF Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to each ETF Fund, upon request and for a fee, a listing of the ETF Shares of the Fund held by each DTC Participant. The ETF Fund shall obtain from each DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through the DTC Participant. The ETF Fund shall provide each DTC Participant with copies of such notice, statement, or other communication, in form, in number, and at such place as the DTC Participant may reasonably request, in order that these communications may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the ETF Fund shall pay to each DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, subject to applicable statutory and regulatory requirements.

Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall immediately credit the DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The ETF Funds have no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners; for payments made on account of beneficial ownership interests in such ETF Shares; for maintenance, supervision, or review of any records relating to such beneficial ownership interests; or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the ETF Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the ETF Funds shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the ETF Funds make other arrangements with respect thereto satisfactory to the exchange.

Purchase and Issuance of ETF Shares in Creation Units

Except for conversions to ETF Shares from conventional shares, the ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt of an order in proper form on any business day. The ETF Funds do not issue fractional Creation Units.

A business day is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following U.S. holidays: New Year's Day; Martin Luther King, Jr., Day; Presidents' Day (Washington's Birthday); Good Friday; Memorial Day (observed); Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Fund Deposit. The consideration for purchase of a Creation Unit from an ETF Fund generally consists of the in-kind deposit of a designated portfolio of securities (Deposit Securities) and an amount of cash (Cash Component) consisting of a purchase balancing amount and a transaction fee (both described in the following paragraphs). Together, the Deposit Securities and the Cash Component constitute the fund deposit.

The purchase balancing amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the Deposit Securities (Deposit Amount). It ensures that the NAV of a fund deposit (not including the transaction fee) is identical to the NAV of the Creation Unit it is used to purchase. If the purchase balancing amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to an ETF Fund in cash. If the purchase balancing amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by an ETF Fund to the purchaser in cash (except as offset by the transaction fee).

Vanguard, through the National Securities Clearing Corporation (NSCC), makes available after the close of each business day a list of the names and the number of shares of each Deposit Security to be included in the next business day's fund deposit for each ETF Fund (subject to possible amendment or correction). Each ETF Fund reserves the right to accept a nonconforming fund deposit.

The identity and number of shares of the Deposit Securities required for a fund deposit may change from one day to another to reflect rebalancing adjustments and corporate actions or to respond to adjustments to the weighting or composition of the component securities of the relevant target index.

In addition, each ETF Fund reserves the right to permit or require the substitution of an amount of cash—referred to as "cash in lieu"—to be added to the Cash Component to replace any Deposit Security. This might occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, is not eligible for transfer through the applicable clearance and settlement system, or is not eligible for trading by an Authorized Participant or the investor for which an Authorized Participant is acting. Trading costs incurred by the ETF Fund in connection with the purchase of Deposit Securities with cash-in-lieu amounts will be an expense of the ETF Fund. However, Vanguard may adjust the transaction fee to protect existing shareholders from this expense.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate ETF Fund, and the ETF Fund's determination shall be final and binding.

Procedures for Purchasing Creation Units. An Authorized Participant may place an order to purchase Creation Units from Vanguard High Dividend Yield Index Fund either (1) through the Continuous Net Settlement (CNS) clearing processes of the NSCC as such processes have been enhanced to effect purchases of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To purchase through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Purchases of Creation Units cleared through the Clearing Process will be subject to a lower transaction fee than those cleared outside the Clearing Process.

For all ETF Funds, to initiate a purchase order for a Creation Unit, an Authorized Participant must submit an order in proper form to the Distributor and such order must be received by the Distributor prior to the closing time of regular trading on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the transmittal date. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the transmittal date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to the DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

For Vanguard Emerging Markets Government Bond Index Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund, the Distributor shall inform the ETF Fund's custodian of the order. The custodian will then inform the appropriate foreign subcustodians. Each subcustodian shall maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the relevant Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or cash-in-lieu amount), with any appropriate adjustments as advised by Vanguard. Deposit Securities must be delivered to an account maintained at the applicable local subcustodians.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the ETF Fund, immediately available or same-day funds estimated by the ETF Fund to be sufficient to pay the Cash Component. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone or email systems were not operating properly).

If you are not an Authorized Participant, you must place your purchase order in an acceptable form with an Authorized Participant. The Authorized Participant may request that you make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash when required).

Placement of Purchase Orders for Vanguard High Dividend Yield ETF

Purchase Orders Using the Clearing Process

For purchase orders placed through the Clearing Process, the Participant Agreement authorizes the Distributor to transmit through the transfer agent or index receipt agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant's purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate ETF Fund, together with such additional information as may be required by the Distributor.

An order to purchase Creation Units through the Clearing Process is deemed received on the transmittal date if

(1)such order is received by the ETF Fund's designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the ETF Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the transmittal date will be deemed received on the next business day immediately following the transmittal date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the second NSCC business day following the date on which the purchase request is deemed received.

Purchase Orders Outside the Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through the DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the ETF Fund's designated agent on the transmittal date if (1) such order is received by the Distributor before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed.

If a fund deposit is incomplete on the second business day after the trade date (the trade date, known as "T," is the date on which the trade actually takes place; two business days after the trade date is known as "T+2") because of the failed delivery of one or more of the Deposit Securities, the ETF Fund shall be entitled to cancel the purchase order.

Alternatively, the ETF Fund may issue Creation Units in reliance on the Authorized Participant's undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.

Placement of Purchase Orders for Vanguard International Dividend Appreciation ETF and Vanguard International

High Dividend Yield ETF. An order to purchase Creation Units is deemed received on the transmittal date if (1) such order is received by the Distributor prior to Closing Time on such transmittal date, or an earlier cut-off time in the case of an ETF Fund that has established such a time and (2) all other procedures set forth in the Participant Agreement are properly followed.

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to an ETF Fund of the Deposit Securities and the payment of the Cash Component have been completed. When each subcustodian has confirmed to the custodian that the required securities included in the fund deposit have been delivered to the account of the relevant subcustodian, and the Cash Component has been delivered to the custodian, the Distributor shall be notified of such delivery, and the ETF Fund will issue and cause the delivery of the Creation Unit.

If a fund deposit is incomplete on the second business day after the trade date (the trade date, known as "T," is the date on which the trade actually takes place; two business days after the trade date is known as "T+2") because of the failed delivery of one or more of the Deposit Securities, the ETF Fund shall be entitled to cancel the purchase order.

Alternatively, the ETF Fund may issue Creation Units in reliance on the Authorized Participant's undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.

Placement of Purchase Orders for Vanguard Emerging Markets Government Bond ETF. An Authorized Participant must deliver the cash and government securities portion of a fund deposit through the Federal Reserve's Fedwire System and the corporate securities portion of a fund deposit through the DTC. If a fund deposit is incomplete on the second business day after the trade date (the trade date is the date on which the trade actually takes place, or "T"; two business days after the trade is known as "T+2") because of the failed delivery of one or more of the Deposit Securities, the ETF Fund shall be entitled to cancel the purchase order.

The ETF Fund may issue Creation Units in reliance on the Authorized Participant's undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.

Rejection of Purchase Orders. Each ETF Fund reserves the absolute right to reject a purchase order. By way of example, and not limitation, an ETF Fund will reject a purchase order if:

⬛The order is not in proper form.

⬛The Deposit Securities delivered are not the same (in name or amount) as the published basket.

⬛Acceptance of the Deposit Securities would have certain adverse tax consequences to the ETF Fund.

⬛Acceptance of the fund deposit would, in the opinion of counsel, be unlawful.

⬛Acceptance of the fund deposit would otherwise, at the discretion of the ETF Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders.

⬛Circumstances outside the control of the ETF Fund, the Trust, the transfer agent, the custodian, the subcustodian, the Distributor, and Vanguard make it, for all practical purposes, impossible to process the order. Examples include, but are not limited to, natural disasters, public service disruptions, or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events.

If the purchase order is rejected, the Distributor shall notify the Authorized Participant that submitted the order. The ETF Funds, the Trust, the transfer agent, the custodian, the subcustodian, the Distributor, and Vanguard are under no duty, however, to give notification of any defects or irregularities in the delivery of a fund deposit, nor shall any of them incur any liability for the failure to give any such notification.

Transaction Fee on Purchases of Creation Units. Each ETF Fund may impose a transaction fee (payable to the Fund) to compensate the Fund for costs associated with the issuance of Creation Units. The amount of the fee, which may be changed by Vanguard from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard's proprietary portal system. For Vanguard High Dividend Yield Index Fund, an additional charge may be imposed for purchases of Creation Units effected outside the Clearing Process. When an ETF Fund permits (or requires) a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional charge on the cash-in-lieu portion of the investment. The amount of this charge will be disclosed to investors before they place their orders. The amount will be determined by the ETF Fund at its sole discretion but will not be more than the Fund's good faith estimate of the costs it will incur investing the cash in lieu, which may include, if applicable, market-impact costs. The maximum transaction fee on purchases of Creation Units, including any additional charges as described, shall be 2% of the value of the Creation Units.

Redemption of ETF Shares in Creation Units

To be eligible to place a redemption order, you must be an Authorized Participant. Investors that are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to redeem a Creation Unit.

ETF Shares may be redeemed only in Creation Units. Investors should expect to incur brokerage and other transaction costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests received on a business day in good order will receive the NAV next determined after the request is made.

Unless cash redemptions are available or specified for an ETF Fund, an investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities; plus (2) a redemption balancing amount in cash equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities; less (3) a transaction fee. If the Redemption Securities have a value greater than the NAV of a Creation Unit, the redeeming investor will pay the redemption balancing amount in cash to the ETF Fund rather than receive such amount from the Fund.

Vanguard, through the NSCC, makes available after the close of each business day a list of the names and the number of shares of each Redemption Security to be included in the next business day's redemption basket for each ETF Fund (subject to possible amendment or correction). The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of an investor purchasing a Creation Unit. If an ETF Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.

Each ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as previously discussed, or if the ETF Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.

Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g, the Distributor's phone or email systems were not operating properly).

Transaction Fee on Redemptions of Creation Units for Vanguard High Dividend Yield ETF, Vanguard

International Dividend Appreciation ETF, and Vanguard International High Dividend Yield ETF. Each ETF Fund may impose a transaction fee (payable to the Fund) to compensate the Fund for costs associated with the redemption of Creation Units. The amount of the fee, which may be changed by Vanguard from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard's proprietary portal system. An additional charge may be imposed for redemptions of Creation Units of Vanguard High Dividend Yield ETF effected outside the Clearing Process. When an ETF Fund permits (or requires) a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional charge on the cash-in-lieu portion of the redemption. The amount of this charge will be disclosed to investors before they place their orders. The amount will vary as determined by the ETF Fund at its sole discretion but will not be more than the Fund's good faith estimate of the costs it will incur by selling portfolio securities to raise the necessary cash, which may include, if applicable, market-impact costs. The maximum transaction fee on redemptions of Creation Units, including any additional charges as described, shall be 2% of the value of the Creation Units.

Transaction Fee on Redemptions of Creation Units for Vanguard Emerging Markets Government

Bond ETF. The ETF Fund imposes a transaction fee (payable to the Fund) to compensate the Fund for costs associated with the redemption of Creation Units. The amount of the fee, which may be changed by Vanguard from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard's proprietary portal system. For Creation Unit redemptions, unlike purchases, the ETF Fund does not impose an additional charge on investors who receive cash in lieu of one or more Redemption Securities. The maximum transaction fee on redemptions of Creation Units shall be 2% of the value of the Creation Units.

Placement of Redemption Orders for Vanguard High Dividend Yield ETF

Redemption Orders Using the Clearing Process

An Authorized Participant may place an order to redeem Creation Units of the ETF Fund either (1) through the CNS clearing processes of the NSCC as such processes have been enhanced to effect redemptions of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To redeem through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Redemptions of Creation Units cleared through the Clearing Process will be subject to a lower transaction fee than those cleared outside the Clearing Process.

An order to redeem Creation Units through the Clearing Process is deemed received on the transmittal date if (1) such order is received by the ETF Fund's designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the ETF Fund next determined on that day. An order to redeem Creation Units through the Clearing Process made in proper form but received by the ETF Fund after Closing Time on the transmittal date will be deemed received on the next business day immediately following the transmittal date and will be effected at the NAV next determined on that day.

The Redemption Securities and the Cash Redemption Amount will be transferred by the second NSCC business day following the date on which the redemption request is deemed received.

Redemption Orders Outside the Clearing Process

An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that the redemption instead will be effected through a transfer of ETF Shares directly through the DTC. An order to redeem a Creation Unit of the ETF Fund outside the Clearing Process is deemed received on the transmittal date if (1) such order is received by the ETF Fund's designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed.

If a redemption order in proper form is submitted to the transfer agent by an Authorized Participant prior to Closing Time on the transmittal date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the ETF Fund on such transmittal date.

After the transfer agent has deemed an order for redemption outside the Clearing Process received, the transfer agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second business day following the transmittal date on which such redemption order is deemed received by the transfer agent.

If on T+2 an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the ETF Fund shall be entitled to cancel the redemption order. Alternatively, the ETF Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash in reliance on the Authorized Participant's undertaking to deliver the missing ETF Shares at a later date. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of cash collateral in accordance with collateral procedures that are part of the Participant Agreement. In all cases the ETF Fund shall be entitled to charge the Authorized Participant for any costs (including investment losses, attorney's fees, and interest) incurred by the ETF Fund as a result of the late delivery or failure to deliver.

The ETF Fund reserves the right, at its sole discretion, to require or permit a redeeming investor to receive the redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the NAV of its ETF Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, as previously discussed).

If an Authorized Participant, or a redeeming investor acting through an Authorized Participant, is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, the ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.

Placement of Redemption Orders for Vanguard Emerging Markets Government Bond ETF, Vanguard International Dividend Appreciation ETF, and Vanguard International High Dividend Yield ETF. To initiate a redemption order for a Creation Unit, an Authorized Participant must submit such order in proper form to the Distributor before Closing Time in order to receive that day's NAV. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

If on the settlement date (typically T+2) an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the ETF Fund shall be entitled to cancel the redemption order. Alternatively, the ETF Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash in reliance on the Authorized Participant's undertaking to deliver the missing ETF Shares at a later date. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of cash collateral in accordance with collateral procedures that are part of the Participant Agreement. In all cases the ETF Fund shall be entitled to charge the Authorized Participant for any costs (including investment losses, attorney's fees, and interest) incurred by the ETF Fund as a result of the late delivery or failure to deliver.

If an Authorized Participant, or a redeeming investor acting through an Authorized Participant, is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, the ETF Fund reserves the right to redeem Creation

Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.

In connection with taking delivery of shares of Redemption Securities upon redemption of a Creation Unit, an Authorized Participant, or a Beneficial Owner redeeming through an Authorized Participant, must maintain appropriate security arrangements with a qualified broker-dealer, bank, or other custody provider in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Deposit Securities will be delivered.

If appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdictions, as required in the preceding paragraph, are not in place, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdictions, the ETF Fund may at its discretion effect the redemption in cash. In such case, the investor will receive a cash payment equal to the NAV of the redeemed shares, based on the NAV next calculated after receipt of the redemption request in proper form (minus a transaction fee as specified previously, to offset the ETF Fund's transaction costs associated with the disposition of Redemption Securities of the ETF Fund).

Because the Redemption Securities of the ETF Fund may trade on the relevant exchange(s) on days that the exchange is closed, stockholders may not be able to redeem their shares of the ETF Fund, or to purchase or sell ETF Shares on the exchange, on days when the NAV of the ETF Fund could be significantly affected by events in the relevant foreign markets.

Suspension of Redemption Rights. The right of redemption may be suspended or the date of payment postponed with respect to an ETF Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund's portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

Precautionary Notes

A precautionary note to retail investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing fund.

Because new ETF Shares may be issued on an ongoing basis, a "distribution" of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the 1933 Act). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing fund, break them down into the constituent ETF Shares, and sell those shares directly to customers or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary- market transactions), and thus dealing with ETF Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act.

A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a "qualified institutional buyer" as defined in Rule 144A under the 1933 Act will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A.

A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard.

Appendix A—ETF Shares: Foreign Market Information

The security settlement cycles and local market holiday schedules in foreign countries, as well as unscheduled foreign market closings, may result in the ETF Fund delivering redemption proceeds (either in kind or in cash) more than seven days after receipt of a redemption request in proper form. Listed as a part of this Appendix for each ETF Fund are (a) the dates of market holidays in the countries in which the Fund invests and (b) the dates on which, if a redemption request is submitted, the settlement period in a given country will exceed seven days. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays," the elimination of existing holidays, or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

Vanguard Emerging Markets Government Bond ETF

Regular Holidays. For each country in which the ETF Fund invests, the calendar year 2018 market holidays are as follows:

Argentina—January 1, February 12, February 13, March 24, March 29, March 30, April 2, May 1, May 25, June 17, June 20, July 9, August 20, October 15, November 6, November 19, December 8, December 25

Bahrain—January 1, May 1, June 15, June 16, June 17, August 22, August 23, August 24, September 11, September 19, September 20, November 20, December 16, December 17

Bermuda—January 1, March 30, May 24, June 18, August 2, August 3, September 3, November 12, December 25, December 26

Brazil—January 1, January 25, February 12, February 13, February 14, March 30, May 1, May 31, July 9, September 7, October 12, November 2, November 15, November 20, December 25

Chile—January 1, January 16, March 30, May 1, May 21, July 2, July 16, August 15, September 17, September 18, September 19, October 15, November 1, November 2, December 25

China—January 1, February 15, February 16, February 19, February 20, February 21, April 5, April 6, April 30, May 1, June 18, September 24, October 1, October 2, October 3, October 4, October 5

Colombia—January 1, January 8, March 19, March 29, March 30, May 1, May 14, June 4, June 11, July 2, July 20, August 7, August 20, October 15, November 5, November 12, December 8, December 25

Costa Rica—January 1, January 5, February 8, July 25, August 15, October 15, November 4, December 25

Croatia—January 1, March 30, April 2, May 1, May 31, June 22, June 25, August 15, October 8, November 1, December 24, December 25, December 26, December 31

Ecuador—January 1, February 12, February 13, March 30, April 30, May 25, August 10, October 12, November 2, December 25, December 31

Egypt—January 1, January 7, January 25, April 8, April 9, April 25, May 1, June 15, June 17, July 1, July 23, August 20, August 21, August 22, August 23, September 11, September 12, November 20, November 21, December 25

Ghana—June 14, July 2, August 21, September 21, December 7, December 25, December 26

Hungary—January 1, March 10, March 15, March 16, March 30, April 2, April 21, April 30, May 1, May 21, August 20, October 13, October 22, October 23, November 1, November 2, November 10, December 1, December 15, December 24, December 25, December 26, December 31

India—January 26, February 13, February 19, March 2, March 29, March 30, April 30, May 1, August 15, August 17, August 22, September 13, September 20, October 2, October 18, November 7, November 8, November 21, November 23, December 25

Indonesia—January 1, February 16, March 30, May 1, May 10, May 29, June 1, June 13, June 14, June 15, June 18, June 19, August 17, August 22, September 11, November 20, December 24, December 25, December 26

Ivory Coast—January 1, May 21, June 15, August 15, August 22, November 1, November 15, November 20, December 26

Jordan—January 1, May 1, June 17, August 21, August 22, August 23, September 12, November 21, December 25

Kazakhstan—January 1, January 2, March 3, March 8, March 9, March 21, March 22, March 23, April 28, April 30, May 1, May 5, May 7, May 8, May 9, July 6, August 21, August 25, August 30, August 31, December 3, December 17, December 18, December 29, December 31

Kenya—January 1, March 30, April 2, May 1, June 1, June 15, August 22, December 12, December 25, December 26

Kuwait—January 1, February 25, February 26, April 15, June 1, June 15, August 20, August 21, August 22, August 23, September 11, November 22

Malaysia—January 1, January 31, February 1, February 16, May 1, May 29, June 15, June 16, August 22, August 31, September 10, September 11, September 17, November 6, November 20, December 25

Mexico—January 1, February 5, March 19, March 29, March 30, May 1, November 2, November 19, December 12, December 25

Morocco—January 1, January 11, May 1, June 14, June 15, July 30, August 14, August 20, August 21, August 23, September 11, November 6, November 18, November 20, November 21

Namibia—January 1, March 21, March 30, April 2, April 13, May 1, May 4, May 10, May 25, August 27, December 10, December 25, December 26

Nigeria—January 1, June 18, August 21, August 22, October 1, November 19, December 25, December 26

Oman—January 1, April 13, June 15, June 16, June 17, June 18, July 23, August 22, August 23, August 24, August 25, September 11, November 18, November 19, November 20

Pakistan—January 1, February 5, March 23, May 1, June 15, August 14, August 22, August 23, September 20, December 25

Peru—January 1, January 2, March 29, March 30, April 13, May 1, June 29, August 30, October 8, November 1, December 25

Philippines—January 1, January 2, February 16, March 29, March 30, April 9, May 1, June 12, August 21, August 27, November 1, November 2, November 30, December 24, December 25, December 30, December 31

Poland—January 1, April 2, May 1, May 3, May 31, November 1, December 25, December 26

Qatar—January 1, February 13, March 4, June 17, June 18, June 19, August 21, August 22, August 23, December 18 Romania—May 27, May 28, June 1, August 15, November 30, December 1, December 25, December 26

Russia—January 1, January 2, January 3, January 4, January 5, January 8, February 23, March 8, March 9, April 28, April 30, May 1, May 2, May 9, June 9, June 11, June 12, November 5, December 29, December 31

Saudi Arabia—June 16, June 17, June 18, June 19, June 20, August 22, August 23, August 24, August 25, August 26, September 23

Serbia—January 1, January 2, January 7, February 15, February 16, April 6, April 9, May 1, May 2, November 12

South Africa—January 1, March 21, March 30, April 2, April 27, May 1, August 9, September 24, September 25, December 16, December 17, December 25, December 26

Sri Lanka—January 1, January 15, January 31, February 5, February 13, March 1, March 30, April 13, April 20, April 30, May 1, May 29, June 15, June 27, July 27, August 22, September 24, October 24, November 6, November 20, November 22, December 25

Thailand—January 1, January 2, March 1, April 6, April 13, April 16, May 1, May 29, July 27, July 30, August 13, October 15, October 23, December 5, December 10, December 31

Tunisia—January 1, March 20, April 9, May 1, June 15, July 25, August 13, August 21, September 10, October 15, November 20

Turkey—January 1, April 23, May 1, June 14, June 15, August 20, August 21, August 22, August 23, August 24, August 30, October 29

Ukraine—January 1, January 8, March 8, April 9, May 1, May 2, May 9, May 28, June 28, August 24, October 15

United Arab Emirates—January 1, April 13, June 14, June 15, August 21, August 22, August 23, August 26, September 11, November 20, November 30, December 2, December 3

Uruguay—January 1, February 12, February 13, March 29, March 30, April 23, May 1, May 21, June 19, July 18, October 15, November 2, December 25

Venezuela—January 1, February 12, February 13, March 19, March 29, March 30, April 19, May 1, May 14, June 4, July 2, July 5, July 24, August 20, September 10, October 12, November 5, December 24, December 25, December 31

Vietnam—January 1, February 14, February 15, February 16, February 19, February 20, April 25, April 30, May 1, September 3

Zambia—January 1, March 8, March 12, March 30, April 2, May 1, May 25, July 2, July 3, August 6, October 18, October 24, December 25

Redemption. For each country in which the ETF Fund invests, a redemption request submitted on the following dates in calendar year 2018 will result in a settlement period that exceeds seven calendar days.

Argentina
Redemption Date	Redemption Settlement Date	Settlement Period
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
Bahrain
Redemption Date	Redemption Settlement Date	Settlement Period
8/20/2018	8/27/2018	T+7
8/21/2018	8/28/2018	T+7
Bermuda
Redemption Date	Redemption Settlement Date	Settlement Period
7/30/2018	8/6/2018	T+7
7/31/2018	8/7/2018	T+7
8/1/8018	8/8/2018	T+7
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
12/24/2018	12/31/2018	T+7

Brazil
Redemption Date	Redemption Settlement Date	Settlement Period
2/7/2018	2/14/2018	T+7
2/8/2018	2/15/2018	T+7
2/9/2018	2/16/2018	T+7
11/14/2018	11/21/2018	T+7
Chile
Redemption Date	Redemption Settlement Date	Settlement Period
9/13/2018	9/20/2018	T+7
9/14/2018	9/21/2018	T+7
China
Redemption Date	Redemption Settlement Date	Settlement Period
2/12/2018	2/22/2018	T+10
2/13/2018	2/23/2018	T+10
2/14/2018	2/26/2018	T+12
4/2/2018	4/9/2018	T+7
4/3/2018	4/10/2018	T+7
4/4/2018	4/11/2018	T+7
4/25/2018	5/2/2018	T+7
4/26/2018	5/3/2018	T+7
4/27/2018	5/4/2018	T+7
9/26/2018	10/8/2018	T+12
9/27/2018	10/9/2018	T+12
9/28/2018	10/10/2018	T+12
Colombia
Redemption Date	Redemption Settlement Date	Settlement Period
3/26/2018	4/2/2018	T+7
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
Costa Rica
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Croatia
Redemption Date	Redemption Settlement Date	Settlement Period
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7

Ecuador

Redemption Date	Redemption Settlement Date	Settlement Period
2/7/2018	2/14/2018	T+7
2/8/2018	2/15/2018	T+7
2/9/2018	2/16/2018	T+7
Egypt
Redemption Date	Redemption Settlement Date	Settlement Period
8/16/2018	8/26/2018	T+10
8/19/2018	8/27/2018	T+8
Ghana
Redemption Date	Redemption Settlement Date	Settlement Period
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
12/24/2018	12/31/2018	T+7
Hungary
Redemption Date	Redemption Settlement Date	Settlement Period
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
India
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Indonesia
Redemption Date	Redemption Settlement Date	Settlement Period
5/28/2018	6/4/2018	T+7
6/8/2018	6/20/2018	T+12
6/11/2018	6/21/2018	T+10
6/12/2018	6/22/2018	T+10
8/16/2018	8/23/2018	T+7
12/19/2018	12/27/2018	T+8
12/20/2018	12/28/2018	T+8
12/21/2018	12/31/2018	T+10
Ivory Coast
Redemption Date	Redemption Settlement Date	Settlement Period
11/14/2018	11/21/2018	T+7
Jordan
Redemption Date	Redemption Settlement Date	Settlement Period
8/16/2018	8/26/2018	T+10
8/19/2018	8/27/2018	T+8

8/20/2018	8/28/2018	T+8
Kazakhstan
Redemption Date	Redemption Settlement Date	Settlement Period
3/5/2018	3/12/2018	T+7
3/6/2018	3/13/2018	T+7
3/7/2018	3/14/2018	T+7
3/16/2018	3/26/2018	T+10
3/19/2018	3/27/2018	T+8
3/20/2018	3/28/2018	T+8
4/25/2018	5/2/2018	T+7
4/26/2018	5/3/2018	T+7
4/27/2018	5/4/2018	T+7
5/2/2018	5/10/2018	T+8
5/3/2018	5/11/2018	T+8
5/4/2018	5/14/2018	T+10
8/27/2018	9/3/2018	T+7
8/28/2018	9/4/2018	T+7
8/29/2018	9/5/2018	T+7
12/12/2018	12/19/2018	T+7
12/13/2018	12/20/2018	T+7
12/14/2018	12/21/2018	T+7
Kenya
Redemption Date	Redemption Settlement Date	Settlement Period
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
3/29/2018	4/5/2018	T+7
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
12/24/2018	12/31/2018	T+7
Kuwait
Redemption Date	Redemption Settlement Date	Settlement Period
8/16/2018	8/26/2018	T+10
8/19/2018	8/27/2018	T+8
Malaysia
Redemption Date	Redemption Settlement Date	Settlement Period
1/26/2018	2/2/2018	T+7
1/29/2018	2/5/2018	T+7
1/30/2018	2/6/2018	T+7
9/5/2018	9/12/2018	T+7
9/6/2018	9/13/2018	T+7
9/7/2018	9/14/2018	T+7
Mexico
Redemption Date	Redemption Settlement Date	Settlement Period

No settlement cycles (>=): T+7
Morocco
Redemption Date	Redemption Settlement Date	Settlement Period
6/11/2018	6/18/2018	T+7
6/12/2018	6/19/2018	T+7
6/13/2018	6/20/2018	T+7
8/15/2018	8/24/2018	T+9
8/16/2018	8/27/2018	T+11
8/17/2018	8/28/2018	T+11
11/15/2018	11/22/2018	T+7
11/16/2018	11/23/2018	T+7
11/19/2018	11/26/2018	T+7
Namibia
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Nigeria
Redemption Date	Redemption Settlement Date	Settlement Period
8/16/2018	8/23/2018	T+7
8/17/2018	8/24/2018	T+7
8/20/2018	8/27/2018	T+7
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
12/24/2018	12/31/2018	T+7
Oman
Redemption Date	Redemption Settlement Date	Settlement Period
6/12/2018	6/19/2018	T+7
6/13/2018	6/20/2018	T+7
6/14/2018	6/21/2018	T+7
8/19/2018	8/26/2018	T+7
8/20/2018	8/27/2018	T+7
8/21/2018	8/28/2018	T+7
11/14/2018	11/21/2018	T+7
11/15/2018	11/22/2018	T+7
11/15/2018	11/25/2018	T+10
Pakistan
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Peru
Redemption Date	Redemption Settlement Date	Settlement Period

No settlement cycles (>=): T+7

Philippines
Redemption Date	Redemption Settlement Date	Settlement Period
3/26/2018	4/2/2018	T+7
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
10/29/2018	11/5/2018	T+7
10/30/2018	11/6/2018	T+7
10/31/2018	11/7/2018	T+7
12/19/2018	12/26/2018	T+7
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
Poland
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Qatar
Redemption Date	Redemption Settlement Date	Settlement Period
6/13/2018	6/20/2018	T+7
6/14/2018	6/24/2018	T+10
8/16/2018	8/26/2018	T+10
8/19/2018	8/27/2018	T+8
8/20/2018	8/28/2018	T+8
Romania
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Russia
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Saudi Arabia
Redemption Date	Redemption Settlement Date	Settlement Period
6/13/2018	6/21/2018	T+8
6/14/2018	6/24/2018	T+10
8/20/2018	8/27/2018	T+7
8/21/2018	8/28/2018	T+7

Serbia
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
South Africa
Redemption Date	Redemption Settlement Date	Settlement Period
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
3/29/2018	4/5/2018	T+7
4/25/2018	5/2/2018	T+7
4/26/2018	5/3/2018	T+7
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
12/24/2018	12/31/2018	T+7
Sri Lanka
Redemption Date	Redemption Settlement Date	Settlement Period
1/30/2018	2/6/2018	T+7
4/25/2018	5/2/2018	T+7
4/26/2018	5/3/2018	T+7
4/27/2018	5/4/2018	T+7
11/16/2018	11/23/2018	T+7
11/19/2018	11/26/2018	T+7
Thailand
Redemption Date	Redemption Settlement Date	Settlement Period
4/10/2018	4/17/2018	T+7
4/11/2018	4/18/2018	T+7
4/12/2018	4/19/2018	T+7
7/24/2018	7/31/2018	T+7
7/25/2018	8/1/2018	T+7
7/26/2018	8/2/2016	T+7
12/4/2018	12/11/2018	T+7
Tunisia
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Turkey
Redemption Date	Redemption Settlement Date	Settlement Period
8/17/2018	8/27/2018	T+10
8/20/2018	8/28/2018	T+8

Ukraine

Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
United Arab Emirates
Redemption Date	Redemption Settlement Date	Settlement Period
8/19/2018	8/27/2018	T+8
8/20/2018	8/28/2018	T+8
Uruguay
Redemption Date	Redemption Settlement Date	Settlement Period
2/7/2018	2/14/2018	T+7
2/8/2018	2/15/2018	T+7
2/9/2018	2/16/2018	T+7
3/26/2018	4/2/2018	T+7
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
Venezula
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Vietnam
Redemption Date	Redemption Settlement Date	Settlement Period
2/12/2018	2/19/2018	T+7
2/13/2018	2/20/2018	T+7
Zambia
Redemption Date	Redemption Settlement Date	Settlement Period
3/6/2018	3/13/2018	T+7
3/7/2018	3/14/2018	T+7
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
3/29/2018	4/5/2018	T+7
6/27/2018	7/4/2018	T+7
6/28/2018	7/5/2018	T+7
6/29/2018	7/6/2018	T+7

In 2018, the maximum number of calendar days necessary to satisfy a redemption request for Vanguard Emerging Markets Government Bond ETF would be 13 days.

Note: Securities in the following markets are traded/held through Euroclear:

⬛Angola

⬛Azerbaijan

⬛Armenia

⬛Belarus

⬛Belize

⬛Bolivia

⬛Cameroon

⬛Dominican Republic

⬛El Salvador

⬛Ethiopia

⬛Gabon

⬛Georgia

⬛Guatemala

⬛Honduras

⬛Iraq

⬛Jamaica

⬛Lebanon

⬛Mongolia

⬛Mozambique

⬛Panama

⬛Paraguay

⬛Senegal

⬛Supranational

⬛Trinidad and Tobago

Vanguard International Dividend Appreciation ETF

Regular Holidays. For each country in which the ETF Fund invests, the calendar year 2018 market holidays are as follows:

Australia—January 1, January 26, March 30, April 2, April 25, June 11, December 25, December 26

Belgium—January 1, March 30, April 2, May 1, May 10, May 21, August 15, November 1, December 25, December 26

Brazil—January 1, January 25, February 12, February 13, February 14, March 30, May 1, May 31, July 9, September 7, October 12, November 2, November 15, November 20, December 24, December 25

Canada—January 1, January 2, February 19, March 30, May 21, June 25, July 2, August 6, September 3, October 8, November 12, December 25, December 26

China—January 1, January 15, February 15, February 16, February 19, February 20, February 21, March 30, April 2, April 5, April 6, April 30, May 1, May 22, May 28, June 18, July 2, July 4, September 3, September 24, September 25, October 1, October 2, October 3, October 4, October 5, October 8, October 17, November 12, November 22, December 25, December 26

Colombia—January 1, January 8, March 19, March 29, March 30, May 1, May 14, June 4, June 11, July 2, July 20, August 7, August 20, October 15, November 5, November 12, December 25

Denmark—January 1, March 29, March 30, April 2, April 27, May 1, May 10, May 11, May 21, June 5, December 24, December 25, December 26, December 31

Finland—January 1, March 30, April 2, May 1, May 10, June 22, December 6, December 24, December 25, December 26, December 31

France—January 1, March 30, April 2, May 1, May 8, May 10, May 21, August 15, November 1, December 25, December 26

Germany—January 1, March 30, April 2, May 1, May 10, May 21, May 31, October 3, December 24, December 25, December 26, December 31

Hong Kong—January 1, February 11, February 15, February 16, February 19, February 20, February 21, February 24, March 29, March 30, April 2, April 5, April 6, April 8, April 28, April 30, May 1, May 21, May 22, June 18, June 29, July 2, September 21, September 24, September 25, September 29, September 30, October 1, October 2, October 3, October 4, October 5, October 16, October 17, December 24, December 25, December 26

India—January 26, February 13, February 19, March 2, March 29, March 30, April 30, May 1, August 15, August 17, August 22, September 13, September 20, October 2, October 18, November 7, November 8, November 21, November 23, December 25

Ireland—January 1, January 15, February 19, March 19, March 30, April 2, May 1, May 7, May 28, June 4, July 4, August 6, August 27, September 3, October 8, October 29, November 12, November 22, December 24, December 25, December 26, December 31

Israel—March 1, April 5, April 6, April 19, May 20, July 22, September 9, September 10, September 11, September 18, September 19, September 23, Setpember 24, September 30, October 1

Italy—January 1, March 30, April 2, May 1, August 15, December 24, December 25, December 26, December 31

Japan—January 1, January 2, January 3, January 8, February 12, March 21, April 30, May 3, May 4, July 16, September 17, September 24, October 8, November 23, December 24, December 31

Mexico—January 1, February 5, March 19, March 29, March 30, May 1, November 2, November 19, December 12, December 25

Morocco—January 1, January 11, May 1, June 14, July 30, August 14, August 20, August 21, August 22, September 11, November 6, November 20

Netherlands—January 1, March 30, April 2, May 1, May 10, May 21, November 1, December 25, December 26

New Zealand—January 1, January 2, January 22, January 29, February 6, March 30, April 2, April 25, June 4, October 22, December 25, December 26

Norway—January 1, March 28, March 29, March 30, April 2, May 1, May 10, May 17, May 21, December 24, December 25, December 26, December 31

Phillipines—January 1, January 2, February 16, March 29, March 30, April 9, May 1, June 12, August 21, August 27, November 1, November 2, November 30, December 24, December 25, December 31

Poland—January 1, January 2, March 30, April 2, May 1, May 3, May 31, August 15, November 1, December 24, December 25, December 26, December 31

Singapore—January 1, February 16, March 30, May 1, May 29, June 15, August 9, August 22, November 6, December 25

South Africa—January 1, March 21, March 30, April 2, April 27, May 1, August 9, September 24, December 17, December 25, December 26

South Korea—January 1, February 15, February 16, March 1, May 1, May 7, May 22, June 6, June 13, August 15, September 24, September 25, September 26, October 3, October 9, December 25, December 31

Spain—January 1, March 19, March 29, March 30, April 2, May 1, August 15, October 12, November 1, December 6, December 25, December 26

Sweden—January 1, January 5, March 29, March 30, April 2, April 30, May 1, May 9, May 10, June 6, June 22, November 2, December 24, December 25, December 26, December 31

Switzerland—January 1, January 2, March 30, April 2, May 1, May 10, May 21, August 1, December 24, December 25, December 26, December 31

Taiwan—January 1, February 13, February 14, February 15, February 16, February 19, February 20, February 28, April 4, April 5, April 6, May 1, June 18, September 24, October 10, December 31

Turkey—January 1, April 23, May 1, June 14, June 15, August 20, August 21, August 22, August 23, August 24, August 30, October 29

United Kingdom—January 1, January 15, February 19, March 30, April 2, May 1, May 7, May 28, July 4, August 27, September 3, October 8, November 12, November 22, December 24, December 25, December 26, December 31

United States—January 1, January 15, February 19, March 30, May 28, July 4, September 3, October 8, November 12, November 22, December 25

Redemption. For each country in which the ETF Fund invests, a redemption request submitted on the following dates in calendar year 2018 will result in a settlement period that exceeds seven calendar days.

Australia
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7		T+7
Belgium	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Brazil
Redemption Date	Redemption Settlement Date	Settlement Period
2/7/2018	2/14/2018	T+7
2/8/2018	2/15/2018	T+7
2/9/2015	2/16/2018	T+7
11/14/2018	11/21/2018	T+7
Canada
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
China
Redemption Date	Redemption Settlement Date	Settlement Period
2/12/2018	2/22/2018	T+10
2/13/2018	2/23/2018	T+10
2/14/2018	2/26/2018	T+12
4/2/2018	4/9/2018	T+7
4/3/2018	4/10/2018	T+7
4/4/2018	4/11/2018	T+7
4/25/2018	5/2/2018	T+7
4/26/2018	5/3/2018	T+7
4/27/2018	5/4/2018	T+7
9/26/2018	10/8/2018	T+12
9/27/2018	10/9/2018	T+12
9/28/2018	10/10/2018	T+12

Colombia
Redemption Date	Redemption Settlement Date	Settlement Period
3/26/2018	4/2/2018	T+7
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
Denmark
Redemption Date	Redemption Settlement Date	Settlement Period
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
Finland
Redemption Date	Redemption Settlement Date	Settlement Period
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
France
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Germany
Redemption Date	Redemption Settlement Date	Settlement Period
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
Hong Kong
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
India
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Ireland
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Israel
Redemption Date	Redemption Settlement Date	Settlement Period

No settlement cycles (>=): T+7

Italy
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Japan
Redemption Date	Redemption Settlement Date	Settlement Period
4/27/2018	5/7/2018	T+10
5/1/2018	5/8/2018	T+7
5/2/2018	5/10/2018	T+8
Mexico
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Morocco
Redemption Date	Redemption Settlement Date	Settlement Period
6/11/2018	6/18/2018	T+7
6/12/2018	6/19/2018	T+7
6/13/2018	6/20/2018	T+7
8/15/2018	8/24/2018	T+9
8/16/2018	8/27/2018	T+11
8/17/2018	8/28/2018	T+11
11/15/2018	11/22/2018	T+7
11/16/2018	11/23/2018	T+7
11/19/2018	11/26/2018	T+7
Netherlands
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
New Zealand
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Norway
Redemption Date	Redemption Settlement Date	Settlement Period
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7

Phillipines
Redemption Date	Redemption Settlement Date	Settlement Period
3/26/2018	4/2/2018	T+7
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
10/29/2018	11/5/2018	T+7
10/30/2018	11/6/2018	T+7
10/31/2018	11/7/2018	T+7
12/19/2018	12/26/2018	T+7
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
Poland
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7

Singapore

Redemption Date	Redemption Settlement Date	Settlement Period

No settlement cycles (>=): T+7

South Africa
Redemption Date	Redemption Settlement Date	Settlement Period
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
3/29/2018	4/5/2018	T+7
4/25/2018	5/2/2018	T+7
4/26/2018	5/3/2018	T+7
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
12/24/2018	12/31/2018	T+7
South Korea
Redemption Date	Redemption Settlement Date	Settlement Period
9/20/2018	9/27/2018	T+7
9/21/2018	9/28/2018	T+7
Spain
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7

Sweden
Redemption Date	Redemption Settlement Date	Settlement Period
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
Switzerland
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Taiwan
Redemption Date	Redemption Settlement Date	Settlement Period
2/13/2018	2/21/2018	T+8
2/14/2018	2/22/2018	T+8
4/2/2018	4/9/2018	T+7
4/3/2018	4/10/2018	T+7
Turkey
Redemption Date	Redemption Settlement Date	Settlement Period
8/17/2018	8/27/2018	T+10
8/20/2018	8/28/2018	T+8
United Kingdom
Redemption Date	Redemption Settlement Date	Settlement Period

No settlement cycles (>=): T+7

United States

Redemption Date	Redemption Settlement Date	Settlement Period

No settlement cycles (>=): T+7

In 2018, the maximum number of calendar days necessary to satisfy a redemption request for Vanguard International Dividend Appreciation ETF would be 13 days.

Vanguard International High Dividend Yield ETF

Regular Holidays. For each country in which the ETF Fund invests, the calendar year 2018 market holidays are as follows:

Australia—January 1, January 26, March 30, April 2, April 25, June 11, December 25, December 26

Austria—January 1, March 30, April 2, May 1, May 10, May 21, May 31, August 15, October 26, November 1, December 24, December 25, December 26, December 31

Belgium—January 1, March 30, April 2, May 1, May 10, May 21, August 15, November 1, December 25, December 26

Brazil—January 1, January 25, February 12, February 13, February 14, March 30, May 1, May 31, July 9, September 7, October 12, November 2, November 15, November 20, December 24, December 25

Canada—January 1, January 2, February 19, March 30, May 21, June 25, July 2, August 6, September 3, October 8, November 12, December 25, December 26

Chile—January 1, January 16, March 30, May 1, May 21, July 2, July 16, August 15, September 17, September 18, September 19, October 15, November 1, November 2, December 25, December 31

China—January 1, January 15, February 15, February 16, February 19, February 20, February 21, March 30, April 2, April 5, April 6, April 30, May 1, May 22, May 28, June 18, July 2, July 4, September 3, September 24, September 25, October 1, October 2, October 3, October 4, October 5, October 8, October 17, November 12, November 22, December 25, December 26

Colombia—January 1, January 8, March 19, March 29, March 30, May 1, May 14, June 4, June 11, July 2, July 20, August 7, August 20, October 15, November 5, November 12, December 25

Czech Republic—January 1, March 30, April 2, May 1, May 8, July 5, July 6, September 28, December 24, December 25, December 26

Denmark—January 1, March 29, March 30, April 2, April 27, May 1, May 10, May 11, May 21, June 5, December 24, December 25, December 26, December 31

Eqypt—January 1, January 7, January 25, April 8, April 9, April 25, May 1, July 1, July 23, August 20, August 21, August 22, September 11, November 20

Finland—January 1, March 30, April 2, May 1, May 10, June 22, December 6, December 24, December 25, December 26, December 31

France—January 1, March 30, April 2, May 1, May 8, May 10, May 21, August 15, November 1, December 25, December 26

Germany—January 1, March 30, April 2, May 1, May 10, May 21, May 31, October 3, December 24, December 25, December 26, December 31

Greece—January 1, February 19, March 30, April 2, April 6, April 9, May 1, May 28, August 15, December 24, December 25, December 26

Hong Kong—January 1, February 11, February 15, February 16, February 19, February 20, February 21, February 24, March 29, March 30, April 2, April 5, April 6, April 8, April 28, April 30, May 1, May 21, May 22, June 18, June 29, July 2, September 21, September 24, September 25, September 29, September 30, October 1, October 2, October 3, October 4, October 5, October 16, October 17, December 24, December 25, December 26

Hungary—January 1, March 10, March 15, March 16, March 30, April 2, April 21, April 30, May 1, May 21, August 20, October 13, October 22, October 23, November 1, November 2, November 10, December 1, December 15, December 24, December 25, December 26, December 31

India—January 26, February 13, February 19, March 2, March 29, March 30, April 30, May 1, August 15, August 17, August 22, September 13, September 20, October 2, October 18, November 7, November 8, November 21, November 23, December 25

Indonesia—January 1, February 16, March 30, May 1, May 10, May 29, June 1, June 13, June 14, June 15, June 18, June 19, August 17, August 22, September 11, November 20, December 24, December 25, December 31

Ireland—January 1, January 15, February 19, March 19, March 30, April 2, May 1, May 7, May 28, June 4, July 4, August 6, August 27, September 3, October 8, October 29, November 12, November 22, December 24, December 25, December 26, December 31

Israel—March 1, April 5, April 6, April 19, May 20, July 22, September 9, September 10, September 11, September 18, September 19, September 23, September 24, September 30, October 1

Italy—January 1, March 30, April 2, May 1, August 15, December 24, December 25, December 26, December 31

Japan—January 1, January 2, January 3, January 8, February 12, March 21, April 30, May 3, May 4, July 16, September 17, September 24, October 8, November 23, December 24, December 31

Malaysia—January 1, January 31, February 1, February 15, February 16, May 1, May 29, June 14, June 15, August 22, August 31, September 10, September 11, September 17, November 6, November 20, December 25

Mexico—January 1, February 5, March 19, March 29, March 30, May 1, November 2, November 19, December 12, December 25

Netherlands—January 1, March 30, April 2, May 1, May 10, May 21, November 1, December 25, December 26

New Zealand—January 1, January 2, January 22, January 29, February 6, March 30, April 2, April 25, June 4, October 22, December 25, December 26

Norway—January 1, March 28, March 29, March 30, April 2, May 1, May 10, May 17, May 21, December 24, December 25, December 26, December 31

Pakistan—January 1, February 5, March 23, May 1, June 15, June 18, July 2, August 22, August 23, August 24, September 20, September 21, November 20, December 25

Phillipines—January 1, January 2, February 16, March 29, March 30, April 9, May 1, June 12, August 21, August 27, November 1, November 2, November 30, December 24, December 25, December 31

Poland—January 1, January 2, March 30, April 2, May 1, May 3, May 31, August 15, November 1, December 24, December 25, December 26, December 31

Portugal—January 1, March 30, April 2, April 25, May 1, May 31, June 13, August 15, October 5, November 1, December 25, December 26

Qatar—January 1, February 13, March 4, June 17, June 18, June 19, August 20, August 21, August 22, December 18,

Russia—January 1, January 2, January 3, January 4, January 5, January 8, February 23, March 8, March 9, April 28, April 30, May 1, May 2, May 9, June 9, June 11, June 12, November 5, December 29, December 31

Singapore—January 1, February 16, March 30, May 1, May 29, June 15, August 9, August 22, November 6, December 25

South Africa—January 1, March 21, March 30, April 2, April 27, May 1, August 9, September 24, December 17, December 25, December 26

South Korea—January 1, February 15, February 16, March 1, May 1, May 7, May 22, June 6, June 13, August 15, September 24, September 25, September 26, October 3, October 9, December 25, December 31

Spain—January 1, March 19, March 29, March 30, April 2, May 1, August 15, October 12, November 1, December 6, December 25, December 26

Sweden—January 1, January 5, March 29, March 30, April 2, April 30, May 1, May 9, May 10, June 6, June 22, November 2, December 24, December 25, December 26, December 31

Switzerland—January 1, January 2, March 30, April 2, May 1, May 10, May 21, August 1, December 24, December 25, December 26, December 31

Taiwan—January 1, February 13, February 14, February 15, February 16, February 19, February 20, February 28, April 4, April 5, April 6, May 1, June 18, September 24, October 10, December 31

Thailand—January 1, January 2, March 1, April 6, April 13, April 16, May 1, May 29, July 27, July 30, August 13, October 15, October 23, December 5, December 10, December 31

Turkey—January 1, April 23, May 1, June 14, June 15, August 20, August 21, August 22, August 23, August 24, August 30, October 29

United Arab Emirates—January 1, January 15, February 19, May 28, June 14, July 4, August 20, August 21, August 22, September 3, September 11, October 8, November 12, November 20, November 22, December 2, December 3, December 25

United Kingdom—January 1, January 15, February 19, March 30, April 2, May 1, May 7, May 28, July 4, August 27, September 3, October 8, November 12, November 22, December 24, December 25, December 26, December 31

United States—January 1, January 15, February 19, March 30, May 28, July 4, September 3, October 8, November 12, November 22, December 25

Redemption. For each country in which the ETF Fund invests, a redemption request submitted on the following dates in calendar year 2018 will result in a settlement period that exceeds seven calendar days.

Australia
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Austria
Redemption Date	Redemption Settlement Date	Settlement Period
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
Belgium
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Brazil
Redemption Date	Redemption Settlement Date	Settlement Period
2/7/2018	2/14/2018	T+7
2/8/2018	2/15/2018	T+7
2/9/2018	2/16/2018	T+7
11/14/2018	11/21/2018	T+7
Canada
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Chile
Redemption Date	Redemption Settlement Date	Settlement Period
9/13/2018	9/20/2018	T+7

9/14/2018	9/21/2018	T+7
China
Redemption Date	Redemption Settlement Date	Settlement Period
2/12/2018	2/22/2018	T+10
2/13/2018	2/23/2018	T+10
2/14/2018	2/26/2018	T+12
4/2/2018	4/9/2018	T+7
4/3/2018	4/10/2018	T+7
4/4/2018	4/11/2018	T+7
4/25/2018	5/2/2018	T+7
4/26/2018	5/3/2018	T+7
4/27/2018	5/4/2018	T+7
9/26/2018	10/8/2018	T+12
9/27/2018	10/9/2018	T+12
9/28/2018	10/10/2018	T+12
Colombia
Redemption Date	Redemption Settlement Date	Settlement Period
3/26/2018	4/2/2018	T+7
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
Czech Republic
Redemption Date	Redemption Settlement Date	Settlement Period
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
Denmark
Redemption Date	Redemption Settlement Date	Settlement Period
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
Egypt
Redemption Date	Redemption Settlement Date	Settlement Period
8/16/2018	8/26/2018	T+10
8/19/2018	8/27/2018	T+8
Finland
Redemption Date	Redemption Settlement Date	Settlement Period
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
France
Redemption Date	Redemption Settlement Date	Settlement Period

No settlement cycles (>=): T+7

Germany
Redemption Date	Redemption Settlement Date	Settlement Period
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
Greece
Redemption Date	Redemption Settlement Date	Settlement Period
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
Hong Kong
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Hungary
Redemption Date	Redemption Settlement Date	Settlement Period
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
India
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Indonesia
Redemption Date	Redemption Settlement Date	Settlement Period
5/28/2018	6/4/2018	T+7
6/8/2018	6/20/2018	T+12
6/11/2018	6/21/2018	T+10
6/12/2018	6/22/2018	T+10
8/16/2018	8/23/2018	T+7
12/19/2018	12/27/2018	T+8
12/20/2018	12/28/2018	T+8
12/21/2018	12/31/2018	T+10
Ireland
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Israel
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Italy
Redemption Date	Redemption Settlement Date	Settlement Period

No settlement cycles (>=): T+7
Japan
Redemption Date	Redemption Settlement Date	Settlement Period
4/27/2018	5/7/2018	T+10
5/1/2018	5/8/2018	T+7
5/2/2018	5/10/2018	T+8
Malaysia
Redemption Date	Redemption Settlement Date	Settlement Period
1/26/2018	2/2/2018	T+7
1/29/2018	2/5/2018	T+7
1/30/2018	2/6/2018	T+7
9/5/2018	9/12/2018	T+7
9/6/2018	9/13/2018	T+7
9/7/2018	9/14/2018	T+7
Mexico
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Netherlands
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
New Zealand
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Norway
Redemption Date	Redemption Settlement Date	Settlement Period
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
Pakistan
Redemption Date	Redemption Settlement Date	Settlement Period

No settlement cycles (>=): T+7

Phillipines

Redemption Date	Redemption Settlement Date	Settlement Period

3/26/2018	4/2/2018	T+7
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
10/29/2018	11/5/2018	T+7
10/30/2018	11/6/2018	T+7
10/31/2018	11/7/2018	T+7
12/19/2018	12/26/2018	T+7
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
Poland
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Portugal
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Qatar
Redemption Date	Redemption Settlement Date	Settlement Period
6/13/2018	6/20/2018	T+7
6/14/2018	6/24/2018	T+10
8/16/2018	8/26/2018	T+10
8/19/2018	8/27/2018	T+8
8/20/2018	8/28/2018	T+8
Russia
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Singapore
Redemption Date	Redemption Settlement Date	Settlement Period

No settlement cycles (>=): T+7

South Africa
Redemption Date	Redemption Settlement Date	Settlement Period
3/27/2018	4/3/2018	T+7
3/28/2018	4/4/2018	T+7
3/29/2018	4/5/2018	T+7
4/25/2018	5/2/2018	T+7
4/26/2018	5/3/2018	T+7
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
12/24/2018	12/31/2018	T+7
South Korea
Redemption Date	Redemption Settlement Date	Settlement Period
9/20/2018	9/27/2018	T+7

9/21/2018	9/28/2018	T+7
Spain
Redemption Date	Redemption Settlement Date	Settlement Period

No settlement cycles (>=): T+7

Sweden
Redemption Date	Redemption Settlement Date	Settlement Period
12/20/2018	12/27/2018	T+7
12/21/2018	12/28/2018	T+7
Switzerland
Redemption Date	Redemption Settlement Date	Settlement Period
No settlement cycles (>=): T+7
Taiwan
Redemption Date	Redemption Settlement Date	Settlement Period
2/13/2018	2/21/2018	T+8
2/14/2018	2/22/2018	T+8
4/2/2018	4/9/2018	T+7
4/3/2018	4/10/2018	T+7
Thailand
Redemption Date	Redemption Settlement Date	Settlement Period
4/10/2018	4/17/2018	T+7
4/11/2018	4/18/2018	T+7
4/12/2018	4/19/2018	T+7
7/24/2018	7/31/2018	T+7
7/25/2018	8/1/2018	T+7
7/26/2018	8/2/2018	T+7
12/4/2018	12/11/2018	T+7
Turkey
Redemption Date	Redemption Settlement Date	Settlement Period
8/17/2018	8/27/2018	T+10
8/20/2018	8/28/2018	T+8
United Arab Emirates
Redemption Date	Redemption Settlement Date	Settlement Period
8/19/2018	8/27/2018	T+8

8/20/2018	8/28/2018	T+8
United Kingdom
Redemption Date	Redemption Settlement Date	Settlement Period

No settlement cycles (>=): T+7

United States

Redemption Date	Redemption Settlement Date	Settlement Period

No settlement cycles (>=): T+7

In 2018, the maximum number of calendar days necessary to satisfy a redemption request for Vanguard International High Dividend Yield ETF would be 13 days.

FINANCIAL STATEMENTS

Each Fund's Financial Statements for the fiscal year ended October 31, 2018, appearing in the Funds' 2018 Annual Reports to Shareholders, and the reports thereon of XX, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

DESCRIPTION OF BOND RATINGS

Moody's Rating Symbols

The following describe characteristics of the global long-term (original maturity of 1 year or more) bond ratings provided by Moody's Investors Service, Inc. (Moody's):

Aaa—Judged to be obligations of the highest quality, they are subject to the lowest level of credit risk.

Aa—Judged to be obligations of high quality, they are subject to very low credit risk. Together with the Aaa group, they make up what are generally known as high-grade bonds.

A—Judged to be upper-medium-grade obligations, they are subject to low credit risk.

Baa—Judged to be medium-grade obligations, subject to moderate credit risk, they may possess certain speculative characteristics.

Ba—Judged to be speculative obligations, they are subject to substantial credit risk.

B—Considered to be speculative obligations, they are subject to high credit risk.

Caa—Judged to be speculative obligations of poor standing, they are subject to very high credit risk.

Ca—Viewed as highly speculative obligations, they are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Viewed as the lowest rated obligations, they are typically in default, with little prospect for recovery of principal and interest.

Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking toward the lower end of the category.

The following describe characteristics of the global short-term (original maturity of 13 months or less) bond ratings provided by Moody's. This ratings scale also applies to U.S. municipal tax-exempt commercial paper.

Prime-1 (P-1)—Judged to have a superior ability to repay short-term debt obligations.

Prime-2 (P-2)—Judged to have a strong ability to repay short-term debt obligations.

Prime-3 (P-3)—Judged to have an acceptable ability to repay short-term debt obligations.

Not Prime (NP)—Cannot be judged to be in any of the prime rating categories.

The following describe characteristics of the U.S. municipal short-term bond ratings provided by Moody's:

Moody's ratings for state and municipal notes and other short-term (up to 3 years) obligations are designated Municipal Investment Grade (MIG).

MIG 1—Indicates superior quality, enjoying the excellent protection of established cash flows, liquidity support, and broad-based access to the market for refinancing.

MIG 2—Indicates strong credit quality with ample margins of protection, although not as large as in the preceding group.

MIG 3—Indicates acceptable credit quality, with narrow liquidity and cash-flow protection and less well-established market access for refinancing.

SG—Indicates speculative credit quality with questionable margins of protection.

Standard and Poor's Rating Symbols

The following describe characteristics of the long-term (original maturity of 1 year or more) bond ratings provided by Standard and Poor's:

AAA—These are the highest rated obligations. The capacity to pay interest and repay principal is extremely strong.

AA—These also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

A—These are regarded as upper-medium-grade obligations. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB—These are regarded as having an adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity in this regard. This group is the lowest that qualifies for commercial bank investment.

BB, B, CCC, CC, and C—These obligations range from speculative to significantly speculative with respect to the capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest.

D—These obligations are in default, and payment of principal and/or interest is likely in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

The following describe characteristics of short-term (original maturity of 365 days or less) bond and commercial paper ratings designations provided by Standard and Poor's:

A-1—These are the highest rated obligations. The capacity of the obligor to pay interest and repay principal is strong. The addition of a plus sign (+) would indicate a very strong capacity.

A-2—These obligations are somewhat susceptible to changing economic conditions. The obligor has a satisfactory capacity to pay interest and repay principal.

A-3—These obligations are more susceptible to the adverse effects of changing economic conditions, which could lead to a weakened capacity to pay interest and repay principal.

B—These obligations are vulnerable to nonpayment and are significantly speculative, but the obligor currently has the capacity to meet its financial commitments.

C—These obligations are vulnerable to nonpayment, but the obligor must rely on favorable economic conditions to meet its financial commitment.

D—These obligations are in default, and payment of principal and/or interest is likely in arrears.

The following describe characteristics of U.S. municipal short-term (original maturity of 3 years or less) note ratings provided by Standard and Poor's:

SP-1—This designation indicates a strong capacity to pay principal and interest.

SP-2—This designation indicates a satisfactory capacity to pay principal and interest.

SP-3—This designation indicates a speculative capacity to pay principal and interest.

APPENDIX A

Vanguard-Advised Funds Proxy Voting Policy

Each Vanguard fund advised by Vanguard retains authority to vote proxies received with respect to the shares of equity securities held in a portfolio advised by Vanguard. The Board of Trustees (the Board) for the Vanguard-advised funds has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority.

The Investment Stewardship Oversight Committee (the Committee), made up of primarily fund officers and subject to the procedures described below, oversees the Vanguard-advised funds' proxy voting. The Committee reports directly to the Board. Vanguard is subject to these procedures and the proxy voting guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have also been approved by the Board of Directors of Vanguard.

The voting principles and guidelines adopted by the Board provide a framework for assessing each proposal and seek to ensure that each vote is cast in the best interests of each fund. Under the guidelines, each proposal is evaluated on its merits, based on the particular facts and circumstances as presented. For more information on the funds' proxy voting guidelines, please visit about.vanguard.com/investment-stewardship.

I. Investment Stewardship Team

The Investment Stewardship Team administers the day-to-day operation of the funds' proxy voting process, overseen by the Committee. The Investment Stewardship Team performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies.The Investment Stewardship Team also prepares periodic and special reports to the Board, and proposes amendments to the procedures and guidelines. In addition, at any time, the Board may elect to exercise its discretionary authority to vote proxies.

II. Investment Stewardship Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee (which is comprised primarily of fund officers). The Committee works with the Investment Stewardship Team to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to exercise its decision-making authority in accordance with the Board's instructions as set forth in the Funds' Proxy Voting Procedures and guidelines and subject to the fiduciary standards of good faith, fairness, and Vanguard's Code of Ethics. The Committee may advise the Investment Stewardship Team on how to best apply to the Boards' instructions as set forth in the Guidelines or refer the matter to the Board, which has ultimate decision-making authority for the funds. The Board reviews the procedures and guidelines annually and modifies them from time to time upon the recommendation of the Committee and in consultation with the Investment Stewardship Team.

III. Proxy Voting Principles

Vanguard's investment stewardship activities are grounded in four principles of good governance:

1)Board composition: We believe good governance begins with a great board of directors. Our primary interest is to ensure that the individuals who represent the interests of all shareholders are independent, committed, capable, and appropriately experienced.

2)Oversight of strategy and risk: We believe that boards are responsible for effective oversight of a company's long-term strategy and any relevant and material risks.

3)Executive compensation: We believe that performance-linked compensation (or remuneration) policies and practices are fundamental drivers of sustainable, long-term value.

4)Governance structures: We believe that companies should have in place governance structures to ensure that boards and management serve in the best interests of the shareholders they represent.

IV. Evaluation of Proxies

For ease of reference, the procedures and guidelines often refer to all funds. However, the processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation could result in the funds having a common interest in the matter and, accordingly, each fund casting votes in the same manner. In other cases, however, a fund may vote differently from other funds if doing so is in the best interest of the individual fund.

The guidelines do not permit the Board to delegate voting discretion to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors that should be considered in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company's stock (as determined by the company's governing documents or by applicable law, regulation, or regulatory agreement).

In evaluating proxy proposals, we consider information from many sources, which could include, but is not limited to, an investment advisor unaffiliated with Vanguard that has investment and proxy voting authority with respect to Vanguard funds that hold shares in the applicable company, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. The Investment Stewardship Team does not vote in lockstep with recommendations from proxy advisors when voting on behalf of the Vanguard funds. Data from proxy advisors serve as one of many inputs into our research process.

While serving as a framework, the guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Investment Stewardship Team, under the supervision of the Committee, will evaluate the matter and cast the fund's vote in a manner that is in the fund's best interest, subject to the individual circumstances of the fund.

V. Conflicts of Interest

Vanguard takes seriously its commitment to avoid potential conflicts of interest. Vanguard funds invest in thousands of publicly listed companies worldwide. Those companies may include clients, potential clients, vendors, or competitors. Some companies may employ Vanguard trustees, former Vanguard executives, or family members of Vanguard personnel who have direct involvement in Vanguard's Investment Stewardship program.

Vanguard's approach to mitigating conflicts of interest begins with the funds' proxy voting procedures. The procedures require that voting personnel act as fiduciaries, and must conduct their activities at all times in accordance with the following standards: (i) fund shareholders' interests come first; (ii) conflicts of interest must be avoided; (iii) and compromising situations must be avoided.

We maintain an important separation between Vanguard's Investment Stewardship team and other groups within Vanguard that are responsible for sales, marketing, client service, and vendor/partner relationships. Proxy voting personnel are required to disclose potential conflicts of interest, and must recuse themselves from all voting decisions and engagement activities in such instances. In certain circumstances, Vanguard may refrain from voting shares of a company, or may engage an independent third-party fiduciary to vote proxies.

Each externally managed fund has adopted the proxy voting guidelines of its advisor(s) and votes in accordance with the external advisors' guidelines and procedures. Each advisor has its own procedures for managing conflicts of interest in the best interests of fund shareholders.

VI. Environmental and Social Proposals

Proposals in this category, initiated primarily by shareholders, typically request that a company enhance its disclosure or amend certain business practices. These resolutions are evaluated in the context of the general corporate governance principle that a company's board has ultimate responsibility for providing effective ongoing oversight of relevant sector- and company-specific risks, including those related to environmental and social matters. Each proposal is evaluated on its merits and supported when there is a logically demonstrable linkage between the specific proposal and long-term shareholder value of the company. Some of the factors considered when evaluating these proposals include the materiality of the issue, the quality of the current disclosures/business practices, and any progress by the company toward the adoption of best practices and/or industry norms.

VII. Voting in Markets Outside the United States

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to support improvements in governance and disclosure by each fund's portfolio companies. Matters presented by non-U.S portfolio companies will be evaluated in the foregoing context, as well as in accordance with local market standards and best practices. Votes are cast for each fund in a manner philosophically consistent with the guidelines, taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

In many other markets, voting proxies will result in a fund being prohibited from selling the shares for a period of time due to requirements known as "share-blocking" or reregistration. Generally, the value of voting is unlikely to outweigh the loss of liquidity imposed by these requirements on the funds. In such instances, the funds will generally abstain from voting.

The costs of voting (e.g., custodian fees, vote agency fees) in other markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VIII. Voting Shares of a Company Subject to an Ownership Limitation

Certain companies have provisions in their governing documents or other agreements that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies' governing documents. A company's governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company's shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company's specified limit is in the best interests of the fund and its shareholders.

In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer's voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer's voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer's entire shareholder base (i.e., mirror vote), or to refrain from voting excess shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion of, their shares in such regulated issuer.

IX. Voting on a Fund's Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

X. Securities Lending

There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote in a shareholder meeting. Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require us to restrict and/or recall the stock. In making this decision, we consider:

•The subject of the vote and whether, based on our knowledge and experience, we believe the topic is potentially material to the corporate governance and/or long-term performance of the company;

•The Vanguard funds' individual and/or aggregate equity investment in a company, and whether we estimate that voting Vanguard funds' shares would affect the shareholder meeting outcome; and

The long-term impact to our fund shareholders, evaluating whether we believe the benefits of voting a company's shares would outweigh the benefits of stock lending revenues in a particular instance.

APPENDIX B

COOKE & BIELER, L.P.

PROXY POLICY

Cooke & Bieler, L.P. has a fiduciary obligation to vote client proxies in the best interest of our clients – to protect and enhance the economic interests of the beneficial owner of the securities which are under our supervision. In determining how to vote on an issue, the firm will consider the opinion of management and the effect on the issuer's business practices as part of analyzing the effect on shareholder value. In addition, Cooke & Bieler will consider the voting recommendations of third parties, such as proxy services firms or other organizations or associations (e.g., the AFL-CIO, RMG or Glass Lewis), but these recommendations are not determinative. The firm will also consider the views of third parties when revising its proxy voting policies, procedures or guidelines.

Cooke & Bieler utilizes the services of an outside proxy firm, currently Broadridge, to act as agent for the proxy process and to maintain records of proxy votes for our clients. In addition, Glass Lewis provides the firm research on proxy votes. In the rare situation where a custodian does not have a relationship with Broadridge, we may use a different proxy voting vendor but continue to use Glass Lewis as the research provider. Proxy statements are thoroughly reviewed by the portfolio manager most familiar with the company to ensure that proxies are voted in the best interest of our clients. Cooke & Bieler defines the best interest of the client to mean the best economic interest of the shareholders of the company.

The following guidelines have been established to ensure voting which is consistent with our fiduciary responsibility. While we follow the guidelines listed below, each vote is ultimately cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote.

I. The Board of Directors

A.Voting on Director Nominees in Elections

Votes on director nominees are made on a case-by-case basis, examining the following factors:

•long-term corporate performance and stock price

•composition of board and key board committees

•nominee's attendance at meetings

•track record

•if contested—background of proxy contest, qualifications of both slates of nominees, what they are offering and likelihood objectives can be met

B.Separation of Chairman and CEO

We believe in most cases, an independent chairman is better suited to oversee the board and the company's management, assess performance and ensure that shareholder interests are being served. However sometimes we believe that the individual is capable of fulfilling both roles especially when the company's performance has been strong under the leadership of this individual. We vote case-by-case on shareholder proposals asking that the chairman and CEO positions be separated (independent chairman).

C.Majority of Independent Directors

We generally vote for shareholder proposals that request that the board be comprised of a majority of independent directors. We believe that a majority of independent directors helps to facilitate objective decision making and enhances accountability to shareholders.

D.Stock Ownership Requirements

We typically vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. Requiring stock ownership may limit the number of persons qualified to be on the board. We believe a director can serve the company well regardless of the extent of his or her ownership.

E.Term of Office

We vote against shareholder proposals to limit the tenure of outside directors because this may result in prohibiting the service of directors who significantly contribute to the company's success and represent shareholders' interest effectively.

F. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond legal expenses to include acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

G. Requiring Majority Voting for Election of Directors

We typically vote for requiring majority voting for election of directors

II. Proxy Contests

A. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis. We believe reimbursement of solicitation expenses may encourage abuse by special interests at the expense of the majority of shareholders.

III. Auditors

A. Ratifying Auditors

We generally vote for ratifying auditors unless they have a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or finally if non-audit service fees are excessive.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Cumulative Voting

We review on a case-by-case basis proposals to permit/eliminate cumulative voting. We weigh the positive of enhancing the ability of minority shareholders to concentrate support with the negative that this may be used destructively by a minority of shareholders with extreme points of view. We consider:

•Historical shareholder-friendliness of said corporation;

•Past dealings with minority shareholders;

•Conflicts of interest

C. Shareholder Ability to Call Special Meetings

We review on a case-by-case basis proposals to permit/eliminate shareholder's ability to call special meetings. We consider how shareholder friendly the company is as we believe this right may be abused by special interests at the expense of the majority of shareholders.

V. Tender Offer Defenses

A. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a case-by-case basis shareholder proposal to redeem or ratify a company's poison pill. We consider the trigger, value of the NOLs, terms and conditions, and shareholder protection mechanisms.

B. Fair Price Provisions

We review on a case-by-case basis fair price proposals. We evaluate vote required to approve the proposed acquisition, the vote required to repeal the fair price provisions, and the mechanism for determining the fair price.

C. Supermajority Shareholder Vote Requirement

We vote against management proposals to require a supermajority shareholder vote.

We vote for shareholder proposals to lower supermajority shareholder vote requirements.

VI. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue. We will make an assessment regarding:

•the need for the increase;

•the percentage increase with respect to the existing authorization;

•voting rights of the stock;

•overall capitalization structures;

•board's governance structure and practices;

•whether company is in danger of being de-listed or if going concern is an issue.

B. Stock Splits

We will vote for management proposals to implement a stock split.

C. Reverse Stock Splits

We vote for management's proposals to implement a reverse stock split. We will generally support a reverse stock split if management provides a reasonable justification for the split and if the reverse stock split would proportionately reduce number of authorized shares.

D. Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

E. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

F. Approve Distribution of Dividend

We typically vote for management proposals to distribute a dividend in which the financial stability of the company will not be affected.

VII. Compensation

We analyze executive and director compensation plans on a case-by-case basis. Viable compensation programs are designed to attract, retain and motivate talented executives and outside directors, but are also subject to abuse by entrenched managements. In evaluating a pay plan, we weigh the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

A. Shareholder Proposals to Limit Executive and Directors Pay

We review all shareholder proposals that seek additional disclosure of executive and director pay information on a case- by-case basis.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

B. Golden and Tin Parachutes

We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

C. Employee Stock Ownership Plan (ESOPs)

We vote review on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs.

D. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees since this will help attract and retain quality personnel.

E. Pay for Superior Performance

We vote for proposals that reward executives for performance. We typically consider the following factors:

•type of industry

•stage of business cycle

•appropriateness of current incentive programs

•performance of company with current incentive program

F. Restrictions on Golden Coffin Compensations

We vote for proposals calling companies to adopt policies that require obtaining shareholder approval for payments after the death of a senior executive.

We typically vote for proposals that reduce the use of golden coffin type payments.

G. Limit Supplemental Executive Retirement Plans (SERPs)

We generally vote for proposals that require putting extraordinary benefits contained in SERP agreements to shareholder vote.

We also generally vote for shareholder proposals requesting to limit extraordinary executive benefits provided under company's SERP.

H. Advisory Vote on Executive Compensation

We generally vote for shareholder proposals that call for non-binding shareholder ratification of compensation of executive officers.

I. Stock Retention/Holding Period Requirements

We evaluate on a case by case basis shareholder proposals asking companies to adopt policies requiring executive officers to retain a certain percentage of shares acquired while employed at the company. We consider the following factors:

•actual officer stock ownership

•degree to which current requirements differ from proponent's suggested holding period/retention ratio

•current and past problematic pay practices

J. Tax Gross-Up Proposals

We generally vote against proposals calling for companies to adopt a policy providing tax gross-up payments to executives.

K. Frequency of Advisory Votes on Executive Compensation

We generally vote for proposals modifying the frequency to annually for advisory votes on executive compensation.

VIII. State of Incorporation

A. Voting on State Takeover Statues

We review on a case-by-case basis proposals to opt out of state takeover statutes. We consider the following factors:

•the power the statute vests with the issuer's board;

•the potential for the statute to empower the board to negotiate a better deal for shareholders;

• provisions incorporated.

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis. A company may choose to reincorporate under the laws of a different state for many reasons, including:

•taxation;

•comparison of corporation laws of original state and destination state

•the level of corporate experience of the state court;

•reason for reincorporation

•comparison of company's governance practices and provisions prior to and following reincorporation.

IX. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the following:

•anticipated financial and operating benefits;

•offer price (cost vs. premium);

•prospects of the combined companies;

•how the deal was negotiated; and

•changes in corporate governance and their impact on shareholder rights.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis with the following considerations:

•dilution of existing shareholder's position

•terms of the offer

•financial and control issues

•conflicts of interest

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on:

•tax and regulatory advantages

•planned use of sale proceeds

•market focus

•managerial incentives

•corporate governance changes

•capital structure changes

•conflicts of interest

X. Lobbying and Political Donations

Votes on lobbying and political donations are considered on a case-by-case basis depending on:

•the polity in question

•the expenses of the operation

•the possibility of corruption

•the type of business

XI. Social and Environmental Issues

We believe companies face real financial, regulatory and reputational risks from their environmental and social practices and thoughtful management of these issues is important for the creation of shareholder value over the long-term. We expect the managements and boards of the companies in which we invest to address these issues as part of their overall risk control and firm management responsibilities.

We will typically vote for disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears that companies have not adequately addressed shareholder's social and environmental concerns. We will generally vote against proposals we deem duplicative, overly burdensome or unlikely to further the long-term economic interests of shareholders.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

•whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

•whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•whether the proposal itself is well framed and reasonable;

•whether implementation of the proposal would achieve the objectives sought in the proposal;

•what other companies have done in response to the issue;

•any recent related fines, controversies, or litigations.

XII. Conflicts of Interest

Conflicts between the firm and its clients on proxy-related issues are rare. If Cooke & Bieler, L.P. has a material conflict of interest, the following four-step process will be used to address the conflict. The first step is to identify those issuers where Cooke & Bieler has a significant business or personal/family relationship that could give rise to a conflict of interest. The second step is to identify those proxy proposals where the conflict of interest may be material. The third step is to identify whether Glass Lewis also has a conflict of interest. If Glass Lewis does not have a conflict of interest, we will vote according to Glass Lewis. If Glass Lewis does have a conflict of interest we will identify another unaffiliated third party to vote the proposals according to. The fourth step is to document the conflict of interest and the resolution of the conflict.

1.Identifying Those Issuers with which Cooke & Bieler May Have a Conflict of Interest

Cooke & Bieler will identify issuers with which it may have a conflict of interest and maintain a list of such issuers.

a.) Significant Business Relationships – Cooke & Bieler will maintain a list of issuers with which we may have a significant business relationship, for example, where we also manage a pension plan whose management is soliciting proxies. For this purpose, a "significant business relationship" is one that: (1) represents 5% or $1,000,000 of Cooke & Bieler's revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to Cooke & Bieler but is otherwise determined by us to be significant, for example:

•Cooke & Bieler has a significant relationship with a particular company which may create an incentive for Cooke & Bieler to vote in favor of management.

b.) Significant Personal/Family Relationships – Cooke & Bieler will identify issuers with which its employees who are involved in the proxy voting process may have a significant personal/family relationship. For this purpose, a "significant personal/family relationship" is one that would be reasonably likely to influence how Cooke & Bieler votes proxies. To identify any such relationships, we will obtain information on an annual basis about any significant personal/family relationship between any employees of Cooke & Bieler who is involved in the proxy voting process.

c.) Contact with Proxy Voting Employees – Cooke & Bieler will attempt to prevent employees who are not involved in the proxy voting process from trying to influence how Cooke & Bieler votes any proxy. If a person employed by Cooke & Bieler and not involved in the proxy voting process contacts anyone for the purpose of influencing how a proxy is voted, the member will immediately contact the Compliance Officer who will determine: (1) whether Cooke & Bieler should now treat the proxy in question as one involving a material conflict of interest; and (2) if so, anyone who was contacted should remove himself/herself from all further matters regarding the proxy.

d.) Duties of the Proxy Voting Employees – Cooke & Bieler has a duty to make reasonable investigation of information relating to conflicts of interest. Absent actual knowledge, we are not required to investigate possible conflicts involving Cooke & Bieler where the information is non-public or otherwise not readily available.

In connection with the consideration of any proxy voting matters under this policy, employees who vote proxies have a duty to disclose any material conflicts of interest of which the member has actual knowledge but which have not been identified pursuant to this policy.

(2) Identifying Those Proxy Proposals Where Cooke & Bieler's Conflict is Material

If Cooke & Bieler receives a proxy relating to an issuer with which it has a conflict of interest (as determined above), Cooke & Bieler will then determine whether the conflict is "material" to any specific proposal included within the proxy. If not, then Cooke & Bieler can vote the proxy in accordance with its proxy voting procedures; if so, Cooke & Bieler will vote according to an independent third party, currently Glass Lewis, after confirming that they do not have a conflict of interest.

a.)Routine Proxy Proposals – Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest for Cooke & Bieler, unless they have actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/ financial statements.

b.) Non-Routine Proxy Proposals – Proxy proposals that are "non-routine" shall be presumed to involve a material conflict of interest for Cooke & Bieler, unless the firm determines that Cooke & Bieler's conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

c.) Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the firm may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, they must conclude that a proposal is not directly related to Cooke & Bieler's conflict with the issuer. The firm shall record in writing the basis for any such determination.

(3) Determining How to Vote Proxies Involving a Material Conflict of Interest

For any proposal where Cooke & Bieler has a material conflict of interest, we will vote according to an independent third party, currently Glass Lewis, to vote the specific proposals that involve a conflict. If it is determined that the independent third party also has a conflict, we will identify another unaffiliated third party to vote the specific proposals.

These procedures are designed to ensure that all proxies are voted in the best interests of clients and not the product of the conflict.

(4) Proxy Voting Process

1.Broadridge will reroute proxy materials for our clients that were historically sent to custodian banks and incorporate that information onto the ProxyEdge system.

2.Broadridge will determine client accounts that receive ballots and match the ballots to the correct account.

3.The designated proxy person forwards all meeting material, including agenda items and Glass Lewis research as well as Taft Hartley research, to the responsible analyst for review.

4.Absent material conflicts, the responsible analyst will determine how the firm should vote the proxy in the best interest of our clients.

5.The designated proxy person will vote the proxy according to the analyst's directions on a secure proprietary website, ProxyEdge.

6.If any physical ballots are received at our offices on behalf of our clients, these ballots will be forwarded to the designated proxy person and voted accordingly through www.proxyvote.com.

(5) Responsibilities

Broadridge is responsible for notifying Cooke & Bieler in advance of the meeting; providing the appropriate proxies to be voted; and for maintaining records of proxy statements received and votes cast.

The compliance officer is responsible for: maintaining the proxy policies and procedures; determining when a potential conflict of interest exists (see examples above); maintaining records of all communications received from clients requesting information on how their proxies were voted; and notifying clients how they can obtain voting records and policies and procedures.

The operations department is responsible for: determining which accounts Cooke & Bieler has proxy voting responsibilities for; obtaining the appropriate guidance from the portfolio manager on how to vote; and maintaining documents created that were material to the voting.

Donald Smith & Co., Inc.

Proxy Voting Policy & Procedures

I. Adoption Of New Proxy Voting Policy

The Securities and Exchange Commission (SEC) adopted rule 206(4)-6 under the Investment Advisers Act of 1940, effective March 10, 2003. This new rule addresses an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. The rule requires an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about these policies and procedures, and to disclose to clients how they may obtain information on how the adviser has voted their proxies. There are also amendments to Rule 204-2 under the Investment Advisers Act of 1940 that require advisers to maintain certain records relating to proxy voting.

We are a Registered Investment Adviser (RIA) under the 1940 Act and are therefore subject to the above referenced rules promulgated by the SEC.

These written policies and procedures adopted July 1, 2003, and all amendments thereafter, are designed to ensure our compliance with these rules. Additionally, these policies and procedures are designed to enable us to vote in the best interests of our clients.

Our clients have full discretion over who votes proxies on behalf of their account(s). Presently, we vote proxies on behalf of the majority of our clients.

II. General Voting Policy

As our primary goal is to maximize the value of our clients' investment portfolios, we maintain a proxy voting policy that best serves the interest of our clients in their capacity as shareholders of a company. We believe this policy is in accordance with the SEC Guidelines that an investment adviser's primary responsibility as a fiduciary is to vote in the best interest of its clients.

We normally vote in support of company management on "routine" proposals, but vote against proposals that we believe would negatively impact the long-term value of our clients' share of a company. We vote against almost all proposals that would hinder the realization of maximum value for shareholders.

More specifically we vote for:

1.Confidential voting.

2.Shareholders must approve any poison pills or rights plan.

3.Shareholders' right to exercise an annual non-binding approval vote on executive compensation.

4.Annual election of Directors and against staggered Boards.

5.Cumulative voting.

6.Maintaining liability of Directors for gross negligence and malfeasance.

7.Vote against large dilution of shareholders, except company specific exceptions.

8.To review carefully all mergers. We will specifically focus on mergers that dilute tangible book value and vote against those managements that engage in such acquisitive activity.

9.Proxy access for shareholders, or groups of shareholders, of significant size and length of ownership.

The examples above are provided to give a general indication on how we vote our proxies on certain issues. Thus, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes. Therefore, actual proxy votes may differ from the guidelines presented. In 2013 we initiated a subscription to ISS proxy research to aid in our research process and to use as a reference when casting our proxy votes.

III. Disclosure

This new proxy voting policy has been provided to all of our clients to satisfy certain disclosure rules imposed by Rule 206(4)-6. Additionally, any client can request and we would make available any and all details on specific proxy votes. They may contact us via any form of communication, oral or written.

IV. Conflicts Of Interest

We are very sensitive to conflicts of interest that could possibly arise in the proxy voting process. We remain committed to resolving any and all conflicts in the best interest of our clients. Accordingly, this proxy voting policy is adopted to serve the best interest of our clients and we will generally vote pursuant to this policy when conflicts arise.

Resolving Potential Conflicts of Interest:

Our compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

•Adviser manages a pension plan, administers employee benefit plans or provides brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies;

•Adviser has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

•Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In instances where a potential conflict of interest exists, the compliance officer will obtain client consent before voting. The compliance officer will provide the client with sufficient information regarding the shareholder vote and the adviser's potential conflict so that the client can make an informed decision whether or not to consent.

B. Record Keeping

Our record keeping procedures ensure compliance with the amendments made to Rule 204-2 of the Investment Advisers Act of 1940. We retain all proxy statements received regarding client securities. We capture voting data for all clients, including a description of each proposal for which a vote was cast, identification of each proposal as either proposed by management or by shareholders, and related documents prepared by us that were material in making a decision how to vote or that memorializes the basis for that decision. Additionally, we also document all client requests for proxy voting information.

All of the above-mentioned data will be maintained in our office for a period of not less than 5 years from the end of the fiscal year during which the last entry was made or recorded.

Frontier Capital Management Company, LLC

Proxy Voting Statement and Guidelines

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients' best interest by protecting the value of clients' investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients' assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with Outside Firms

Frontier has contracted with a third party vendor (the "proxy vendor") to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor's interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier's action in these cases is described in the Conflicts of Interest section of these policies and procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve the vendor's proxy voting policies as well as Frontier's own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier's clients. Any changes to the vendor's voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.

Account Set-Up

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Account Update

On a periodic basis, the agent for the proxy voting process will provide Frontier with a list of Frontier clients for which the agent is voting. This is designed to ensure that the agent is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between it and the agent's records.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor's proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override the vendor, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier's General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight

Proxy Vendor

On a periodic basis, Frontier will verify with the proxy vendor that it has provided Frontier with any changes in proxy voting guidelines.

Proxy Agent

On a periodic basis, Frontier will verify with the proxy agent that it has voted proxies for accounts for which Frontier delegated voting to the proxy agent.

Votes Cast Other than According to the Proxy Vendor's Pre-Determined Policies

Frontier's CCO, who is also the General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor's pre-determined policies are accurate and complete.

Client Disclosure

Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Frontier at (617) 261-0777.

Upon a client's request, the proxy agent will provide Frontier with the following information:

1.The name of the issuer of the portfolio security

2.The ticker symbol of the security

3.The CUSIP of the security

4.The shareholder meeting date

5.A description of the matter voted on

6.Whether the matter was proposed by the issuer or by a security holder

7.Whether the account voted on the matter

8.How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

9.Whether the vote that was cast was for or against management's recommendation

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier's behalf by the proxy agent as specifically noted below):

1.Frontier's proxy voting policies and procedures and the proxy voting guidelines.

2.Proxy statements received regarding client securities. Frontier may satisfy this requirement by relying on the proxy agent, on Frontier's behalf, to retain a copy of each proxy statement.

3.Records of votes cast on behalf of its clients. Frontier may satisfy this requirement by relying on the proxy agent to retain, on Frontier's behalf, a record of the vote cast.

4.A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

Pzena Investment Management, LLC

Proxy Voting, Corporate Actions, & Class Actions

Introduction

As a registered investment adviser, Pzena Investment Management, LLC ("PIM" or "the Firm") is required to adopt policies and procedures reasonably designed to (i) ensure that proxies are voted in the best interests of clients, (ii) disclose to clients information about these policies and procedures and how clients can obtain information about their proxies, and (iii) describe how conflicts of interest are addressed. The following policies and procedures have been established to ensure decision making consistent with PIM's fiduciary responsibilities and applicable regulations under the

Investment Company Act and Advisers Act. These policies, procedures and guidelines are meant to convey PIM's general approach to certain issues. Nevertheless, PIM reviews all proxies individually and makes final decisions based on the merits of each issue.

I. Proxy Voting Procedures

A. ISS

PIM subscribes to a proxy monitor and voting agent service offered by Institutional Shareholder Services ("ISS"). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed client accounts. They also vote, record and generate a voting activity report for our clients. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and to refer all other items back to PIM for instruction (when there is no PIM policy covering the vote).

PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system. A direct link download has been established between PIM and ISS providing data from the Indata System. ISS assists us with our recordkeeping functions, as well as the mechanics of voting. As part of ISS' recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in Section I are carried out by ISS, PIM will periodically monitor ISS to ensure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 6 below.

B. Compliance Procedures

PIM's standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client's account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst's compliance with such procedures when voting. The Chief Compliance Officer ("CCO") is responsible for monitoring overall compliance with these procedures and an internally-designated "Proxy Coordinator" is responsible for day-to-day proxy voting activities as described below.

C. Voting Procedures

1. Determine Proxies to be Voted

Based on the information provided by PIM via the direct link download established between PIM and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM's records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians. Pending votes will be forwarded first to the Firm's CCO, or designee, who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a folder containing the proxy statement, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.* The Analyst will then mark his/her voting decision on the vote record form, initial this form to verify his/her voting instructions, fill out the disclosure of personal holdings form, and return the folder to the Proxy Coordinator who will then enter the vote into the ISS System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the folder.

If an Analyst desires to vote contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Investment Officers and/or Director of Research and the Chief Investment Officers and/or Director of Research shall determine how to vote the proxy based on the Analyst's recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Investment Officers and/or Director of Research agree with the Analyst's recommendation and determine that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the folder and/or e-mailing such documentation to the Proxy Coordinator and CCO for filing.) When the Analyst has completed all voting, the Analyst will return the folder to the Proxy Coordinator who will enter the votes in the ISS System.

*A separate ballot and vote record form may be included in the folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

2. Identify Conflicts and Vote According to Special Conflict Resolution Rules

The primary consideration is that PIM act for the benefit of its clients and places its client's interests before the interests of the Firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM's advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM's CCO, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

a. PIM has identified the following areas of potential concern:

•Where PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios.

•Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

•Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

•Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

b. To address the first potential conflict identified above, PIM's CCO, or designee, will maintain a list of public company clients that will be updated regularly as new client relationships are established with the Firm.Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM's CCO, or designee, who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

c. To address the second potential conflict identified above, PIM's CCO, or designee, will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM's clients. If the proponent of a shareholder proposal is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

d. To address the third potential conflict identified above, PIM's CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM's individual clients (based on the client list generated by our Portfolio Management System, Indata). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof. If a director or director nominee is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

e. To address the fourth potential conflict identified above, PIM's CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

f. The following special rules shall apply when a conflict is noted in the folder:

i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst's determination whether a vote for or against a proposal is in the best interests of PIM's clients.

iii.If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM's client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client's proxy differently than it is voting the proxies of its other clients.

iv.If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM's total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy as stated in such disclosure.

v.In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

vi.In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer, and the Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed.

A designated member of PIM's client service team will notify each client who holds the securities of the company soliciting the vote on such proposal, and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM's conflict of interest, the ISS recommendation, and PIM's recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy in the manner it deems to be in the best interest of the client.

PIM will always defer to ISS when it votes a proxy of company shares accepted as a client accommodation, where said shares will not be held as part of the managed portfolio.

On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct that ISS posts on its website.

3.Vote

Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

The Analyst who is responsible for following the company votes the proxies for that company. If such Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Analyst must complete a special

"Disclosure of Personal Holdings Form" and the Director of Research must sign off on the Analyst's votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director, or employee of the Firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

a. Support management recommendations for the election of directors and appointment of auditors (subject to j below).

b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

i. With respect to incentive option arrangements:

•The proposed plan is in excess of 10% of shares, or

•The company has issued 3% or more of outstanding shares in a single year in the recent past, or

•The new plan replaces an existing plan before the existing plan's termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns, or

•The proposed plan resets options, or similarly compensates executives, for declines in a company's stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where: A = the number of shares reserved under the new plan/amendment; B = the number of shares available under continuing plans; C = granted but unexercised shares under all plans; and D = shares outstanding, plus convertible debt, convertible equity, and warrants.

ii. With respect to severance, golden parachute or other incentive compensation arrangements:

•The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company's industry (based solely on information about those arrangements which may be found in the company's public disclosures and in ISS reports); or

•The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive's then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

•The triggering mechanism in the proposed arrangement is solely within the recipient's control (e.g., resignation).

c. PIM prefers a shareholder vote on compensation plans in order to provide a mechanism to register discontent with pay plans. In general, PIM will support proposals to have non- binding shareholder votes on compensation plans so long as these proposals are worded in a generic manner that is unrestrictive to actual company plans. However, PIM may oppose these proposals if PIM deems that the proposal:

i. restricts the company's ability to hire new, suitable management, or

ii. restricts an otherwise responsible management team in some other way harmful to the company.

d. Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

e. Consider each environmental, social or corporate governance (ESG) proposal on its own merits.

f. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

g. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders' rights.

h. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

i. Oppose vague, overly broad, open-ended, or general "other business" proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

j. Make sure management is complying with current requirements such as of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters, the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

•PIM generally will vote against auditors and withhold votes from Audit Committee members if non-audit ("other") fees are greater than the sum of audit fees + audit- related fees + permissible tax fees.

•In applying the above fee formula, PIM will use the following definitions:

•Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with

SEC

•Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

•Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

•PIM will apply a case-by-case approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non- audit services or otherwise prevent conflicts of interest.

•PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

•PIM generally will withhold votes from any insiders flagged by ISS on audit compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

•In general, PIM will not support shareholder proposals to vote against directors unless PIM determines that clear shareholder value destruction has occurred as a consequence of the directors' actions. When shareholders propose voting against directors serving on compensation committees, PIM will evaluate ISS' opinions and recommendations, but will vote on the issue based on PIM's assessment of the matter and independently of ISS' criteria.

•PIM will apply a case-by-case approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

•PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

k. Support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

l. Support proposals enabling shareholders to call a special meeting of a company so long as a 15% threshold is necessary in order for shareholders to do so. However, on a case-by-case basis as determined by the Analyst voting the proxy, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

m. PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM's and ISS' ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian's and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS' recommendations, since we will not have firsthand knowledge of the companies and cannot devote research time to them.

Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM's clients generally control these securities lending decisions, PIM may not be able to recall a security for voting purposes even if the issue is material; however, it will use its best efforts. In certain instances, PIM's commingled funds may participate in securities lending programs. PIM will use best efforts to have shares recalled in time to vote on material issues.

4. Return Proxies

The Chief Compliance Officer or designee shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes.

5. Client Disclosures

PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will provide proxy voting summary reports to clients, on request. With respect to PIM's mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.

6. Recordkeeping

A.PIM will maintain a list of dedicated proxy contacts for its clients as required. Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section I.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

i. Copies of PIM's proxy voting policies and procedures, and any amendments thereto.

ii.Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

iii.The vote cast for each proposal overall as well as by account.

iv.Records of any correspondence made regarding specific proxies and the voting thereof.

v.Records of any reasons for deviations from broad voting guidelines.

vi.Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

vii.A record of proxies that were not received, and what actions were taken to obtain them.

viii.Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

7. Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM's proxy committee. This committee consists of PIM's Director of Research, CCO, and at least one Portfolio Manager (who represents the interests of all PIM's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee reviews these policies, procedures and guidelines at least annually, and makes such changes as it deems appropriate in light of current trends and developments in corporate governance and related issues, as well as operational issues facing the Firm.

II. Corporate Actions

PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers) corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM's portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. On a daily basis, a file of PIM's security database is sent to a third-party service, Vantage, via an automated upload which then provides corporate action information for securities included in the file.

This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and some mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.

Voluntary Corporate Actions - The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken for each voluntary corporate action received. In some instances, the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in particular corporate actions. Operations personnel will then notify each custodian banks, either through an online interface, via email, or with a signed faxed document of the election selected. Once all necessary information is received and the corporate action has been vetted, the event is processed in the portfolio accounting system and filed electronically. A log of holdings information related to the corporate action is maintained for each portfolio in order to confirm accuracy of processing.

III. Class Actions

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.

Schroders Proxy Voting Policy Summary

Proxy Voting General Principles

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer-term value of the security as an asset to the account.

Corporate Governance Committee

The Corporate Governance Committee for the Schroders Group consists of investment professionals and other officers and coordinates with Schroders to ensure compliance with this proxy voting policy. The Committee meets on a periodic basis to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

The Schroders' Group Corporate Governance Team (the "Team") provides an initial evaluation of the proxy request, seeks advice where necessary, especially from the U.S. small cap and mid cap product heads, and consults with portfolio managers who have invested in the company should a controversial issue arise.

When coordinating proxy-voting decisions, the Team generally adheres to the Group Environmental, Social & Governance Policy (the "Policy"), as revised from time to time. The Policy, which has been approved by the Corporate Governance Committee, sets forth Schroder Group positions on recurring issues and criteria for addressing non-recurring issues. The Corporate Governance Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

The Team uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS's primary function is to apprise the Team of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS's and others' recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders' clients and the interests of Schroders and/or its employees. Schroders has adopted this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

•Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

•A proponent of a proxy proposal has a client relationship with Schroders;

•A proponent of a proxy proposal has a business relationship with Schroders;

•Schroders has business relationships with participants in proxy contests, corporate directors or director candidates.

Schroders is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. Schroders (or the Team on behalf of Schroders) will determine whether a proposal is material as follows:

⬛Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless Schroders has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

⬛Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless Schroders determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non -routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If Schroders determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows:

A.If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

B.If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders' own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing). Where the director of a company is also a director of Schroders plc, Schroders will vote in accordance with ISS' recommendation.

Voting Coverage

Schroders recognizes its responsibility to make considered use of voting rights. The overriding principle governing our approach to voting is to act in line with its fiduciary responsibilities in what we deem to be the interests of its clients.

Schroders normally hopes to support company management; however, it will withhold support or oppose management if it believes that it is in the best interests of its clients to do so.

Schroders votes on a variety of resolutions; however, the majority of resolutions target specific corporate governance issues which are required under local stock exchange listing requirements, including but not limited to: approval of directors, accepting reports and accounts, approval of incentive plans, capital allocation, reorganizations and mergers. Schroders does vote on both shareholder and management resolutions.

Schroders Corporate Governance specialists assess resolutions, applying its voting policy and guidelines (as outlined in its Environmental, Social and Governance Policy) to each agenda item. These specialists draw on external research, such as the Investment Association's Institutional Voting Information Services, the Institutional Shareholder Services (ISS), and public reporting.

Schroders' own research is also integral to our process and this will be conducted by both our investment and ESG analysts. Corporate Governance specialists will consult with the relevant analysts and portfolio managers to seek their view and better understand the corporate context. The final decision will reflect what investors and Corporate Governance specialists believe to be in the best long-term interest of their client. When voting, where there is insufficient information with which to make a voting decision Schroders may not vote.

In order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues. Both Japan and Australia have these.

Schroders UK Stewardship Code Statement outlines its approach in this area in more detail for all of its international holdings and is publicly available.

TimesSquare Capital Proxy Voting Policies and Procedures

Responsibility:

1.Chief Compliance Officer

2.Proxy Voting Committee

3.Analysts and Portfolio Managers

4.Third-Party Proxy Service Provider

Discussion:

1.Compliance identifies those clients for which TimesSquare Capital has been instructedto vote proxies. Each client typically identifies in their investment management contract whether they would like to retain proxy voting authority or delegate that authority to TimesSquare Capital. However, if requested, TimesSquare Capital will also honor a client's written direction on voting proxies. As described below, TimesSquare Capital has developed pre-determined proxy voting guidelines that are executed by an independent, third-party proxy voting service. Certain clients direct TimesSquare Capital to vote proxies using pre-determined guidelines provided by organizations such as the AFL-CIO. TimesSquare Capital coordinates the use of such guidelines with its third-party proxy voting service.

2.TimesSquare Capital has a Proxy Voting Committee, which meets at least annually to review and consider the third- party voting service's performance and review potential changes to TimesSquare Capital's own policies. The Committee also meetson an as needed basis to review any material conflicts of interest or any special factors or circumstances that require the Committee's review. The Committee will also periodically review a list of clients for which TimesSquare Capital is not responsible to vote. The Proxy Voting Committee is comprised of the Chief Executive Officer, the Senior Vice President of Operations, the ChiefCompliance Officer and a Senior Investment Analyst.

3.As noted above, TimesSquare Capital has developed pre-determined proxy voting guidelines that are executed by an independent, third-party proxy votingservice. The pre-determined guidelines are developed through consultation with the key proxy voting decision makers, that is, analysts and portfolio managers, and are reviewed and approved annually by the Proxy Voting Committee.

To address potential material conflicts of interest between the interests of TimesSquare Capital and its affiliates and the interests of TimesSquare Capital's clients, TimesSquare Capital adheres to pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee. The Guidelines are available from the Chief Compliance Officer.

4.Proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessiveandunwarranted compensation for companies' directors, management, and employees.

5.Compliance is responsible for ensuring that all proxy ballots are voted, and are voted in accordance with policies and procedures described in this policy. The mechanics, administration, and record keeping of proxy voting are handled byan independent, third-party proxy voting service. All proxy materials are directed to an independent, third-party proxy voting service by the portfolios' custodians. The independent, third-party proxy voting service votes proxies in accordance with voting guidelines and instructions provided or used by TimesSquare Capital, reconciles all ballots held on record date to shares voted, and maintains records of, and upon request provides, quarterly or annual reports on how each portfolio has voted its proxies.

6.TimesSquare Capital will make reasonable efforts to vote client proxies in accordance with the Proxy Voting Committee's recommendation. TimesSquare Capital will generally decline to vote a proxy if voting the proxy would cause a restriction to be placed on TimesSquare Capital's ability to trade securities held in client accounts in "share blocking" countries. Accordingly, TimesSquare Capital may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time. In addition, TimesSquare Capital may own Participation Notes ("P- notes") which represent securities listed on the Indian stock market that are available to non-India based investors. Such securities do not have proxy voting rights as the underlying securities are held with the broker, not TimesSquare Capital. TimesSquare Capital will also be unable to vote proxies for any securities on loan in a client's securities lending program.

7.Using voting guidelines provided by TimesSquare Capital, the independent, third-party proxy voting service alerts Compliance of proxy ballot issues for considerationon a case-by-case basis. After consulting with analysts and portfolio managers, Compliance presents voting recommendations on such ballots to the Proxy Voting Committee, which reviews and approves/disapproves recommendations.

8.Compliance is responsible for reporting exceptions and/or non-routine or new matters to the Proxy Voting Committee. Compliance also provides the Committee with reports that provide an overview of voting results.

9.In the case of sub-advised accounts, TimesSquare Capital shall, unless otherwise directed by the account, be responsible for voting proxies.

10.Oversight

On a periodic basis, TimesSquare Capital monitors the third-party voting service to ensure that it continues to vote according to its guidelines and continues to monitor for any potential material conflicts of interest. TimesSquare Capital will also periodically verify that the third-party voting service is voting for those clients for which TimesSquare Capital has communicated to the third-party voting service that it has voting authority.

TimesSquare Capital will also periodically conduct due diligence over the third-party voting service's operations, including evaluating any relationship the third-party voting service has with issuers, reviewing the third-party voting service's conflict resolution procedures, and otherwise reviewing its practices to ensure the integrity of the Proxy Voting process, and to ensure that TimesSquare Capital has a thorough understanding of the third-party voting service's business.

On a periodic basis, TimesSquare Capital will confirm that clients' custodians are timely alerting the third-party voting service when accounts are set up at the custodian for the third-party voting service to begin voting TimesSquare Capital's clients' securities and that they are forwarding all proxy materials pertaining to the clients' portfolios to the third-party voting service for execution.

11.Clients may obtain information about how TimesSquare Capital voted proxies for securities held in their account(s) by contacting TimesSquare Capital.

Upon request, TimesSquare Capital will provide its clients with a description of TimesSquare Capital's proxy voting policy and procedures. In addition, TimesSquare Capital also discloses information regarding its proxy voting procedures in its Form ADV Part 2A.

Victory Capital Proxy Voting Policies and Procedures

It is Victory Capital's policy to vote the Portfolio's proxies in the best interests of the Portfolio and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Portfolio assets. To assist it in making proxy-voting decisions, Victory Capital has adopted a Proxy Voting Policy ("Policy") that establishes voting guidelines ("Proxy Voting Guidelines") with respect to certain recurring issues. The Policy is reviewed on an annual basis by Victory Capital's Proxy Committee ("Proxy Committee") and revised when the Proxy Committee determines that a change is appropriate.

Voting under Victory Capital's Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory Capital delegates to Institutional Shareholder Services ("ISS"), an independent service provider, the non- discretionary administration of proxy voting for its clients, subject to oversight by the Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory Capital.

Victory Capital's Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Portfolio or if required by the client. In such cases, Victory Capital may consider, among other things:

•the effect of the proposal on the underlying value of the securities

•the effect on marketability of the securities

•the effect of the proposal on future prospects of the issuer

•the composition and effectiveness of the issuer's board of directors

•the issuer's corporate governance practices

•the quality of communications from the issuer to its shareholders

Victory Capital may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team's opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Portfolio's best interests.

Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser's policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company's governance practices, and company performance.

•The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•The Adviser will generally vote FOR advisory votes on executive compensation ("say on pay") unless there is a pay-for- performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk- taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

•The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team's opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund's best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between Victory Capital's interests and those of the Portfolio or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory Capital will seek the opinion of its chief compliance officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, Victory Capital reports to the Portfolio annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

Wellington Management Global Proxy Policy and Procedures

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management's Proxy Voting Guidelines (the "Guidelines") set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer's business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy

Wellington Management:

1)Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group ("Investment Research") monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., "For", "Against", "Abstain") are reviewed by Investment Research and voted in accordance with the Guidelines.

•Issues identified as "case-by-case" in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client's securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management's judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

SAI 934 XX2020

PART C

VANGUARD WHITEHALL FUNDS

OTHER INFORMATION

Item 28. Exhibits

(a)Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 81 dated February 26, 2019, are hereby incorporated by reference.

(b)By-Laws, Amended and Restated By-laws, filed with Post-Effective Amendment No. 76 dated February 22, 2018, are hereby incorporated by reference.

(c)Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.

(d)Investment Advisory Contracts, for Donald Smith & Co., Inc., filed with Post-Effective Amendment No. 44 dated February 27, 2012; and Schroder Investment Management North America Inc. (Sub-Advisory Agreement with Schroder Investment Management North America Limited), filed with Post-Effective Amendment No. 46 dated Februrary 22, 2013; for Pzena Investment Management, LLC, filed with Post-Effective Amendment No. 56 on March 31, 2014; for Victory Capital Management Inc., filed with Post-Effective Amendment No. 70 dated February 23, 2017; for TimesSquare Capital Management, LLC, filed with Post-Effective Amendment No. 74 dated October 13, 2017; for Frontier Capital Management Co., LLC; Wellington Management Company LLP, filed with Post-Effective Amendment No. 81 dated February 26, 2019, are hereby incorporated by reference. For Cooke & Bieler, LP, to be filed by amendment.The Vanguard Group, Inc., provides investment advisory services to Vanguard High Dividend Yield Index Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard Global Minimum Volatility Fund, Vanguard International High Dividend Yield Index Fund, and Vanguard International Dividend Appreciation Index Fund pursuant to the Fifth Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.

(e)Underwriting Contracts, not applicable.

(f)Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in Part B of this Registration Statement.

(g)Custodian Agreements, for State Street Bank and Trust Company, and The Bank of New York Mellon, filed with Post-Effective Amendment No. 81 dated February 26, 2019, are hereby incorporated by reference. JPMorgan Chase Bank, to be filed by amendment.

(h)Other Material Contracts, Fifth Amended and Restated Funds' Service Agreement, filed with Post-Effective Amendment No. 76 dated February 22, 2018, and Form of Authorized Participant Agreement, filed with Post-Effective Amendment No. 42 dated February 24, 2011, are hereby incorporated by reference.

(i)Legal Opinion, not applicable.

(j)Other Opinions, Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(k)Omitted Financial Statements, not applicable.

(l)Initial Capital Agreements, not applicable.

(m)Rule 12b-1 Plan, not applicable.

(n)Rule 18f-3 Plan, to be filed by amendment.

(o)Reserved.

(p)Codes of Ethics, for Donald Smith & Co., Inc.; for Schroder Investment Management North America Limited; for Pzena Investment Management, LLC; for Victory Capital Management Inc.; for TimesSquare Capital Management, LLC; for Frontier Capital Managment Co., LLC; and for The Vanguard Group, Inc., filed with Post-Effective Amendment No. 81 dated February 26, 2019, are hereby incorporated by reference. For Wellington Management Company LLP, filed with Post-Effective Amendment No. 76 dated February 22, 2018; and for Schroder

Investment Management North America Inc., filed with Post-Effective Amendment No. 37 dated February 27, 2009. For Cooke & Bieler, LP, to be filed by amendment.

Item 29. Persons Controlled by or under Common Control with Registrant

This Registrant does not control and is not under common control with any person.

Item 30. Indemnification

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Advisers

Cooke & Bieler, LP, (Cooke & Bieler) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Cooke & Bieler, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Cooke & Bieler pursuant to the Advisers Act (SEC File No. 801- 60411).

Frontier Capital Management Co., LLC, (Frontier) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Frontier, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Frontier pursuant to the Advisers Act (SEC File No. 801-15724).

Schroder Investment Management North America Inc. (Schroders), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Schroders together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Schroders pursuant to the Advisers Act (SEC File No. 801-15834).

Schroder Investment Management North America Limited (Schroder Limited), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Schroder Limited, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Schroder Limited pursuant to the Advisers Act (SEC File No. 801-37163).

Donald Smith & Co., Inc. (Donald Smith & Co.), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Donald Smith & Co., together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Donald Smith & Co. pursuant to the Advisers Act (SEC File No. 801-10798).

Pzena Investment Management, LLC (Pzena), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Pzena, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Pzena pursuant to the Advisers Act (SEC File No. 801-50838).

TimesSquare Capital Management, LLC (TimesSquare Capital), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of TimesSquare Capital, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by TimesSquare Capital pursuant to the Advisers Act (SEC File No. 801-63492).

Victory Capital Management Inc. (Victory Capital), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Victory Capital, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Victory Capital pursuant to the Advisers Act (SEC File No. 801-46878).

Wellington Management Company LLP (Wellington Management) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and partners of Wellington Management, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

Item 32. Principal Underwriters

(a)Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of over 200 funds.

(b)The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
Karin A. Risi	Director, Chairman, Principal and Chief Executive Officer	None
Designee
Scott A. Conking	Director and Principal	None
Christopher D. McIsaac	Director and Principal	None
Thomas M. Rampulla	Director and Principal	None
Michael Rollings	Director and Principal	Finance Director
Caroline Cosby	Director, Principal, General Counsel and Assistant	None
Secretary
Mortimer J. Buckley	President	Chairman of the Board of Trustees, Chief
Executive Officer, and President
John E. Schadl	Assistant Vice President	Chief Compliance Officer
Beth Morales Singh	Secretary	None

Name	Positions and Office with Underwriter	Positions and Office with Funds
Angela Gravinese	Chief Compliance Officer	None
John T. Marcante	Chief Information Officer	None
Alonzo Ellis	Chief Information Security Officer	None
Salvatore L. Pantalone	Financial and Operations Principal and Treasurer	None
Amy M. Laursen	Financial and Operations Principal	None
Danielle Corey	Annuity and Insurance Officer	None
Jeff Seglem	Annuity and Insurance Officer	None
Matthew Benchener	Principal	None
John Bendl	Principal	Chief Financial Officer
Saundra K. Cusumano	Principal	None
James M. Delaplane Jr.	Principal	None
Andrew Kadjeski	Principal	None
Martha G. King	Principal	None
Michael V. Lucci	Principal	None
Brian P. McCarthy	Principal	None
James M. Norris	Principal	None
Douglas R. Mento	Principal	None
David Petty	Principal	None
Tammy M. Virnig	Principal	None

(c)Not applicable.

Item 33. Location of Accounts and Records

The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant's Custodians, State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, and JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179; and the Registrant's investment advisors at their respective locations identified in Part B of this Registration Statement.

Item 34. Management Services

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 16th day of December, 2019.

VANGUARD WHITEHALL FUNDS

BY:___________/s/ Mortimer J. Buckley*_________

Mortimer J. Buckley

Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ Mortimer J. Buckley*	Chairman and Chief	December 16, 2019
Executive Officer
Mortimer J. Buckley

/s/ Emerson U. Fullwood*	Trustee	December 16, 2019
Emerson U. Fullwood
/s/ Amy Gutmann*	Trustee	December 16, 2019
Amy Gutmann
/s/ F. Joseph Loughrey*	Trustee	December 16, 2019
F. Joseph Loughrey
/s/ Mark Loughridge*	Trustee	December 16, 2019
Mark Loughridge
/s/ Scott C. Malpass*	Trustee	December 16, 2019
Scott C. Malpass
/s/ Deanna Mulligan*	Trustee	December 16, 2019
Deanna Mulligan
/s/ André F. Perold*	Trustee	December 16, 2019
André F. Perold
/s/ Sarah Bloom Raskin*	Trustee	December 16, 2019
Sarah Bloom Raskin
/s/ Peter F. Volanakis*	Trustee	December 16, 2019
Peter F. Volanakis
/s/ John Bendl*	Chief Financial Officer	December 16, 2019
John Bendl

*By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018, (see File Number 33-32216) and a Power of Attorney filed on October 30, 2019, (see File Number 811-02554), Incorporated by Reference.